                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

          Pre-Effective Amendment No. _____             333-109579


          Post-Effective Amendment No. 5                [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                            Amendment No. 6             811-21440


                        (Check appropriate box or boxes)

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                           (Exact name of Registrant)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              4333 Edgewood Road NE
                            Cedar Rapids, Iowa 52499
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                             Copy to:
--------------------------            -------------------------------
Frank A. Camp, Esq.                   Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company   Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.              1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA  52499               Washington, DC  20004-2415

          It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2007 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on April XX, 2007 pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS
MAY 1, 2007

                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-355-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company ("Transamerica Life," "we," or "us") an AEGON company. A purchaser of a Policy ("owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the "separate account") or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS

[ ]  AIM V.I. Dynamics Fund -
    Series I Shares


[ ]  AIM V.I. Financial Services Fund -
    Series I Shares


[ ]  AIM V.I. Global Health Care Fund -
    Series I Shares


[ ]  AIM V.I. Small Cap Equity Fund -
    Series I Shares(1)


[ ]  AIM V.I. Technology Fund -
    Series I Shares


AMERICAN FUNDS INSURANCE SERIES
[ ]  AFIS Global Small Capitalization Fund (Class 2)
[ ]  AFIS Growth Fund (Class 2)
[ ]  AFIS International Fund (Class 2)
[ ]  AFIS New World Fund (Class 2)

DWS INVESTMENTS VIT FUNDS
[ ]  DWS Small Cap Index VIP
    (Class A)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Fidelity VIP Balanced Portfolio (Initial Class)
[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)
[ ]  Fidelity VIP Growth Portfolio (Initial Class)
[ ]  Fidelity VIP Growth Opportunities Portfolio (Initial Class)
[ ]  Fidelity VIP High Income Portfolio (Initial Class)
[ ]  Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
[ ]  Fidelity VIP Mid Cap Portfolio (Initial Class)

FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund

JANUS ASPEN SERIES
[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)
[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Large Cap Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)

PIMCO VARIABLE INSURANCE TRUST
[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)
[ ]  PIMCO VIT All Asset Portfolio (Institutional Class)
[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)
[ ]  PIMCO VIT Short-Term Portfolio (Institutional Class)
[ ]  PIMCO VIT StocksPLUS Growth and Income Portfolio (Institutional Class)
[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio
[ ]  Royce Small-Cap Portfolio

T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Blue Chip Growth Portfolio
[ ]  T. Rowe Price Equity Income Portfolio
[ ]  T. Rowe Price Mid-Cap Growth Portfolio(2)
[ ]  T. Rowe Price New America Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
[ ]  T. Rowe Price International Stock Portfolio

THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Third Avenue Value Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[ ]  U.S. Mid Cap Value Portfolio (Class I)

VAN ECK WORLDWIDE INSURANCE TRUST
[ ]  Van Eck Worldwide Absolute Return Fund

VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Equity Income Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF Growth Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio
[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio
[ ]  Vanguard VIF Total Stock Market Index Portfolio

---------------

(1) Effective May 1, 2007, the AIM VI Small Cap Growth Fund -- Series I Shares merged into the AIM V.I. Small Cap Equity Fund -- Series I shares.

(2) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
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--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Flexible Premiums......................................     1
     Free-Look Period.......................................     1
     Variable Life Insurance Benefit........................     2
     Cash Value.............................................     3
     Transfers..............................................     3
     Loans..................................................     3
     Partial Withdrawals and Surrenders.....................     3
     Tax Benefits...........................................     4
     Personalized Illustrations.............................     4
  Policy Risks..............................................     4
     Investment Risks.......................................     4
     Risk of Lapse..........................................     4
     Tax Risks (Income Tax and MEC).........................     5
     Loan Risks.............................................     5
     Risk of an Increase in Current Fees and Expenses.......     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
  Transaction Fees..........................................     6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................     7
  Annual Portfolio Operating Expenses.......................     8
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................    13
  Transamerica Life.........................................    13
     The Separate Account...................................    13
     The Fixed Account......................................    14
     The Portfolios.........................................    14
     Selection of the Underlying Portfolios.................    20
     Revenue We Receive.....................................    20
     Your Right to Vote Portfolio Shares....................    21
Charges and Deductions......................................    22
  Percent of Premium Load...................................    22
  Monthly Deduction.........................................    23
     Monthly Contract Charge................................    23
     Monthly Cost of Insurance Charge.......................    23
     Optional Term Insurance Rider..........................    24
     Mortality and Expense Risk Charge......................    24
     Monthly Deferred Sales Load............................    25
  Administrative Charges....................................    25
     Partial Withdrawal Charge..............................    25
     Loan Interest..........................................    26
     Transfer Charge........................................    26

     Taxes..................................................    26
     Portfolio Expenses.....................................    26
The Policy..................................................    27
  Ownership Rights..........................................    27
  Modifying the Policy......................................    27
  Purchasing a Policy.......................................    27
  Replacement of Existing Insurance.........................    28
  When Insurance Coverage Takes Effect......................    28
  Free-Look Period..........................................    28
  Backdating a Policy.......................................    29
Policy Features.............................................    29
  Premiums..................................................    29
     Allocating Premiums....................................    29
     Premium Flexibility....................................    30
     Planned Periodic Payments..............................    30
     Premium Limitations....................................    30
     Making Premium Payments................................    30
Transfers...................................................    31
  General...................................................    31
  Fixed Account Transfers...................................    31
  Disruptive Trading and Market Timing......................    32
  Transfer Procedures.......................................    34
  Asset Rebalancing Program.................................    35
  Third Party Asset Allocation Services.....................    36
Policy Values...............................................    36
  Cash Value................................................    36
  Net Cash Value............................................    36
  Subaccount Value..........................................    37
  Accumulation Units........................................    37
  Accumulation Unit Value...................................    38
  Net Investment Factor.....................................    38
  Fixed Account Value.......................................    38
Life Insurance Benefit......................................    38
  Life Insurance Benefit Options............................    39
  Life Insurance Benefit Compliance Tests...................    40
  Choosing a Life Insurance Benefit Option..................    42
  Changing the Life Insurance Benefit Option................    42
  How Life Insurance Benefits May Vary in Amount............    43
  Changing the Face Amount..................................    43
     Decreasing the Face Amount.............................    43
     Increasing the Face Amount.............................    44
  Duration of the Policy....................................    44
  Payment Options...........................................    44
Surrenders and Partial Withdrawals..........................    44
  Surrenders................................................    44

  Partial Withdrawals.......................................    45
Loans.......................................................    46
  General...................................................    46
     Interest Rate Charged..................................    47
     Loan Account Interest Rate Credited....................    47
     Maximum Loan Account Interest Rate.....................    47
     Indebtedness...........................................    47
     Repayment of Indebtedness..............................    47
  Effect of Policy Loans....................................    48
Policy Lapse and Reinstatement..............................    48
  Lapse.....................................................    48
  Reinstatement.............................................    48
Policy Termination..........................................    49
Federal Income Tax Considerations...........................    49
  Tax Status of the Policy..................................    49
  Tax Treatment of Policy Benefits..........................    50
Other Policy Information....................................    53
  Payments We Make..........................................    53
  Split Dollar Arrangements.................................    54
Supplemental Benefits (Riders)..............................    54
  Term Insurance Rider......................................    55
  Experience Credits Rider..................................    55
Additional Information......................................    55
  Sale of the Policies......................................    55
  State Variations..........................................    56
  Legal Proceedings.........................................    56
  Financial Statements......................................    56
Table of Contents of the Statement of Additional
  Information...............................................    57
Glossary....................................................    58
Prospectus Back Cover.......................................    61
  Personalized Illustrations of Policy Benefits.............    61
  Inquiries.................................................    61


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                                     ADVANTAGE X


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.


POLICY BENEFITS



  THE POLICY IN GENERAL


     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.



     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.



     - SUPPLEMENTAL BENEFITS (RIDERS). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy's cash value as part of the monthly deduction. These riders may not be available in all states.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.


     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you

      4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:


        -- the face amount of the Policy, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


      - Option 2 is the greater of:


        -- the face amount of the Policy plus the Policy's cash value on the date of the insured's death, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


      - Option 3 is the greater of:


        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.


     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the sum of your Policy's value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS


     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing."

  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Internal Revenue Code (the "Code"). The minimum loan amount is $500.


     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations."


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


POLICY RISKS



  INVESTMENT RISKS


     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations." You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM        Upon receipt of  15.00% of each premium received      10.00% of premium received up
LOAD....................  premium                                               to target premium(1) in Policy
                                                                                year 1; 6.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 2-4; 2.50% of
                                                                                premium received up to target
                                                                                premium in Policy years 5-7;
                                                                                2.10% of premium received up
                                                                                to target premium in Policy
                                                                                years 8-10; 0.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL        Upon withdrawal  $25.00                               $0
CHARGE..................

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MONTHLY CONTRACT          On the           $10.00 per month                     $5.00 per month
  CHARGE................  effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day
COST OF INSURANCE(1)
(without extra
ratings)(2)
  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk 3(Female, Non-        net amount at risk (Female,
                          and on each      Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                          monthly                                               Issue)
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the                      $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    first Policy year...                   amount at risk                       net amount at risk
MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the
                          effective date   cash value                           average cash value in Policy
                          and on each                                           years 1-17, 0.25% (annually)
                          monthly                                               of the average cash value in
                          deduction day                                         Policy years 18-30, and 0.15%
                                                                                (annually) of the average cash
                                                                                value in Policy years 31+
LOAN INTEREST             On Policy        2.00% (annually)                     0.67% (annually) in Policy
SPREAD(4)...............  anniversary or                                        years 1-17; 0.25% (annually)
                          earlier, as                                           in Policy years 18-30; and
                          applicable(5)                                         0.15% (annually) in Policy
                                                                                years 31+
MONTHLY DEFERRED SALES    On each monthly  0.30% of all premium received in     0.250% of the premium received
LOAD....................  deduction day    Policy year 1                        up to target premium in Policy
                          during Policy                                         year 1, and 0.017% of premium
                          years 2-7                                             received in excess of target
                                                                                premium in Policy year 1
TERM LIFE INSURANCE
RIDER(6)
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          (date of issue)
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk
  - Charge for a Male,
    age 48, Guaranteed                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    Issue...............                   amount at risk                       net amount at risk

---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). See "Maximum Loan Account Interest Rate."

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) The charge for this rider varies based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2006. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    3.72%

                      ANNUAL PORTFOLIO OPERATING EXPENSES

                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)



     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2006 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(22)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
AIM V.I. Dynamics Fund - Series
  I Shares(1),(2)..............     0.75%       0.39%     N/A      1.14%         0.01%          1.13%
AIM V.I. Financial Services
  Fund - Series I Shares(1)....     0.75%       0.38%     N/A      1.13%         0.00%          1.13%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(22)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
AIM V.I. Global Health Care
  Fund - Series I
  Shares(1),(3)................     0.75%       0.36%     N/A      1.11%         0.00%          1.11%
AIM V.I. Small Cap Equity
  Fund - Series I
  Shares(2),(4)................     0.75%       0.54%     N/A      1.29%         0.13%          1.16%
AIM V.I. Technology Fund -
  Series I Shares(1)...........     0.75%       0.37%     N/A      1.12%         0.00%          1.12%
AFIS Global Small
  Capitalization Fund (Class
  2)...........................     0.72%       0.05%    0.25%     1.02%         0.00%          1.02%
AFIS Growth Fund (Class 2).....     0.32%       0.02%    0.25%     0.59%         0.00%          0.59%
AFIS International Fund (Class
  2)...........................     0.50%       0.04%    0.25%     0.79%         0.00%          0.79%
AFIS New World Fund (Class 2)..     0.81%       0.07%    0.25%     1.13%         0.00%          1.13%
DWS Small Cap Index VIP (Class
  A)(5),(6)....................     0.45%       0.05%     N/A      0.50%         0.00%          0.50%
Fidelity VIP Balanced Portfolio
  (Initial Class)(7)...........     0.42%       0.19%     N/A      0.61%         0.00%          0.61%
Fidelity VIP Contrafund(R)
  Portfolio (Initial
  Class)(8)....................     0.57%       0.09%     N/A      0.66%         0.00%          0.66%
Fidelity VIP Growth Portfolio
  (Initial Class)(9)...........     0.57%       0.11%     N/A      0.68%         0.00%          0.68%
Fidelity VIP Growth
  Opportunities Portfolio
  (Initial Class)(10)..........     0.57%       0.15%     N/A      0.72%         0.00%          0.72%
Fidelity VIP High Income
  Portfolio (Initial Class)....     0.57%       0.14%     N/A      0.71%         0.00%          0.71%
Fidelity VIP International
  Capital Appreciation
  Portfolio (Initial
  Class)(11),(14)..............     0.71%       1.09%     N/A      1.80%         0.00%          1.80%
Fidelity VIP Mid Cap Portfolio
  (Initial Class)(12)..........     0.57%       0.11%     N/A      0.68%         0.00%          0.68%
First Eagle Overseas Variable
  Fund.........................     0.75%       0.24%    0.25%     1.24%         0.00%          1.24%
Janus Aspen Series Flexible
  Bond Portfolio (Institutional
  Shares)......................     0.55%       0.10%     N/A      0.65%         0.00%          0.65%
Janus Aspen Series Forty
  Portfolio (Institutional
  Shares)......................     0.64%       0.06%     N/A      0.70%         0.00%          0.70%
Janus Aspen Series
  International Growth
  Portfolio (Institutional
  Shares)......................     0.64%       0.07%     N/A      0.71%         0.00%          0.71%
Janus Aspen Series Large Cap
  Growth Portfolio
  (Institutional Shares).......     0.64%       0.05%     N/A      0.69%         0.00%          0.69%
Janus Aspen Series Mid Cap
  Growth Portfolio
  (Institutional Shares).......     0.64%       0.06%     N/A      0.70%         0.00%          0.70%
Janus Aspen Series Worldwide
  Growth Portfolio
  (Institutional Shares)(13)...     0.60%       0.04%     N/A      0.64%         0.00%          0.64%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(22)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
PIMCO VIT All Asset Portfolio
  (Administrative
  Class)(15)(16)(17)...........    0.175%       1.01%     N/A     1.185%         0.00%         1.185%
PIMCO VIT All Asset Portfolio
  (Institutional
  Class)(15)(16)(17)...........    0.175%       0.86%     N/A     1.035%         0.00%         1.035%
PIMCO VIT Real Return Portfolio
  (Institutional Class)(18)....     0.25%       0.25%     N/A      0.50%         0.00%          0.50%
PIMCO VIT Short-Term Portfolio
  (Institutional Class)(19)....     0.25%       0.20%     N/A      0.45%         0.00%          0.45%
PIMCO VIT StocksPLUS Growth and
  Income Portfolio
  (Institutional Class)........     0.30%       0.10%     N/A      0.40%         0.00%          0.40%
PIMCO VIT Total Return
  Portfolio (Institutional
  Class)(20)(21)...............     0.25%       0.27%     N/A      0.52%         0.00%          0.52%
Royce Micro-Cap Portfolio......     1.25%       0.06%     N/A      1.31%         0.00%          1.31%
Royce Small-Cap Portfolio......     1.00%       0.08%     N/A      1.08%         0.00%          1.08%
T. Rowe Price Blue Chip Growth
  Portfolio....................     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
T. Rowe Price Equity Income
  Portfolio....................     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio....................     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
T. Rowe Price New America
  Growth Portfolio.............     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
T. Rowe Price International
  Stock Portfolio..............     1.05%       0.00%     N/A      1.05%         0.00%          1.05%
Third Avenue Value Portfolio...     0.90%       0.27%     N/A      1.17%         0.00%          1.17%
UIF U.S. Mid Cap Value
  Portfolio (Class I)..........     0.72%       0.29%     N/A      1.01%         0.00%          1.01%
Van Eck Worldwide Absolute
  Return Fund..................     2.50%       1.22%     N/A      3.72%         1.22%          2.50%
Vanguard VIF Balanced
  Portfolio....................     0.14%       0.11%     N/A      0.25%         0.00%          0.25%
Vanguard VIF Capital Growth
  Portfolio....................     0.23%       0.19%     N/A      0.42%         0.00%          0.42%
Vanguard VIF Diversified Value
  Portfolio....................     0.24%       0.16%     N/A      0.40%         0.00%          0.40%
Vanguard VIF Equity Income
  Portfolio....................     0.16%       0.12%     N/A      0.28%         0.00%          0.28%
Vanguard VIF Equity Index
  Portfolio....................     0.11%       0.03%     N/A      0.14%         0.00%          0.14%
Vanguard VIF Growth
  Portfolio....................     0.21%       0.17%     N/A      0.38%         0.00%          0.38%
Vanguard VIF High Yield Bond
  Portfolio....................     0.14%       0.10%     N/A      0.24%         0.00%          0.24%
Vanguard VIF International
  Portfolio....................     0.26%       0.18%     N/A      0.44%         0.00%          0.44%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(22)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
Vanguard VIF Mid-Cap Index
  Portfolio....................     0.19%       0.05%     N/A      0.24%         0.00%          0.24%
Vanguard VIF Money Market
  Portfolio....................     0.11%       0.05%     N/A      0.16%         0.00%          0.16%
Vanguard VIF REIT Index
  Portfolio....................     0.27%       0.04%     N/A      0.31%         0.00%          0.31%
Vanguard VIF Short-Term
  Investment-Grade Portfolio...     0.10%       0.05%     N/A      0.15%         0.00%          0.15%
Vanguard VIF Small Company
  Growth Portfolio.............     0.22%       0.16%     N/A      0.38%         0.00%          0.38%
Vanguard VIF Total Bond Market
  Index Portfolio..............     0.11%       0.05%     N/A      0.16%         0.00%          0.16%
Vanguard VIF Total Stock Market
  Index Portfolio..............     0.12%       0.04%     N/A      0.16%         0.00%          0.16%


---------------

 (1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds invested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses.

 (2) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).


 (3) Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).



 (4) As a result of a reorganization which will occur on or about May 1, 2007, the Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization. The advisor for AIM V.I. Small Cap Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same excludes discussed above in Note 1) of Series I shares to 1.15% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.


 (5) Includes 0.10% administration fee.

 (6) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2007, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, Class A Shares (0.48%).

 (7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.59%. These offsets may be discontinued at any time.

 (8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

 (9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.

(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 1.00%. These offsets may be discontinued at any time.

(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

(13) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment is shown in the table above. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period.

(14) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security leading costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund's manager at any time.


(15) "Other Expenses" reflect an administrative fee of 0.25%.



(16) Underlying Funds' Expenses for the Portfolio's are based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Annual Underlying Fund Expenses in the Portfolio's prospectus.



(17) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying Fund Expenses.



(18) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.

(19) "Other Expenses" reflect an administrative fee of 0.20%.



(20) "Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.



(21) Total Annual Portfolio Operating Expense excluding interest expense is
     0.50%.



(22) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                       FEES AND
                                                                       EXPENSES
                                                            GROSS     VOLUNTARILY
                                                            TOTAL       WAIVED      TOTAL NET
                           MANAGEMENT    OTHER     12B-1    ANNUAL        OR         ANNUAL
PORTFOLIO                     FEES      EXPENSES   FEES    EXPENSES   REIMBURSED    EXPENSES
---------                  ----------   --------   -----   --------   -----------   ---------
AFIS Global Small
  Capitalization Fund
  (Class 2)(i)...........     0.72%       0.05%    0.25%     1.02%       0.08%        0.94%
AFIS Growth Fund (Class
  2)(i)..................     0.32%       0.02%    0.25%     0.59%       0.03%        0.56%
AFIS International Fund
  (Class 2)(i)...........     0.50%       0.04%    0.25%     0.79%       0.05%        0.74%
AFIS New World Fund
  (Class 2)(i)...........     0.81%       0.07%    0.25%     1.13%       0.08%        1.05%


---------------


     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.


     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the

Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.


     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.



THE PORTFOLIOS


     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.



AIM Variable Insurance Funds
managed by AIM Advisors, Inc.    - AIM V.I. Dynamics Fund - Series I Shares
                                   seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.

                                 - AIM V.I. Financial Services Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.





                                 - AIM V.I. Global Health Care Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its assets in
                                   securities of health care industry companies.



                                 - AIM V.I. Small Cap Equity Fund - Series I
                                   Shares seeks long-term growth of capital by normally investing at least 80% of its assets in equity securities, including convertible securities of small capitalization companies.(1)



                                 - AIM V.I. Technology Fund - Series I Shares
                                   seeks capital growth by normally investing at least 80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related industries.


American Funds Insurance
Series
managed by Capital Research
and
Management Company               - AFIS Global Small Capitalization Fund (Class
                                   2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.

                                 - AFIS Growth Fund (Class 2) seeks to make your
                                   investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

                                 - AFIS International Fund (Class 2) seeks to
                                   make your investment grow over time by
                                   investing primarily in common stocks of
                                   companies located outside of the United
                                   States.

                                 - AFIS New World Fund (Class 2) seeks to make
                                   your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.


DWS Scudder
managed by Deutsche Asset
Management, Inc. and
subadvised by
Northern Trust Investments,
N.A.                             - DWS Small Cap Index VIP (Class A) seeks to
                                   replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Deutsche Investment Management Americas Inc., is the Investment Advisor for the Portfolio and Northern Trust Investments, N.A. is the subadvisor.



Fidelity Variable Insurance
Products Funds - Initial Class
managed by Fidelity Management
&
Research Company                 - Fidelity VIP Balanced Portfolio (Initial
                                   Class) seeks income and capital growth
                                   consistent with reasonable risk.




                                 - Fidelity VIP Contrafund(R) Portfolio (Initial
                                   Class) seeks long-term capital appreciation.

                                 - Fidelity VIP Growth Portfolio (Initial Class)
                                   seeks to achieve capital appreciation.

                                 - Fidelity VIP Growth Opportunities Portfolio
                                   (Initial Class) seeks to provide capital growth.

                                 - Fidelity VIP High Income Portfolio (Initial
                                   Class) seeks a high level of current income, while also considering growth of capital.

                                 - Fidelity VIP International Capital
                                   Appreciation Portfolio (Initial Class) seeks capital appreciation.

                                 - Fidelity VIP Mid Cap Portfolio (Initial
                                   Class) seeks as high a level of current
                                   income as is consistent with preservation of capital and liquidity.

First Eagle Variable Fund
advised by Arnhold and
S. Bleichroeder Advisers, LLC    - First Eagle Overseas Variable Fund seeks
                                   long-term growth of capital.

Janus Aspen Series
managed by Janus Capital
Management LLC                   - Janus Aspen Series Flexible Bond Portfolio
                                   (Institutional Shares) seeks to obtain
                                   maximum total return, consistent with
                                   preservation of capital by investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds.

                                 - Janus Aspen Series Forty Portfolio
                                   (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

                                 - Janus Aspen Series International Growth
                                   Portfolio (Institutional Shares) seeks
                                   long-term growth of capital by investing under normal circumstances at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

                                 - Janus Aspen Series Large Cap Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase.

                                 - Janus Aspen Series Mid Cap Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.

                                 - Janus Aspen Series Worldwide Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust
managed by Pacific Investment
Management Company LLC           - PIMCO VIT All Asset Portfolio (Administrative
                                   Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.


                                 - PIMCO VIT All Asset Portfolio (Institutional
                                   Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of the PIMCO Funds, except the All Asset and All Asset All Authority Funds ("Underlying Funds").


                                 - PIMCO VIT Real Return Portfolio
                                   (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

                                 - PIMCO VIT Short-Term Portfolio (Institutional
                                   Class) seeks maximum current income,
                                   consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

                                 - PIMCO VIT StocksPLUS Growth and Income
                                   Portfolio (Institutional Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.

                                 - PIMCO VIT Total Return Portfolio
                                   (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund
managed by Royce &
Associates, LLC                  - Royce Micro-Cap Portfolio seeks long-term
                                   growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

                                 - Royce Small-Cap Portfolio seeks long-term
                                   growth of capital by investing its assets primarily in equity securities issued by small companies (companies with stock market capitalization less than $2.5 billion).

T. Rowe Price Equity Series,
Inc.
managed by T. Rowe Price
Associates,
Inc.                             - T. Rowe Price Blue Chip Growth Portfolio
                                   seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

                                 - T. Rowe Price Equity Income Portfolio seeks
                                   to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

                                 - T. Rowe Price Mid-Cap Growth Portfolio seeks
                                   to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

                                 - T. Rowe Price New America Growth Portfolio
                                   seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International
Series,
Inc. managed by T. Rowe Price
International, Inc.              - T. Rowe Price International Stock Portfolio
                                   seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

Third Avenue Variable Series
Trust
managed by Third Avenue
Management LLC                   - Third Avenue Value Portfolio seeks long-term
                                   capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

The Universal Institutional
Funds, Inc.
managed by Morgan Stanley
Investment Management Inc.       - UIF U.S. Mid Cap Value Portfolio (Class I)
                                   seeks above-average total return over a
                                   market cycle of three to five years by
                                   investing in common stocks and other equity securities.

Van Eck Worldwide Insurance
Trust
managed by Van Eck Associates
Corporation                      - Worldwide Absolute Return seeks to achieve
                                   consistent absolute (positive) returns in various market cycles.


Vanguard Variable Insurance Fund            - Vanguard VIF Balanced Portfolio seeks to conserve
managed by the following:                   capital, while providing moderate income and moderate
Balanced and High Yield Bond --               long-term growth of capital and income.
Wellington Management Company, LLP          - Vanguard VIF Capital Growth Portfolio seeks to provide
Capital Growth -- PRIMECAP Management       long- term growth of capital.
Company                                     - Vanguard VIF Diversified Value Portfolio seeks to
Diversified Value -- Barrow, Hanley,        provide long- term growth of capital and a moderate level
Mewhinney & Strauss                           of dividend income.
Equity Income -- Wellington Management      - Vanguard VIF Equity Income Portfolio seeks to provide a
Company and The Vanguard Group                relatively high level of current income and the
Equity Index, Mid-Cap Index, Total Stock      potential for long-term growth of capital and income.
Market Index and REIT Index -- Vanguard's   - Vanguard VIF Equity Index Portfolio seeks to provide
Quantitative Equity Group                   long-term growth of capital and income by attempting to
Growth -- Alliance Capital Management,        match the performance of a broad-based market index of
L.P.                                          stocks of large U.S. companies.
International -- Schroder Investment        - Vanguard VIF Growth Portfolio seeks to provide
Management North America Inc.               long-term growth of capital by investing primarily in
Money Market, Short-Term Investment-Grade     large-capitalization stocks of high-quality, seasoned
and Total Bond Market Index -- Vanguard's     U.S. companies with records or superior growth.
Fixed Income Group                          - Vanguard VIF High Yield Bond Portfolio seeks to provide
Small Company Growth -- Granahan            a higher level of income by investing primarily in a
Investment Management, Inc. and Grantham,     diversified group of high-yielding, higher-risk
Mayo, Van Otterloo & Co LLC                   corporate bonds with medium- and lower-range
                                              credit-quality ratings, commonly known as "junk bonds".
                                            - Vanguard VIF International Portfolio seeks to provide a
                                            long-term growth of capital by investing primarily in the
                                              stocks of seasoned companies located outside of the
                                              United States.
                                            - Vanguard VIF Mid-Cap Index Portfolio seeks to provide
                                            long-term growth of capital by attempting to match the
                                              performance of a broad-based market index of stocks of
                                              medium-size U.S. companies.
                                            - Vanguard VIF Money Market Portfolio seeks to provide
                                            income while maintaining liquidity and a stable share
                                              price of $1. An investment in the Portfolio is not
                                              insured or guaranteed by the FDIC or any other
                                              government agency. Although the Portfolio seeks to
                                              preserve the value of your investment at $1 per share,
                                              it is possible to lose money by investing in the
                                              Portfolio.
                                            - Vanguard VIF REIT Index Portfolio seeks to provide a
                                            high level of income and moderate long-term growth of
                                              capital.
                                            - Vanguard VIF Short-Term Investment-Grade Portfolio
                                            seeks income while maintaining a high degree of stability
                                              of principal.
                                            - Vanguard VIF Small Company Growth Portfolio seeks to
                                              provide long-term growth of capital by investing
                                              primarily in the stocks of smaller companies (which, at
                                              the time of purchase, typically have a market value of
                                              less than $1-$2 billion).
                                            - Vanguard VIF Total Bond Market Index Portfolio seeks to
                                              provide a higher level of income by attempting to match
                                              the performance of a broad-based market index of
                                              publicly traded, investment-grade bonds.
                                            - Vanguard VIF Total Stock Market Index Portfolio seeks
                                            to match the performance of a benchmark index that
                                              measures the investment return of the overall stock
                                              market.

(1) Effective July 3, 2006, AIM VI Small Company Growth Fund was renamed AIM VI Small Cap Growth Fund. Thereafter, effective May 1, 2007, the AIM Small Cap Growth Fund -- Series I Shares merged into the AIM V.I. Small Cap Equity Fund -- Series I Shares.

SELECTION OF THE UNDERLYING PORTFOLIOS

     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see "Revenue We Receive.") We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We do not recommend or endorse a particular portfolio and we do not provide investment advice.

REVENUE WE RECEIVE

     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:


     - Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25%. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.


     - Administrative, Marketing and Support Service fees. The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI")+. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, became the distributor.

     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

                 INCOMING PAYMENTS TO US AND TCI FROM THE FUNDS


                                   MAXIMUM FEE                                  MAXIMUM FEE
FUND                              % OF ASSETS*              FUND                % OF ASSETS*
----                              ------------              ----                ------------
AIM Variable Insurance Funds      0.25%          Fidelity Variable Insurance   0.05% + 0.05%
                                                   Products Fund               after $100
                                                                               million**

T. Rowe Price International       0.15% after    Janus Aspen Series            0.15% after
  Series, Inc.                    $25 million**                                $50 million**

PIMCO Variable Insurance Trust    0.25%          T. Rowe Price Equity          0.15% after
  (Administrative Class)                           Series, Inc.                $25 million **

First Eagle Variable Funds,       0.25%          The Universal Institutional   0.25%
  Inc.                                             Funds, Inc.

American Funds Insurance Series   0.25%


 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

** We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Transamerica Life and its affiliates.

     Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.


YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
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--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.


SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:


     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PERCENT OF PREMIUM LOAD


     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

     - 10.00% of premium received up to target premium in Policy Year 1; and

     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and

     - 2.10% of premium received up to target premium in Policy years 8-10; and

     - 0.50% of all premium received up to target premium in Policy years 11+.


     We can increase the percent of premium load, but the maximum percent of premium load is 15.00% of each premium payment.



MONTHLY DEDUCTION


     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS



                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS



                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS



                                 - a factor representing the mortality and
                                   expense risk charge; PLUS



                                 - the monthly deferred sales load in Policy
                                   years 2-7.



MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.



                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.



                                 - This charge is used to cover administrative
                                   services relating to the Policy.



MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge
                                   monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.



                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:


                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)


                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.


     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.


OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.



MORTALITY AND EXPENSE RISK
CHARGE:

                                   We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.



                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:



                                 - An effective annual rate of 0.67% in Policy
                                   years 1-17;




                                 - An effective annual rate of 0.25% in Policy
                                   years 18-30; and

                                 - An effective annual rate of 0.15% thereafter.



                                We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.



                                The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.



                                If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.



MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.



                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.



                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).



                                 The current monthly deferred sales load equals:



                                 - 0.25% of premium received up to target
                                   premium in Policy year 1 (for a cumulative total of 18.0% through policy year 7); and



                                 - 0.017% of premium received in excess of
                                   target premium in Policy year 1 (for a
                                   cumulative total of 1.22% through policy year
                                   7).




                                 We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1 (for a cumulative total of 21.6%).


                                 The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.



ADMINISTRATIVE CHARGES


  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS."


  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 3.72% in 2006. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application. Once selected, the test may not be changed.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc. , the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
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PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We will allocate the net premium (including interest or investment performance as applicable) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See "Policy Lapse and Reinstatement."

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
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GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

     - Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request at our home office no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

          (a) 25% of your current cash value in the fixed account; or

          (b) the amount you transferred from the fixed account in the immediately preceding Policy year.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

     Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

          (2) an adverse effect on portfolio management, such as:

             (a) impeding a portfolio manager's ability to sustain an investment objective;

             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

          (3) increased brokerage and administrative expenses.

     These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.


     Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner's trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner's purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund's prospectuses for information about restrictions on transfers.


     OMNIBUS ORDER. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-355-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-355-2378.


     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office. We may discontinue this option at any time.


     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form signed by the policy owner to us at our home office; and


                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.


ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;


                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

NOTE CAREFULLY:

     - Transamerica Life does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

     - Transamerica Life is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

     - Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE EQUALS:           - the cash value as of such date; MINUS


                                 - any outstanding indebtedness (Policy loan
                                   amount plus any accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.


THE NUMBER OF ACCUMULATION
UNITS IN ANY DAY EQUALS:         - the initial units purchased at accumulation
                                   unit value at subaccount on any monthly
                                   deduction the end of the free-look period;
                                   PLUS


                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS

                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS


                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

     You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1 IS THE GREATER OF:      1. the face amount of the Policy; OR
                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 2 IS THE GREATER OF:      1. the face amount; PLUS
                                    - the cash value on the insured's date of
                                      death; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


LIFE INSURANCE BENEFIT UNDER
OPTION 3 IS THE GREATER OF:      1. the face amount; PLUS
                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                            *          *          *


     The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.


     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS


     Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.



     Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST



 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134            78            105
     41            243            60            130            79            105
     42            236            61            128            80            105
     43            229            62            126            81            105
     44            222            63            124            82            105
     45            215            64            122            83            105
     46            209            65            120            84            105
     47            203            66            119            85            105
     48            197            67            118            86            105
     49            191            68            117            87            105
     50            185            69            116            88            105
     51            178            70            115            89            105
     52            171            71            113            90            105
     53            164            72            111            91            104
     54            157            73            109            92            103
     55            150            74            107            93            102
     56            146            75            105          94-99           101
     57            142            76            105         100 and          100
     58            138            77            105          older



          LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST


 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     20        631     751          47        267     312          74        137     148
     21        612     727          48        259     303          75        135     145
     22        595     704          49        251     294          76        133     142
     23        577     681          50        244     285          77        131     139
     24        560     659          51        237     276          78        129     136
     25        542     638          52        230     268          79        127     134
     26        526     617          53        224     261          80        125     131
     27        509     597          54        218     253          81        124     129
     28        493     578          55        212     246          82        122     127
     29        477     559          56        206     239          83        121     125
     30        462     541          57        201     232          84        119     123
     31        447     523          58        195     226          85        118     121
     32        432     506          59        190     219          86        117     119
     33        418     489          60        186     213          87        116     118
     34        404     473          61        181     207          88        115     117
     35        391     458          62        177     201          89        114     115
     36        379     443          63        172     196          90        113     114
     37        366     428          64        168     191          91        112     113

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     38        355     414          65        164     186          92        111     111
     39        343     401          66        161     181          93        110     110
     40        332     388          67        157     176          94        109     109
     41        322     376          68        154     172          95        107     108
     42        312     364          69        151     167          96        106     106
     43        302     353          70        148     163          97        105     105
     44        293     342          71        145     159          98        103     103
     45        284     332          72        142     155          99        102     102
     46        275     322          73        140     152         100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

  DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE AMOUNT:                     - You must send your written request to our
                                   home office.

                                 - You may not decrease your face amount lower
                                   than $1,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

  INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE AMOUNT:                     - You must submit a written application to our
                                   home office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

     We will pay you an amount in addition to the net cash value on surrender if:

     - you are completely surrendering either (i) all of the Policies or (ii) if the Policies have been issued in a "case" (i.e., all Policies originally issued to a single owner on a common date), the final Policy in the case to be completely surrendered; and

     - ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

     This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.


     The additional amount is a percentage of the "fully-surrendered net cash value" (defined below), as set out in the table below, multiplied by a factor between 0.00 and 1.00, inclusive. The factor is (A/B) + (C X D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.



  POLICY
  YEAR               PERCENTAGE OF NET CASH VALUE
  ------             ----------------------------
     1                             12%
     2                           10.4%
     3                            8.5%
     4                            6.6%
     5                            4.0%
     6                            2.4%
     7                            1.0%
    8+                              0%


     "Fully-surrendered net cash value" is calculated as follows:

     - the total net cash value of the Policies in the case in force on the surrender date of the final Policy; PLUS;

     - the total net cash value paid for any Policies in the case surrendered prior to the surrender date; MINUS;

     - the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Internal Revenue Code is intended to apply.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWALS:                     - You must send your written partial withdrawal
                                   request with an original signature to our home office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our home office.

                                 - We reserve the right to deduct a processing
                                   fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences. See "Federal Income Tax
                                   Considerations".

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations."

CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.

                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.

                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.


     You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.


     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS


     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").


     Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     Section 1035 Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     Life Insurance Purchases by Nonresident Aliens and Foreign
Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residence are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Employer-Owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

     Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

     Estate, Gift and Generation -- Skipping Transfer Taxes. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
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--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policy owners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefits (riders) are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall Policy costs may be less over time if
                                   experience credits are paid.

                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.

ADDITIONAL INFORMATION
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--------------------------------------------------------------------------------

SALE OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 2.6% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS

     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

     No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
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--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
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--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account -- The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7), and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge -- The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, company, our -- Transamerica Life Insurance Company ("Transamerica
Life").

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-355-2378

     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant's file numbers are listed below.

     TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

PROSPECTUS
MAY 1, 2007

                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-355-8572


                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company ("Transamerica Life," "we", or "us"), an AEGON company. A purchaser of a Policy ("owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the "separate account") or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN FUNDS INSURANCE SERIES
[ ]  AFIS Global Small Capitalization Fund (Class 2)
[ ]  AFIS Growth Fund (Class 2)
[ ]  AFIS International Fund (Class 2)
[ ]  AFIS New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)
[ ]  Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
[ ]  Fidelity VIP Mid Cap Portfolio (Initial Class)

FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund

JANUS ASPEN SERIES
[ ]  Janus Aspen Series Balanced Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)
[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)

PIMCO VARIABLE INSURANCE TRUST
[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)
[ ]  PIMCO VIT All Asset Portfolio (Institutional Class)
[ ]  PIMCO VIT High Yield Portfolio (Institutional Class)
[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)
[ ]  PIMCO VIT Short-Term Portfolio (Institutional Class)
[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio

RYDEX VARIABLE TRUST
[ ]  Rydex Variable Trust Nova Fund
[ ]  Rydex Variable Trust OTC Fund

T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Equity Income Portfolio
[ ]  T. Rowe Price Mid-Cap Growth Portfolio(1)

THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Third Avenue Value Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
[ ]  Van Eck Worldwide Absolute Return Fund

VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio
[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio
[ ]  Vanguard VIF Total Stock Market Index Portfolio

---------------

(1) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................    1
  Policy Benefits...........................................    1
     The Policy in General..................................    1
     Flexible Premiums......................................    1
     Free-Look Period.......................................    1
     Variable Life Insurance Benefit........................    2
     Cash Value.............................................    3
     Transfers..............................................    3
     Loans..................................................    3
     Partial Withdrawals and Surrenders.....................    3
     Tax Benefits...........................................    4
     Personalized Illustrations.............................    4
  Policy Risks..............................................    4
     Investment Risks.......................................    4
     Risk of Lapse..........................................    4
     Tax Risks (Income Tax and MEC).........................    5
     Loan Risks.............................................    5
     Risk of an Increase in Current Fees and Expenses.......    5
Portfolio Risks.............................................    5
Fee Tables..................................................    6
  Transaction Fees..........................................    6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................    7
  Annual Portfolio Operating Expenses.......................    8
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................   12
  Transamerica Life.........................................   12
  The Separate Account......................................   12
  The Fixed Account.........................................   13
  The Portfolios............................................   13
  Selection of the Underlying Portfolios....................   18
  Revenue We Receive........................................   18
  Your Right to Vote Portfolio Shares.......................   19
Charges and Deductions......................................   20
  Percent of Premium Load...................................   20
  Monthly Deduction.........................................   21
     Monthly Contract Charge................................   21
     Monthly Cost of Insurance Charge.......................   21
     Optional Term Insurance Rider..........................   22
     Mortality and Expense Risk Charge......................   22
     Monthly Deferred Sales Load............................   23
  Administrative Charges....................................   23
     Partial Withdrawal Charge..............................   23
     Loan Interest..........................................   24
     Transfer Charge........................................   24

     Taxes..................................................   24
     Portfolio Expenses.....................................   24
The Policy..................................................   25
  Ownership Rights..........................................   25
  Modifying the Policy......................................   25
  Purchasing a Policy.......................................   25
  Replacement of Existing Insurance.........................   26
  When Insurance Coverage Takes Effect......................   26
  Free-Look Period..........................................   26
  Backdating a Policy.......................................   27
Policy Features.............................................   27
  Premiums..................................................   27
     Allocating Premiums....................................   27
     Premium Flexibility....................................   28
     Planned Periodic Payments..............................   28
     Premium Limitations....................................   28
     Making Premium Payments................................   28
Transfers...................................................   29
  General...................................................   29
  Fixed Account Transfers...................................   29
  Disruptive Trading and Market Timing......................   30
  Transfer Procedures.......................................   32
  Asset Rebalancing Program.................................   33
  Third Party Asset Allocation Services.....................   34
Policy Values...............................................   34
  Cash Value................................................   34
  Net Cash Value............................................   34
  Subaccount Value..........................................   35
  Accumulation Units........................................   35
  Accumulation Unit Value...................................   35
  Net Investment Factor.....................................   36
  Fixed Account Value.......................................   36
Life Insurance Benefit......................................   36
  Life Insurance Benefit Options............................   37
  Life Insurance Benefit Compliance Tests...................   38
  Choosing a Life Insurance Benefit Option..................   40
  Changing the Life Insurance Benefit Option................   40
  How Life Insurance Benefits May Vary in Amount............   41
  Changing the Face Amount..................................   41
     Decreasing the Face Amount.............................   41
     Increasing the Face Amount.............................   41
  Duration of the Policy....................................   42
  Payment Options...........................................   42
Surrenders and Partial Withdrawals..........................   42
  Surrenders................................................   42

  Partial Withdrawals.......................................   43
Loans.......................................................   44
  General...................................................   44
     Interest Rate Charged..................................   44
     Loan Account Interest Rate Credited....................   45
     Maximum Loan Account Interest Rate.....................   45
     Indebtedness...........................................   45
     Repayment of Indebtedness..............................   45
  Effect of Policy Loans....................................   45
Policy Lapse and Reinstatement..............................   46
  Lapse.....................................................   46
  Reinstatement.............................................   46
Policy Termination..........................................   46
Federal Income Tax Considerations...........................   46
  Tax Status of the Policy..................................   47
  Tax Treatment of Policy Benefits..........................   47
Other Policy Information....................................   51
  Payments We Make..........................................   51
  Split Dollar Arrangements.................................   51
Supplemental Benefits (Riders)..............................   52
  Term Insurance Rider......................................   52
  Experience Credits Rider..................................   52
Additional Information......................................   53
  Sale of the Policies......................................   53
  State Variations..........................................   54
  Legal Proceedings.........................................   54
  Financial Statements......................................   54
Table of Contents of the Statement of Additional
  Information...............................................   55
Glossary....................................................   56
Prospectus Back Cover.......................................   59
  Personalized Illustrations of Policy Benefits.............   59
  Inquiries.................................................   59


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.


POLICY BENEFITS

  THE POLICY IN GENERAL


     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).



     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:



      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR



      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.



     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.



     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.



     - SUPPLEMENTAL BENEFITS (RIDERS). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy's cash value as part of the monthly deduction. These riders may not be available in all states.


  FLEXIBLE PREMIUMS


     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.



     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD generally expires 14 days after we mail the Policy or 10 days after receipt, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of
       (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT


     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.



     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:



      - Option 1 is the greater of:



        -- the face amount of the Policy, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 2 is the greater of:



        -- the face amount of the Policy plus the Policy's cash value on the date of the insured's death, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 3 is the greater of:



        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



     We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.



     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.



     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.



     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE


     - Cash value is the sum of your Policy's value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS


     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.



     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.



     - An asset rebalancing program is available.



     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.



     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing."


  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Internal Revenue Code (the "Code"). The minimum loan amount is $500.



     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.



     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.



     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations."


  PARTIAL WITHDRAWALS AND SURRENDERS


     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.



     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.



     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.



     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.


     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.



     - A partial withdrawal or surrender may have tax consequences.


  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS


     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:



     - understand the long-term effects of different levels of investment performances,



     - understand the charges and deductions under the Policy, and



     - compare the Policy to other life insurance policies.



     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


POLICY RISKS

  INVESTMENT RISKS


     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.


  RISK OF LAPSE


     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.



     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.



     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.



  TAX RISKS (INCOME TAX AND MEC)



     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations." You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.



  LOAN RISKS



     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.



     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.



     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.



     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.



  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES



     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
PERCENT OF PREMIUM        Upon receipt of  15.00% of each premium received      10.00% of premium received up to
  LOAD..................  premium                                               target premium(1) in Policy year
                                                                                1; 6.50% of premium received up
                                                                                to target premium in Policy years
                                                                                2-4; 2.50% of premium received up
                                                                                to target premium in Policy years
                                                                                5-7; 2.10% of premium received up
                                                                                to target premium in Policy years
                                                                                8-10; 0.50% of premium received
                                                                                up to target premium in Policy
                                                                                years 11+
PARTIAL WITHDRAWAL        Upon withdrawal  $25.00                               $0
  CHARGE................
TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year


---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
MONTHLY CONTRACT          On the           $10.00 per month                     $5.00 per month
CHARGE..................  effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day
COST OF INSURANCE(1)
(without extra
ratings)(2)
  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female, Non-
                          and on each      Tobacco, Age 20, Medical Issue)      Tobacco, Age 20, Medical Issue)
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk (Male, Tobacco, Age   amount at risk (Male, Tobacco,
                                           99, Guaranteed Issue)                Age 99, Guaranteed Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the                      $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
    first Policy year...                   amount at risk                       amount at risk
MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the average
                          effective date   cash value                           cash value in Policy years 1-17,
                          and on each                                           0.25% (annually) of the average
                          monthly                                               cash value in Policy years 18-30,
                          deduction day                                         and 0.15% (annually) of the
                                                                                average cash value in Policy
                                                                                years 31+
LOAN INTEREST             On Policy        2.00% (annually)                     0.67% (annually) in Policy years
  SPREAD(4).............  anniversary or                                        1-17; 0.25% (annually) in Policy
                          earlier, as                                           years 18-30; and 0.15% (annually)
                          applicable(5)                                         in Policy years 31+
MONTHLY DEFERRED SALES    On each monthly  0.30% of all premium received in     0.250% of the premium received up
LOAD....................  deduction day    Policy year 1                        to target premium in Policy year
                          during Policy                                         1, and 0.017% of premium received
                          years 2-7                                             in excess of target premium in
                                                                                Policy year 1
TERM LIFE INSURANCE
RIDER(6)
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          (date of issue)
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk                       amount at risk
  - Charge for a Male,
    age 48, Guaranteed                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
    Issue...............                   amount at risk                       amount at risk

---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). See "Maximum Loan Account Interest Rate."

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) The charge for this rider varies based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2006. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    3.72%

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2006 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.


                                                                                FEES AND
                                                                   GROSS        EXPENSES
                                                                   TOTAL     CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(14)   EXPENSES
---------                         ----------   --------   -----   --------   --------------   ---------
AFIS Global Small Capitalization
  Fund (Class 2)................     0.72%       0.05%    0.25%     1.02%         0.00%          1.02%
AFIS Growth Fund (Class 2)......     0.32%       0.02%    0.25%     0.59%         0.00%          0.59%
AFIS International Fund (Class
  2)............................     0.50%       0.04%    0.25%     0.79%         0.00%          0.79%

                                                                                FEES AND
                                                                   GROSS        EXPENSES
                                                                   TOTAL     CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(14)   EXPENSES
---------                         ----------   --------   -----   --------   --------------   ---------
AFIS New World Fund (Class 2)...     0.81%       0.07%    0.25%     1.13%         0.00%          1.13%
Fidelity VIP Contrafund(R)
  Portfolio (Initial
  Class)(1).....................     0.57%       0.09%     N/A      0.66%         0.00%          0.66%
Fidelity VIP International
  Capital Appreciation Portfolio
  (Initial Class)(2, 5).........     0.71%       1.09%     N/A      1.80%         0.00%          1.80%
Fidelity VIP Mid Cap Portfolio
  (Initial Class)(3)............     0.57%       0.11%     N/A      0.68%         0.00%          0.68%
First Eagle Overseas Variable
  Fund..........................     0.75%       0.24%    0.25%     1.24%         0.00%          1.24%
Janus Aspen Series Balanced
  Portfolio (Institutional
  Shares).......................     0.55%       0.03%     N/A      0.58%         0.00%          0.58%
Janus Aspen Series Flexible Bond
  Portfolio (Institutional
  Shares).......................     0.55%       0.10%     N/A      0.65%         0.00%          0.65%
Janus Aspen Series Forty
  Portfolio (Institutional
  Shares).......................     0.64%       0.06%     N/A      0.70%         0.00%          0.70%
Janus Aspen Series International
  Growth Portfolio
  (Institutional Shares)........     0.64%       0.07%     N/A      0.71%         0.00%          0.71%
Janus Aspen Series Mid Cap
  Growth Portfolio
  (Institutional Shares)........     0.64%       0.06%     N/A      0.70%         0.00%          0.70%
Janus Aspen Series Worldwide
  Growth Portfolio
  (Institutional Shares)(4).....     0.60%       0.04%     N/A      0.64%         0.00%          0.64%
PIMCO VIT All Asset Portfolio
  (Administrative
  Class)(6)(7)(8)...............    0.175%       1.01%     N/A     1.185%         0.00%         1.185%
PIMCO VIT All Asset Portfolio
  (Institutional
  Class)(6)(7)(8)...............    0.175%       0.86%     N/A     1.035%         0.00%         1.035%
PIMCO VIT High Yield Portfolio
  (Institutional Class)(9)......     0.25%       0.35%     N/A      0.60%         0.00%          0.60%
PIMCO VIT Real Return Portfolio
  (Institutional Class)(10).....     0.25%       0.25%     N/A      0.50%         0.00%          0.50%
PIMCO VIT Short-Term Portfolio
  (Institutional Class)(11).....     0.25%       0.20%     N/A      0.45%         0.00%          0.45%
PIMCO VIT Total Return Portfolio
  (Institutional
  Class)(12)(13)................     0.25%       0.27%     N/A      0.52%         0.00%          0.52%
Royce Micro-Cap Portfolio.......     1.25%       0.06%     N/A      1.31%         0.00%          1.31%
Rydex Variable Trust Nova
  Fund..........................     0.75%       0.73%     N/A      1.48%         0.00%          1.48%
Rydex Variable Trust OTC Fund...     0.75%       0.74%     N/A      1.49%         0.00%          1.49%
T. Rowe Price Equity Income
  Portfolio.....................     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio.....................     0.85%       0.00%     N/A      0.85%         0.00%          0.85%
Third Avenue Value Portfolio....     0.90%       0.27%     N/A      1.17%         0.00%          1.17%
Van Eck Worldwide Absolute
  Return Fund...................     2.50%       1.22%     N/A      3.72%         1.22%          2.50%
Vanguard VIF Balanced
  Portfolio.....................     0.14%       0.11%     N/A      0.25%         0.00%          0.25%

                                                                                FEES AND
                                                                   GROSS        EXPENSES
                                                                   TOTAL     CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(14)   EXPENSES
---------                         ----------   --------   -----   --------   --------------   ---------
Vanguard VIF Capital Growth
  Portfolio.....................     0.23%       0.19%     N/A      0.42%         0.00%          0.42%
Vanguard VIF Diversified Value
  Portfolio.....................     0.24%       0.16%     N/A      0.40%         0.00%          0.40%
Vanguard VIF Equity Index
  Portfolio.....................     0.11%       0.03%     N/A      0.14%         0.00%          0.14%
Vanguard VIF Growth Portfolio...     0.21%       0.17%     N/A      0.38%         0.00%          0.38%
Vanguard VIF High Yield Bond
  Portfolio.....................     0.14%       0.10%     N/A      0.24%         0.00%          0.24%
Vanguard VIF International
  Portfolio.....................     0.26%       0.18%     N/A      0.44%         0.00%          0.44%
Vanguard VIF Mid-Cap Index
  Portfolio.....................     0.19%       0.05%     N/A      0.24%         0.00%          0.24%
Vanguard VIF Money Market
  Portfolio.....................     0.11%       0.05%     N/A      0.16%         0.00%          0.16%
Vanguard VIF REIT Index
  Portfolio.....................     0.27%       0.04%     N/A      0.31%         0.00%          0.31%
Vanguard VIF Short-Term
  Investment-Grade Portfolio....     0.10%       0.05%     N/A      0.15%         0.00%          0.15%
Vanguard VIF Small Company
  Growth Portfolio..............     0.22%       0.16%     N/A      0.38%         0.00%          0.38%
Vanguard VIF Total Bond Market
  Index Portfolio...............     0.11%       0.05%     N/A      0.16%         0.00%          0.16%
Vanguard VIF Total Stock Market
  Index Portfolio...............     0.12%       0.04%     N/A      0.16%         0.00%          0.16%


---------------

(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(2) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security leading costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund's manager at any time.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

(4) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment is shown in the table above. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period.

 (5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.00%. These offsets may be discontinued at any time.


 (6) "Other Expenses" reflect an administrative fee of 0.25%.



 (7) Underlying Funds' Expenses for the Portfolio's are based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Annual Underlying Fund Expenses in the Portfolio's prospectus.



 (8) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying Fund Expenses.



 (9) "Other Expenses" reflect an administrative fee of 0.35%.



(10) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.



(11) "Other Expenses" reflect an administrative fee of 0.20%.



(12) "Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.



(13) Total Annual Portfolio Operating Expense excluding interest expense is
     0.50%.



(14) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:

                                                                                            FEES AND
                                                                                            EXPENSES
                                                                           GROSS TOTAL     VOLUNTARILY    TOTAL NET
                                      MANAGEMENT    OTHER                     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                                FEES      EXPENSES   12B-1 FEES     EXPENSES      REIMBURSED     EXPENSES
---------                             ----------   --------   ----------   ------------   -------------   ---------
AFIS Global Small Capitalization
  Fund (Class 2)(i).................     0.72%       0.05%       0.25%         1.02%          0.08%         0.94%
AFIS Growth Fund (Class 2)(i).......     0.32%       0.02%       0.25%         0.59%          0.03%         0.56%
AFIS International Fund (Class
  2)(i).............................     0.50%       0.04%       0.25%         0.79%          0.05%         0.74%
AFIS New World Fund (Class 2)(i)....     0.81%       0.07%       0.25%         1.13%          0.08%         1.05%
UIF Emerging Markets Equity
  Portfolio (Class I)(ii)...........     1.22%       0.40%       0.00%         1.62%          0.00%         1.62%

     --------------------

     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.

     (ii) The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the "Operating Expense Limitation" in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "12B-1 Fees", "Other Expenses" and "Total Fund Operating Expenses", would be as noted above.

     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

American Funds Insurance Series managed by  - AFIS Global Small Capitalization Fund (Class 2) seeks to make your
Capital Research and Management Company       investment grow over time by investing primarily in stocks of smaller companies located around the world.
                                            - AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

                                            - AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.
                                            - AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Fidelity Variable Insurance Products        - Fidelity VIP Contrafund(R) Portfolio (Initial Class) seeks long-
Funds -- Initial Class                        term capital appreciation.
managed by Fidelity Management & Research   - Fidelity VIP International Capital Appreciation Portfolio (Initial
Company                                       Class) seeks capital appreciation.
                                            - Fidelity VIP Mid Cap Portfolio (Initial Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

First Eagle Variable Fund                   - First Eagle Overseas Variable Fund seeks long-term growth of
advised by Arnhold and S. Bleichroeder        capital.
Advisers, LLC

Janus Aspen Series                          - Janus Aspen Series Balanced Portfolio (Institutional Shares) seeks
managed by Janus Capital Management LLC       long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50%
                                              of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.
                                            - Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
                                              seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds.
                                            - Janus Aspen Series Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
                                            - Janus Aspen Series International Growth Portfolio (Institutional
                                              Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the
                                              United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country.
                                              The Portfolio may have significant exposure to emerging markets.

                                            - Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
                                              seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.
                                            - Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)
                                              seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust managed by   - PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum
Pacific Investment Management Company LLC     real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO
                                              Funds and does not invest directly in stocks or bonds of other issuers.
                                            - PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of the PIMCO Funds, except the All
                                              Asset and All Asset All Authority Funds ("Underlying Funds").
                                            - PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.
                                            - PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.
                                            - PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income
                                              Instruments of varying maturities.
                                            - PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal
                                              circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce &       - Royce Micro-Cap Portfolio seeks long-term growth of capital by
Associates, LLC                               investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust managed by Rydex       - Rydex Variable Trust Nova Fund seeks to provide investment results
Investments                                   that match the performance of a specific benchmark on a daily basis.
                                              The Fund's current benchmark is 150% of the performance of the S&P
                                              500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the
                                              New York Stock Exchange, The American Stock Exchange, and the
                                              NASDAQ.
                                            - Rydex Variable Trust OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The
                                              Fund's current benchmark is the NASDAQ 100 Index. The NASDAQ 100
                                              Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc. managed   - T. Rowe Price Equity Income Portfolio seeks to provide substantial
by T. Rowe Price Associates, Inc.             dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
                                            - T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust managed  - Third Avenue Value Portfolio seeks long-term capital appreciation.
by Third Avenue Management LLC                The Portfolio invests primarily in the securities of
                                              well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Van Eck Worldwide Insurance Trust managed   - Worldwide Absolute Return seeks to achieve consistent absolute
by Van Eck Associates Corporation             (positive) returns in various market cycles.

Vanguard Variable Insurance Fund managed    - Vanguard VIF Balanced Portfolio seeks to conserve capital, while
by the following:                             providing moderate income and moderate long-term growth of capital
Balanced and High Yield Bond -- Wellington    and income.
Management Company, LLP                     - Vanguard VIF Capital Growth Portfolio seeks to provide long- term
Capital Growth -- PRIMECAP Management         growth of capital.
Company                                     - Vanguard VIF Diversified Value Portfolio seeks to provide long-term
Diversified Value -- Barrow, Hanley,          growth of capital and a moderate level of dividend income.
Mewhinney & Strauss                         - Vanguard VIF Equity Index Portfolio seeks to provide long-term
Equity Income -- Wellington Management        growth of capital and income by attempting to match the performance
Company and The Vanguard Group                of a broad-based market index of stocks of large U.S. companies.
Equity Index, Mid-Cap Index, Total Stock    - Vanguard VIF High Yield Bond Portfolio seeks to provide a higher
Market Index and REIT Index -- Vanguard's     level of income by investing primarily in a diversified group of
Quantitative Equity Group                     high-yielding, higher-risk corporate bonds with medium- and
Growth -- Alliance Capital Management,        lower-range credit-quality ratings, commonly known as "junk bonds".
L.P.                                        - Vanguard VIF International Portfolio seeks to provide a long-term
International -- Schroder Investment          growth of capital by investing primarily in the stocks of seasoned
Management North America Inc.                 companies located outside of the United States.
Money Market, Short-Term Investment-Grade   - Vanguard VIF Mid-Cap Index Portfolio seeks to provide long-term
and Total Bond Market Index -- Vanguard's     growth of capital by attempting to match the performance of a
Fixed Income Group                            broad-based market index of stocks of medium-size U.S. companies.
Small Company Growth -- Granahan            - Vanguard VIF Money Market Portfolio seeks to provide income while
Investment Management, Inc. and Grantham,     maintaining liquidity and a stable share price of $1. An investment
Mayo, Van Otterloo & Co LLC                   in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
                                            - Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.
                                            - Vanguard VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.
                                            - Vanguard VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).
                                            - Vanguard VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.
                                            - Vanguard VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

SELECTION OF THE UNDERLYING PORTFOLIOS


     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see "Revenue We Receive.") We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

     We have developed this variable life insurance product in cooperation with Westport Financial Services, Inc., and have included underlying portfolios based on recommendations by Westport Financial Services, Inc., whose selection criteria may differ from our selection criteria.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     We do not recommend or endorse a particular portfolio and we do not provide investment advice.



REVENUE WE RECEIVE


     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:


     - RULE 12B-1 FEES. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25%. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI")(+). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect


---------------


+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, became the distributor.

  investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.


     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:


                 INCOMING PAYMENTS TO US AND TCI FROM THE FUNDS


                                  MAXIMUM FEE                                         MAXIMUM FEE
             FUND                 % OF ASSETS*                 FUND                   % OF ASSETS*
             ----                 ------------                 ----                  --------------
PIMCO Variable Insurance Trust       0.25%       Fidelity Variable Insurance         0.05% + 0.05%
  (Administrative Class)                           Products Fund                     after $100
                                                                                     million**
Rydex Variable Trust                 0.25%       Janus Aspen Series                  0.15% after
                                                                                     $50 million**
First Eagle Variable Funds,          0.25%       T. Rowe Price Equity Series, Inc.   0.15% after
  Inc.                                                                               $25 million **
American Funds Insurance Series      0.25%


---------------

 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

** We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Transamerica Life and its affiliates.

     Proceeds from certain of these payments by the underlying funds, the advisers, the subadvisers, and/or their affiliates may be profit for us and may be used for any corporate purpose, including payment of (1) expenses that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and


     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.


RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PERCENT OF PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

     - 10.00% of premium received up to target premium in Policy Year 1; and

     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and

     - 2.10% of premium received up to target premium in Policy years 8-10; and

     - 0.50% of all premium received up to target premium in Policy years 11+.

     We can increase the percent of premium load, but the maximum percent of premium load is 15% of each premium payment.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; plus

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the
                                     costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.


MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.



                                 - The charge is calculated as a percentage of
                                   the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:



                                      -- An effective annual rate of 0.67% in
                                         Policy years 1-17;



                                      -- An effective annual rate of 0.25% in
                                         Policy years 18-30; and



                                      -- An effective annual rate of 0.15%
                                         thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to for any corporate purpose, including cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                 The current monthly deferred sales load equals:


                                      -- 0.25% of premium received up to target
                                         premium in Policy year 1 (for a
                                         cumulative total of 18% through policy
                                         year 7); and



                                      -- 0.017% of premium received in excess of
                                         target premium in Policy year 1 (for a
                                         cumulative total of 1.22% through
                                         policy year 7).


                                 We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1 (for a cumulative total of 21.6%).

                                 The Payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS."


  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 3.72% in 2006. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.


     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.

THE POLICY
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--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application. Once selected, the test may not be changed.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".


     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We will allocate the net premium (including interest or investment performance as applicable) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378 Monday -- Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See "Policy Lapse and Reinstatement."

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
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--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

     - Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request at our home office no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

          (a) 25% of your current cash value in the fixed account; or

          (b) the amount you transferred from the fixed account in the immediately preceding Policy year.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

     Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

          (2) an adverse effect on portfolio management, such as:

             (a) impeding a portfolio manager's ability to sustain an investment objective;

             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and


          (3) increased brokerage and administrative expenses.


     These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.


     Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner's trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner's purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund's prospectuses for information about restrictions on transfers.


     OMNIBUS ORDER. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-355-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.


     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-355-2378.


     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office. We may discontinue this option at any time.


     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form signed by the policy owner to us at our home office; and



                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.


     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.


ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;



                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or



                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.


     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

NOTE CAREFULLY:

     - Transamerica Life does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

     - Transamerica Life is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

     - Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy


THIRD PARTY ASSET ALLOCATION SERVICES


     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CASH VALUE


     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness (Policy loan
                                   amount plus accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.


ACCUMULATION UNITS


     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.


THE NUMBER OF ACCUMULATION
UNITS IN ANY SUBACCOUNT ON ANY
MONTHLY DEDUCTION DAY EQUALS:    - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS


                                 - units purchased with additional net
                                   premium(s); PLUS


                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS



                                 - units redeemed to pay for monthly deductions;
                                   MINUS



                                 - units redeemed to pay for partial
                                   withdrawals; MINUS



                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS



                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

     You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR
                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS
                                    - THE CASH VALUE ON THE INSURED'S DATE OF
                                      DEATH; OR

                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1. the face amount; PLUS
                                    - CUMULATIVE PREMIUMS PAID; LESS
                                    - cumulative partial withdrawals; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                                 *     *     *


     The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.


     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.


LIFE INSURANCE BENEFIT COMPLIANCE TESTS



     Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)". You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.



     Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)


             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST


 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134            78            105
     41            243            60            130            79            105
     42            236            61            128            80            105
     43            229            62            126            81            105
     44            222            63            124            82            105
     45            215            64            122            83            105
     46            209            65            120            84            105
     47            203            66            119            85            105
     48            197            67            118            86            105
     49            191            68            117            87            105
     50            185            69            116            88            105
     51            178            70            115            89            105

 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
     52            171            71            113            90            105
     53            164            72            111            91            104
     54            157            73            109            92            103
     55            150            74            107            93            102
     56            146            75            105          94-99           101
     57            142            76            105         100 and          100
                                                             older
     58            138            77            105


          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST




 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     20        631     751          47        267     312          74        137     148
     21        612     727          48        259     303          75        135     145
     22        595     704          49        251     294          76        133     142
     23        577     681          50        244     285          77        131     139
     24        560     659          51        237     276          78        129     136
     25        542     638          52        230     268          79        127     134
     26        526     617          53        224     261          80        125     131
     27        509     597          54        218     253          81        124     129
     28        493     578          55        212     246          82        122     127
     29        477     559          56        206     239          83        121     125
     30        462     541          57        201     232          84        119     123
     31        447     523          58        195     226          85        118     121
     32        432     506          59        190     219          86        117     119
     33        418     489          60        186     213          87        116     118
     34        404     473          61        181     207          88        115     117
     35        391     458          62        177     201          89        114     115
     36        379     443          63        172     196          90        113     114
     37        366     428          64        168     191          91        112     113
     38        355     414          65        164     186          92        111     111
     39        343     401          66        161     181          93        110     110
     40        332     388          67        157     176          94        109     109
     41        322     376          68        154     172          95        107     108
     42        312     364          69        151     167          96        106     106
     43        302     353          70        148     163          97        105     105
     44        293     342          71        145     159          98        103     103
     45        284     332          72        142     155          99        102     102
     46        275     322          73        140     152         100        100     100


     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the

Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.


CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.



CHANGING THE LIFE INSURANCE BENEFIT OPTION


     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.


     - You may not change between Options 2 and 3.


     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.


     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.



     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.



     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.



     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.


     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.



HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT



     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).



CHANGING THE FACE AMOUNT


     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.


DECREASING THE FACE AMOUNT


     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.


CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   home office.




                                 - You may not decrease your face amount lower
                                   than $1,000.



                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.


INCREASING THE FACE AMOUNT


     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   home office.




                                 - You must submit additional evidence of
                                   insurability as requested.



                                 - We reserve the right to decline any increase
                                   request.



                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.



                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.



                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.


DURATION OF THE POLICY



     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.



PAYMENT OPTIONS


     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SURRENDERS




     You must make a written request containing an original signature to surrender your Policy. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

     We will pay you an amount in addition to the net cash value on surrender if:

     - you are completely surrendering either (i) all of the Policies or (ii) if the Policies have been issued in a "case" (i.e., all Policies originally issued to a single owner on a common date), the final Policy in the case to be completely surrendered; and

     - ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

     This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.


     The additional amount is a percentage of the "fully-surrendered net cash value" (defined below), as set out in the table below, multiplied by a factor between 0.00 and 1.00, inclusive. The factor is (A/B) +

(C X D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.



POLICY YEAR   PERCENTAGE OF NET CASH VALUE
-----------   ----------------------------
     1                      12%
     2                    10.4%
     3                     8.5%
     4                     6.6%
     5                     4.0%
     6                     2.4%
     7                     1.0%
     8+                      0%


     "Fully-surrendered net cash value" is calculated as follows:

     - the total net cash value of the Policies in the case in force on the surrender date of the final Policy; PLUS;

     - the total net cash value paid for any Policies in the case surrendered prior to the surrender date; MINUS;

     - the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Internal Revenue Code is intended to apply.


PARTIAL WITHDRAWALS


     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWALS:

     - You must send your written partial withdrawal request with an original signature to our home office.

     - The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

     - There is no limit to the number of partial withdrawals per Policy year.

     - The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

     - You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

     - We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

     - We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

     - You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

     - A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations".

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations."

CONDITIONS FOR POLICY LOANS:

     - We may require you to borrow at least $500.

     - The maximum amount you may borrow is 90% of the net cash value.

     - Outstanding loans have priority over the claims of any assignee or other person.

     - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.


     You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.


     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE

SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100.. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.


     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.


     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     SECTION 1035 EXCHANGES. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     EMPLOYER-OWNED LIFE INSURANCE CONTRACTS.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

     ESTATE, GIFT AND GENERATION -- SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     POSSIBLE CHARGES FOR TRANSAMERICA LIFE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policy owners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefits (riders) are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.


FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.



                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.



                                 - The term insurance rider terminates at age
                                   100.



                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.



                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.


EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall policy costs may be less over time if
                                   experience credits are paid.



                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 2.6% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS


     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS


     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS


     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS


     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

     No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that the policy owners do pay under the Policy and other corporate revenue.

     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age of the insured plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus, the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10-day (or longer, if required by state law) during which you may return the Policy to us and receive a refund.

general account -- The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7), and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account. Each subaccount exclusively invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge -- The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, company, our -- Transamerica Life Insurance Company ("Transamerica
Life").

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-355-2378

     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant's file numbers are listed below.

     TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-109579/811-21440

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2007



                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-355-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), an AEGON company. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-888-804-8461 or 1-319-355-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS


Glossary...................................................................    1
The Policy - General Provisions ...........................................    3
   Entire Contract.........................................................    3
   Information in the Application for this Policy..........................    3
   Ownership Rights........................................................    3
      Changing the Owner...................................................    3
      Choosing the Beneficiary.............................................    3
      Changing the Beneficiary.............................................    4
      Assigning the Policy.................................................    4
      Exchanging the Policy................................................    4
   Selecting the Tax Test..................................................    5
   Our Right to Contest the Policy.........................................    5
   Suicide Exclusion.......................................................    6
   Misstatement of Age or Sex..............................................    6
   Modifying the Policy....................................................    6
   Addition, Deletion or Substitution of Portfolios........................    6
Additional Information.....................................................    7
   Settlement Options......................................................    7
   Additional Information about Transamerica Life and the Separate
      Account..............................................................    8
   Changes to the Separate Account.........................................    8
   Potential Conflicts of Interest.........................................    9
   Legal Matters...........................................................    9
   Variations in Policy Provisions.........................................   10
   Personalized Illustrations of Policy Benefits...........................   10
   Sale of the Policies....................................................   10
   Reports to Owners.......................................................   10
   Claims of Creditors.....................................................   11
   Records.................................................................   11
   Additional Information..................................................   11
   Independent Registered Public Accounting Firm...........................   11
Financial Statements.......................................................   11
Underwriting...............................................................   12
   Underwriting Standards..................................................   12
Performance Data...........................................................   12
   Performance Data in Advertising Sales Literature........................   12
   Transamerica Life's Published Ratings...................................   13
Index to Financial Statements..............................................   14
   Transamerica Corporate Separate Account Sixteen.........................   14
   Transamerica Life Insurance Company.....................................   14

GLOSSARY


account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.


age - The issue age of the insured, plus the number of completed Policy years since the effective date.


beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.


life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.


monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7) and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.


net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.


1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.


policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.


portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.


separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount - A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.


subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.


we, us, company, our - Transamerica Life Insurance Company ("Transamerica
Life").

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.


- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

-    We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.


- An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.


- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our home office;

     -    responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our home office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.


-    In order to exchange this Policy, we will require:

     -    that this Policy be in effect on the date of the exchange;

     -    repayment of any unpaid loan;

     - an adjustment, if any, for premiums and cash values of this and the new policy.

-    The date of exchange will be the later of:

     - the date you send this Policy along with a signed written request for an exchange;

     - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-    An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.


In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.


SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.


ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     -    the interest rate we credit on those amounts;

     -    the mortality tables we use; and

     -    the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

     1. The income rates in effect for us at the time the income payments are made; or

     2.   The following income rates as guaranteed in the Policy.

                MONTHLY
   FIXED      INSTALLMENT
  PERIOD          PER
(IN MONTHS)    $1,000.00
-----------   -----------
     60          $17.49
    120            9.18
    180            6.42
    240            5.04
    300            4.22
    360            3.68


ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT


Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.


Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of TCI+ to a limit of $10 million.



+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, become the distributor.



CHANGES TO THE SEPARATE ACCOUNT


Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     -    Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;



     - Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;


     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS



Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.



The illustrations also will reflect the average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc. became the distributor and principal underwriter for the Policies. TCI's home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI is an affiliate of Transamerica Life and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During fiscal years 2006, 2005, and 2004 before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $1,736,805.60, $2,271,392.25, and $3,595,963.83, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI's (and paid for AFSG's) operating and other expenses, including overhead, legal and accounting fees.



We and/or TCI may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:


     -    the current cash value


     -    the current net cash value



     -    the current life insurance benefit



     -    the current loan amount



     -    any activity since the last report



     -    the current subaccount values and loan account value



     -    current net premium allocations


     -    any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2006, 2005, and 2004 for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's financial statements and schedules at December 31, 2006, 2005 and 2004 and for each of the three years in the period ended December 31, 2006, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

     -    other variable life issuers in general;

     - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

          - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

     - the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

          - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

     -    other types of investments, such as:


          -    certificates of deposit;

          -    savings accounts and U.S. Treasuries;

          - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

          - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS


We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS


TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Registered Public Accounting Firm, dated March 13, 2007



AUDITED FINANCIAL STATEMENTS


Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                 Transamerica Corporate Separate Account Sixteen
                    Variable Adjustable Life Insurance Policy
                          Year Ended December 31, 2006

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Financial Statements

Statements of Assets and Liabilities.......................................    2
Statements of Operations...................................................   11
Statements of Changes in Net Assets........................................   23
Notes to Financial Statements..............................................   48

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Corporate Separate Account Sixteen (comprised of the Balanced, Contrafund(r), Growth Opportunities, Growth, High Income,
AIM V.I. - Dynamics, AIM V.I. - Financial Services, AIM V.I. - Global Health Care, AIM V.I. - Small Cap Growth, AIM V.I. - Technology, Forty, Flexible
Bond, Large Cap Growth, International Growth, Mid Cap Growth, Worldwide Growth, U.S. Mid Cap Value, All Asset, Real Return, Short-Term, StocksPLUS Growth and Income, Total Return, Royce Micro-Cap, Royce Small-Cap, DWS Small Cap Index VIP,
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price New America Growth, T. Rowe Price International Stock, Vanguard VIF Balanced, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Short-Term Investment Grade, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index, Van Eck Worldwide Absolute Return, Global Small Capitalization, Growth, International, New World, First Eagle Overseas, Third Avenue Value, and Mid Cap subaccounts), as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                              /s/Ernst & Young LLP

Des Moines, Iowa
March 15, 2007

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                    GROWTH                                  AIM V.I. -
                                    BALANCED    CONTRAFUND(R)   OPPORTUNITIES      GROWTH     HIGH INCOME    DYNAMICS
                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                  -----------   -------------   -------------   -----------   -----------   ----------
ASSETS
   Investment in securities:
      Number of shares             34,545.937     67,601.253         53.519      26,706.695    31,433.534    1,285.262
                                  ===========    ===========      =========     ===========   ===========   ==========
      Cost                        $   492,325    $ 2,004,537      $     988     $   905,681   $   198,219   $   20,183
                                  ===========    ===========      =========     ===========   ===========   ==========
   Investments in mutual funds,
      at net asset value          $   539,953    $ 2,127,411      $     972     $   957,969   $   199,603   $   22,042
   Receivable for units sold               --             17             --               3            --           --
                                  -----------    -----------      ---------     -----------   -----------   ----------
Total assets                          539,953      2,127,428            972         957,972       199,603       22,042
                                  -----------    -----------      ---------     -----------   -----------   ----------
LIABILITIES
   Payable for units redeemed               1             --             --              --            --           --
                                  -----------    -----------      ---------     -----------   -----------   ----------
                                  $   539,952    $ 2,127,428      $     972     $   957,972   $   199,603   $   22,042
                                  ===========    ===========      =========     ===========   ===========   ==========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   539,952    $ 2,127,428      $     972     $   957,972   $   199,603   $   22,042
                                  -----------    -----------      ---------     -----------   -----------   ----------
Total net assets                  $   539,952    $ 2,127,428      $     972     $   957,972   $   199,603   $   22,042
                                  ===========    ===========      =========     ===========   ===========   ==========
Accumulation units outstanding        423,316      1,357,184            761         786,973       158,281       14,575
                                  ===========    ===========      =========     ===========   ===========   ==========
Accumulation unit value           $  1.275530    $  1.567531      $1.277512     $  1.217288   $  1.261071   $ 1.512327
                                  ===========    ===========      =========     ===========   ===========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                  AIM V.I. -   AIM V.I. -    AIM V.I. -
                                   FINANCIAL    GLOBAL        SMALL CAP   AIM V.I. -                   FLEXIBLE
                                   SERVICES    HEALTH CARE     GROWTH     TECHNOLOGY      FORTY          BOND
                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  ----------   -----------   ----------   ----------   -----------   -----------
ASSETS
   Investment in securities:
      Number of shares             1,463.597     1,495.588     160.187      632.967     17,755.121    13,338.061
                                  ==========    ==========    =========    =========   ===========   ===========
      Cost                        $   24,837    $   31,524    $  2,882     $  8,369    $   485,549   $   156,524
                                  ==========    ==========    =========    =========   ===========   ===========
   Investments in mutual funds,
      at net asset value          $   25,481    $   32,170    $  2,963     $  8,874    $   535,494   $   149,920
   Receivable for units sold              --             1           1           --              2             1
                                  ----------    ----------    ---------    ---------   -----------   -----------
Total assets                          25,481        32,171       2,964        8,874        535,496       149,921
                                  ----------    ----------    ---------    ---------   -----------   -----------
LIABILITIES
   Payable for units redeemed             --            --          --           --             --            --
                                  ----------    ----------    ---------    ---------   -----------   -----------
                                  $   25,481    $   32,171    $  2,964     $  8,874    $   535,496   $   149,921
                                  ==========    ==========    =========    =========   ===========   ===========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   25,481    $   32,171    $  2,964     $  8,874    $   535,496   $   149,921
                                  ----------    ----------    ---------    ---------   -----------   -----------
Total net assets                  $   25,481    $   32,171    $  2,964     $  8,874    $   535,496   $   149,921
                                  ==========    ==========    =========    =========   ===========   ===========
Accumulation units outstanding        18,213        25,351        2,087        7,209       349,009       135,114
                                  ==========    ==========    =========    =========   ===========   ===========
Accumulation unit value           $ 1.399084    $ 1.269023    $1.419786    $1.230910   $  1.534335   $  1.109594
                                  ==========    ==========    =========    =========   ===========   ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                   LARGE CAP   INTERNATIONAL     MID CAP     WORLDWIDE    U.S. MID
                                    GROWTH         GROWTH        GROWTH       GROWTH      CAP VALUE    ALL ASSET
                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                  ----------   -------------   ----------   ----------   ----------   ----------
ASSETS
   Investment in securities:
      Number of shares             3,938.629     14,192.998     5,038.845       70.932      230.065     802.052
                                  ==========    ===========    ==========    =========    =========   =========
      Cost                        $   84,975    $   529,801    $  132,779    $   2,056    $   4,335   $   9,336
                                  ==========    ===========    ==========    =========    =========   =========
   Investments in mutual funds,
      at net asset value          $   91,061    $   726,823    $  166,131    $   2,303    $   4,541   $   9,360
   Receivable for units sold               1              2            --           --           --          --
                                  ----------    -----------    ----------    ---------    ---------   ---------
Total assets                          91,062        726,825       166,131        2,303        4,541       9,360
                                  ----------    -----------    ----------    ---------    ---------   ---------
LIABILITIES
   Payable for units redeemed             --             --             1           --           --          --
                                  ----------    -----------    ----------    ---------    ---------   ---------
                                  $   91,062    $   726,825    $  166,130    $   2,303    $   4,541   $   9,360
                                  ==========    ===========    ==========    =========    =========   =========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   91,062    $   726,825    $  166,130    $   2,303    $   4,541   $   9,360
                                  ----------    -----------    ----------    ---------    ---------   ---------
Total net assets                  $   91,062    $   726,825    $  166,130    $   2,303    $   4,541   $   9,360
                                  ==========    ===========    ==========    =========    =========   =========
Accumulation units outstanding        72,725        304,689       103,800        1,699        2,805       7,452
                                  ==========    ===========    ==========    =========    =========   =========
Accumulation unit value           $ 1.252135    $  2.385467    $ 1.600482    $1.355379    $1.618832   $1.255895
                                  ==========    ===========    ==========    =========    =========   =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                               STOCKSPLUS
                                                               GROWTH AND      TOTAL          ROYCE         ROYCE
                                  REAL RETURN    SHORT-TERM      INCOME        RETURN       MICRO-CAP     SMALL-CAP
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                  -----------   -----------   -----------   -----------   ------------   -----------
ASSETS
   Investment in securities:
      Number of shares             33,697.662    38,349.380    40,999.395    88,860.517    154,760.542    83,100.159
                                  ===========   ===========   ===========   ===========   ============   ===========
      Cost                        $   424,419   $   385,463   $   430,629   $   912,702   $  2,007,608   $   815,346
                                  ===========   ===========   ===========   ===========   ============   ===========
   Investments in mutual funds,
      at net asset value          $   402,013   $   385,028   $   461,243   $   899,268   $  2,228,552   $   886,679
   Receivable for units sold               39            40            --           113             --            --
                                  -----------   -----------   -----------   -----------   ------------   -----------
Total assets                          402,052       385,068       461,243       899,381      2,228,552       886,679
                                  -----------   -----------   -----------   -----------   ------------   -----------
LIABILITIES
   Payable for units redeemed              --            --             2            --            493             5
                                  -----------   -----------   -----------   -----------   ------------   -----------
                                  $   402,052   $   385,068   $   461,241   $   899,381   $  2,228,059   $   886,674
                                  ===========   ===========   ===========   ===========   ============   ===========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   402,052   $   385,068   $   461,241   $   899,381   $  2,228,059   $   886,674
                                  -----------   -----------   -----------   -----------   ------------   -----------
Total net assets                  $   402,052   $   385,068   $   461,241   $   899,381   $  2,228,059   $   886,674
                                  ===========   ===========   ===========   ===========   ============   ===========
Accumulation units outstanding        357,780       353,393       334,582       799,893      1,392,540       549,215
                                  ===========   ===========   ===========   ===========   ============   ===========
Accumulation unit value           $  1.123743   $  1.089630   $  1.378561   $  1.124377   $   1.599996   $  1.614438
                                  ===========   ===========   ===========   ===========   ============   ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                T. ROWE       T. ROWE
                                   DWS SMALL      T. ROWE        PRICE       PRICE NEW   T. ROWE PRICE
                                      CAP        PRICE BLUE      EQUITY       AMERICA    INTERNATIONAL   VANGUARD VIF
                                   INDEX VIP    CHIP GROWTH      INCOME       GROWTH         STOCK         BALANCED
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  -----------   -----------   -----------   ----------   -------------   ------------
ASSETS
   Investment in securities:
      Number of shares             67,787.801    56,824.983    78,623.087           --     59,186.923     107,942.510
                                  ===========   ===========   ===========    =========    ===========    ============
      Cost                        $ 1,003,335   $   528,720   $ 1,790,537    $      --    $   890,206    $  2,008,866
                                  ===========   ===========   ===========    =========    ===========    ============
   Investments in mutual funds,
      at net asset value          $ 1,092,739   $   597,799   $ 1,952,997    $      --    $ 1,063,589    $  2,225,775
   Receivable for units sold               --            --            11           --              4              11
                                  -----------   -----------   -----------    ---------    -----------    ------------
Total assets                        1,092,739       597,799     1,953,008           --      1,063,593       2,225,786
                                  -----------   -----------   -----------    ---------    -----------    ------------
LIABILITIES
   Payable for units redeemed               4            --            --           --             --              --
                                  -----------   -----------   -----------    ---------    -----------    ------------
                                  $ 1,092,735   $   597,799   $ 1,953,008    $      --    $ 1,063,593    $  2,225,786
                                  ===========   ===========   ===========    =========    ===========    ============
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $ 1,092,735   $   597,799   $ 1,953,008    $      --    $ 1,063,593    $  2,225,786
                                  -----------   -----------   -----------    ---------    -----------    ------------
Total net assets                  $ 1,092,735   $   597,799   $ 1,953,008    $      --    $ 1,063,593    $  2,225,786
                                  ===========   ===========   ===========    =========    ===========    ============
Accumulation units outstanding        727,217       455,420     1,312,008           --        645,346       1,585,830
                                  ===========   ===========   ===========    =========    ===========    ============
Accumulation unit value           $  1.502626   $  1.312633   $  1.488564    $1.291182    $  1.648098    $   1.403547
                                  ===========   ===========   ===========    =========    ===========    ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006


                                  VANGUARD VIF   VANGUARD VIF   VANGUARD VIF                    VANGUARD
                                     CAPITAL      DIVERSIFIED      EQUITY      VANGUARD VIF     VIF HIGH     VANGUARD VIF
                                     GROWTH          VALUE          INDEX         GROWTH       YIELD BOND   INTERNATIONAL
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------   ------------   ------------   ------------   -----------   -------------
ASSETS
   Investment in securities:
      Number of shares             134,704.457    121,600.877    136,876.062     4,862.542     29,246.933     149,817.586
                                  ============   ============   ============    ==========    ===========    ============
      Cost                        $  2,102,272   $  1,795,641   $  3,754,779    $   60,509    $   247,031    $  2,670,128
                                  ============   ============   ============    ==========    ===========    ============
   Investments in mutual funds,
      at net asset value          $  2,298,058   $  2,010,062   $  4,059,744    $   63,942    $   252,401    $  3,230,067
   Receivable for units sold                --              9             --             1             --              --
                                  ------------   ------------   ------------    ----------    -----------    ------------
Total assets                         2,298,058      2,010,071      4,059,744        63,943        252,401       3,230,067
                                  ------------   ------------   ------------    ----------    -----------    ------------
LIABILITIES
   Payable for units redeemed                1             --              2            --              5              --
                                  ------------   ------------   ------------    ----------    -----------    ------------
                                  $  2,298,057   $  2,010,071   $  4,059,742    $   63,943    $   252,396    $  3,230,067
                                  ============   ============   ============    ==========    ===========    ============
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  2,298,057   $  2,010,071   $  4,059,742    $   63,943    $   252,396    $  3,230,067
                                  ------------   ------------   ------------    ----------    -----------    ------------
Total net assets                  $  2,298,057   $  2,010,071   $  4,059,742    $   63,943    $   252,396    $  3,230,067
                                  ============   ============   ============    ==========    ===========    ============
Accumulation units outstanding       1,571,113      1,245,155      2,901,088        50,356        207,656       1,764,780
                                  ============   ============   ============    ==========    ===========    ============
Accumulation unit value           $   1.462694   $   1.614313   $   1.399386    $ 1.269803    $  1.215455    $   1.830295
                                  ============   ============   ============    ==========    ===========    ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                                 VANGUARD VIF   VANGUARD VIF   VANGUARD VIF
                                  VANGUARD VIF                                    SHORT-TERM        SMALL          TOTAL
                                     MID-CAP      VANGUARD VIF    VANGUARD VIF    INVESTMENT       COMPANY      BOND MARKET
                                      INDEX       MONEY MARKET     REIT INDEX        GRADE         GROWTH          INDEX
                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------   --------------   ------------   ------------   ------------   ------------
ASSETS
   Investment in securities:
      Number of shares             210,321.357    9,333,628.310     32,643.211    23,694.939      58,554.730    272,138.642
                                  ============   ==============    ===========   ===========     ===========   ============
      Cost                        $  3,802,548   $    9,333,630    $   667,574   $   246,005     $ 1,109,726   $  3,034,457
                                  ============   ==============    ===========   ===========     ===========   ============
   Investments in mutual funds,
      at net asset value          $  4,174,879   $    9,333,628    $   815,427   $   251,640     $ 1,131,277   $  3,053,396
   Receivable for units sold                --            3,754              1             3              --             --
                                  ------------   --------------    -----------   -----------     -----------   ------------
Total assets                         4,174,879        9,337,382        815,428       251,643       1,131,277      3,053,396
                                  ------------   --------------    -----------   -----------     -----------   ------------
LIABILITIES
   Payable for units redeemed               21               --             --            --              --              9
                                  ------------   --------------    -----------   -----------     -----------   ------------
                                  $  4,174,858   $    9,337,382    $   815,428   $   251,643     $ 1,131,277   $  3,053,387
                                  ============   ==============    ===========   ===========     ===========   ============
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  4,174,858   $    9,337,382    $   815,428   $   251,643     $ 1,131,277   $  3,053,387
                                  ------------   --------------    -----------   -----------     -----------   ------------
Total net assets                  $  4,174,858   $    9,337,382    $   815,428   $   251,643     $ 1,131,277   $  3,053,387
                                  ============   ==============    ===========   ===========     ===========   ============
Accumulation units outstanding       2,576,338        8,502,132        406,844       229,397         799,173      2,733,925
                                  ============   ==============    ===========   ===========     ===========   ============
Accumulation unit value           $   1.620462   $     1.098240    $  2.004276   $  1.096977     $  1.415559   $   1.116851
                                  ============   ==============    ===========   ===========     ===========   ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                   VAN ECK
                                  VANGUARD VIF    WORLDWIDE
                                   TOTAL STOCK    ABSOLUTE     GLOBAL SMALL
                                  MARKET INDEX     RETURN     CAPITALIZATION      GROWTH     INTERNATIONAL    NEW WORLD
                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------   ----------   --------------   -----------   -------------   -----------
ASSETS
   Investment in securities:
      Number of shares              8,241.358     1,029.262      6,290.306      15,479.751      4,372.797     13,086.546
                                   ==========    ==========     ==========     ===========     ==========    ===========
      Cost                         $  237,415    $   10,662     $  145,507     $   950,249     $   90,418    $   260,091
                                   ==========    ==========     ==========     ===========     ==========    ===========
   Investments in mutual funds,
      at net asset value           $  257,707    $   10,951     $  154,993     $   991,942     $   95,939    $   280,052
   Receivable for units sold              368            --             --              12             --             --
                                   ----------    ----------     ----------     -----------     ----------    -----------
Total assets                          258,075        10,951        154,993         991,954         95,939        280,052
                                   ----------    ----------     ----------     -----------     ----------    -----------
LIABILITIES
   Payable for units redeemed              --            --              1              --             --             --
                                   ----------    ----------     ----------     -----------     ----------    -----------
                                   $  258,075    $   10,951     $  154,992     $   991,954     $   95,939    $   280,052
                                   ==========    ==========     ==========     ===========     ==========    ===========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $  258,075    $   10,951     $  154,992     $   991,954     $   95,939    $   280,052
                                   ----------    ----------     ----------     -----------     ----------    -----------
Total net assets                   $  258,075    $   10,951     $  154,992     $   991,954     $   95,939    $   280,052
                                   ==========    ==========     ==========     ===========     ==========    ===========
Accumulation units outstanding        179,729        10,099        100,025         750,181         64,811        173,422
                                   ==========    ==========     ==========     ===========     ==========    ===========
Accumulation unit value            $ 1.435911    $ 1.084443     $ 1.549542     $  1.322286     $ 1.480305    $  1.614852
                                   ==========    ==========     ==========     ===========     ==========    ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                   THIRD
                                  FIRST EAGLE     AVENUE
                                    OVERSEAS       VALUE       MID CAP
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                  -----------   ----------   ----------
ASSETS
   Investment in securities:
      Number of shares             65,916.602    6,871.720    6,597.012
                                  ===========   ==========   ==========
      Cost                        $ 2,148,335   $  200,929   $  220,177
                                  ===========   ==========   ==========
   Investments in mutual funds,
      at net asset value          $ 1,807,433   $  205,052   $  229,378
   Receivable for units sold               --           --           --
                                  -----------   ----------   ----------
Total assets                        1,807,433      205,052      229,378
                                  -----------   ----------   ----------
LIABILITIES
   Payable for units redeemed              --            1           --
                                  -----------   ----------   ----------
                                  $ 1,807,433   $  205,051   $  229,378
                                  ===========   ==========   ==========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $ 1,807,433   $  205,051   $  229,378
                                  -----------   ----------   ----------
Total net assets                  $ 1,807,433   $  205,051   $  229,378
                                  ===========   ==========   ==========
Accumulation units outstanding      1,246,473      146,258      177,503
                                  ===========   ==========   ==========
Accumulation unit value           $  1.450038   $ 1.401986   $ 1.292245
                                  ===========   ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                       GROWTH
                                                       BALANCED    CONTRAFUND(R)   OPPORTUNITIES     GROWTH
                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                      ----------   -------------   -------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $  8,483      $ 23,747        $      8       $  2,185
   Expenses:
      Administrative, mortality and
         expense risk charge                              3,118        11,542              34          4,963
                                                       --------      --------        --------       --------
Net investment income (loss)                              5,365        12,205             (26)        (2,778)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                           13,861       164,062              --             --
   Proceeds from sales                                  122,031       308,540         140,421        221,108
   Cost of investments sold                             114,070       249,777         140,744        194,044
                                                       --------      --------        --------       --------
Net realized capital gains (losses) on investments       21,822       222,825            (323)        27,064
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                   26,532       161,128            (317)        26,741
   End of period                                         47,628       122,874             (16)        52,288
                                                       --------      --------        --------       --------
Net change in unrealized appreciation/depreciation
   of investments                                        21,096       (38,254)            301         25,547
                                                       --------      --------        --------       --------
Net realized and unrealized capital gains (losses)
   on investments                                        42,918       184,571             (22)        52,611
                                                       --------      --------        --------       --------
Increase (decrease) in net assets from operations      $ 48,283      $196,776        $    (48)      $ 49,833
                                                       ========      ========        ========       ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                AIM V.I. -    AIM V.I. -
                                                         HIGH      AIM V.I. -    FINANCIAL      GLOBAL
                                                        INCOME      DYNAMICS     SERVICES    HEALTH CARE
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                      ----------   ----------   ----------   -----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $ 14,787      $   --       $  323       $   --
   Expenses:
      Administrative, mortality and
         expense risk charge                              1,144         106           19           42
                                                       --------      ------       ------       ------
Net investment income (loss)                             13,643        (106)         304          (42)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               --          --          125            -
   Proceeds from sales                                  106,930       1,294        1,877        9,624
   Cost of investments sold                             116,317       1,087        1,760        9,420
                                                       --------      ------       ------       ------
Net realized capital gains (losses) on investments       (9,387)        207          242          204
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                  (12,217)        246           (2)          16
   End of period                                          1,384       1,859          644          646
                                                       --------      ------       ------       ------
Net change in unrealized appreciation/depreciation
   of investments                                        13,601       1,613          646          630
                                                       --------      ------       ------       ------
Net realized and unrealized capital gains (losses)
   on investments                                         4,214       1,820          888          834
                                                       --------      ------       ------       ------
Increase (decrease) in net assets from operations      $ 17,857      $1,714       $1,192       $  792
                                                       ========      ======       ======       ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                      AIM V.I. -                 FLEXIBLE     LARGE CAP
                                                      TECHNOLOGY      FORTY        BOND        GROWTH
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $    --      $  1,796     $ 6,947       $   397
   Expenses:
      Administrative, mortality and
         expense risk charge                                27         2,808         917           355
                                                       -------      --------     -------       -------
Net investment income (loss)                               (27)       (1,012)      6,030            42
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                              --            --         281            --
   Proceeds from sales                                  13,601       159,379      23,949        19,678
   Cost of investments sold                             13,332       139,208      26,173        18,776
                                                       -------      --------     -------       -------
Net realized capital gains (losses) on investments         269        20,171      (1,943)          902
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    (170)       26,400      (7,456)          (47)
   End of period                                           505        49,945      (6,604)        6,086
                                                       -------      --------     -------       -------
Net change in unrealized appreciation/depreciation
   of investments                                          675        23,545         852         6,133
                                                       -------      --------     -------       -------
Net realized and unrealized capital gains (losses)
   on investments                                          944        43,716      (1,091)        7,035
                                                       -------      --------     -------       -------
Increase (decrease) in net assets from operations      $   917      $ 42,704     $ 4,939       $ 7,077
                                                       =======      ========     =======       =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                      INTERNATIONAL     MID CAP     WORLDWIDE   U.S. MID CAP
                                                          GROWTH        GROWTH       GROWTH         VALUE
                                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                      -------------   ----------   ----------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $ 9,723       $    --       $   37        $    4
   Expenses:
      Administrative, mortality and
         expense risk charge                                2,862        1,042           12            11
                                                         --------      -------       ------        ------
Net investment income (loss)                                6,861       (1,042)          25            (7)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                                 --           --           --           192
   Proceeds from sales                                     62,711       15,624        2,580         2,057
   Cost of investments sold                                35,484       12,862        2,499         2,018
                                                         --------      -------       ------        ------
Net realized capital gains (losses) on investments         27,227        2,762           81           231
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                     63,225       15,897            7             6
   End of period                                          197,022       33,352          247           206
                                                         --------      -------       ------        ------
Net change in unrealized appreciation/depreciation
   of investments                                         133,797       17,455          240           200
                                                         --------      -------       ------        ------
Net realized and unrealized capital gains (losses)
   on investments                                         161,024       20,217          321           431
                                                         --------      -------       ------        ------
Increase (decrease) in net assets from operations        $167,885      $19,175       $  346        $  424
                                                         ========      =======       ======        ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                             STOCKSPLUS
                                                                      REAL                   GROWTH AND
                                                       ALL ASSET     RETURN     SHORT-TERM     INCOME
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                         $  430      $ 13,205     $ 16,663     $ 26,335
   Expenses:
      Administrative, mortality and
         expense risk charge                                43         1,931        2,390        3,377
                                                        ------      --------     --------     --------
Net investment income (loss)                               387        11,274       14,273       22,958
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                              23        10,642            -            -
   Proceeds from sales                                   3,452       101,519      197,763      593,931
   Cost of investments sold                              3,521       103,963      198,168      575,008
                                                        ------      --------     --------     --------
Net realized capital gains (losses) on investments         (46)        8,198         (405)      18,923
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                      (5)       (4,132)        (510)       2,521
   End of period                                            24       (22,406)        (435)      30,614
                                                        ------      --------     --------     --------
Net change in unrealized appreciation/depreciation
   of investments                                           29       (18,274)          75       28,093
                                                        ------      --------     --------     --------
Net realized and unrealized capital gains (losses)
   on investments                                          (17)      (10,076)        (330)      47,016
                                                        ------      --------     --------     --------
Increase (decrease) in net assets from operations       $  370      $  1,198     $ 13,943     $ 69,974
                                                        ======      ========     ========     ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                              DWS SMALL
                                                         TOTAL        ROYCE        ROYCE      CAP INDEX
                                                        RETURN      MICRO-CAP    SMALL-CAP       VIP
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $ 34,230     $  3,751     $    525     $  6,917
   Expenses:
      Administrative, mortality and
         expense risk charge                              4,827       11,041        5,113        6,771
                                                       --------     --------     --------     --------
Net investment income (loss)                             29,403       (7,290)      (4,588)         146
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                            4,783      114,260       39,108       46,276
   Proceeds from sales                                  220,984      161,187      229,978      491,489
   Cost of investments sold                             229,264      123,619      187,832      445,233
                                                       --------     --------     --------     --------
Net realized capital gains (losses) on investments       (3,497)     151,828       81,254       92,532
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                  (14,045)      85,096       39,027       29,263
   End of period                                        (13,434)     220,944       71,333       89,404
                                                       --------     --------     --------     --------
Net change in unrealized appreciation/depreciation
   of investments                                           611      135,848       32,306       60,141
                                                       --------     --------     --------     --------
Net realized and unrealized capital gains (losses)
   on investments                                        (2,886)     287,676      113,560      152,673
                                                       --------     --------     --------     --------
Increase (decrease) in net assets from operations      $ 26,517     $280,386     $108,972     $152,819
                                                       ========     ========     ========     ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                      T. ROWE      T. ROWE       T. ROWE
                                                        T. ROWE        PRICE      PRICE NEW       PRICE
                                                       PRICE BLUE     EQUITY       AMERICA    INTERNATIONAL
                                                      CHIP GROWTH     INCOME       GROWTH         STOCK
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                      -----------   ----------   ----------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                         $ 1,700      $ 25,559      $    -        $ 11,667
   Expenses:
      Administrative, mortality and
         expense risk charge                              3,196        10,045          12           5,936
                                                        -------      --------      ------        --------
Net investment income (loss)                             (1,496)       15,514         (12)          5,731
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                             --          49,437        --             3,500
   Proceeds from sales                                   18,027       274,886       4,110         250,462
   Cost of investments sold                              15,858       263,376       4,084         206,701
                                                        -------      --------      ------        --------
Net realized capital gains (losses) on investments        2,169        60,947          26          47,261
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                   22,783       (26,734)         (4)         79,137
   End of period                                         69,079       162,460        --           173,383
                                                        -------      --------      ------        --------
Net change in unrealized appreciation/depreciation
   of investments                                        46,296       189,194           4          94,246
                                                        -------      --------      ------        --------
Net realized and unrealized capital gains (losses)
   on investments                                        48,465       250,141          30         141,507
                                                        -------      --------      ------        --------
Increase (decrease) in net assets from operations       $46,969      $265,655      $   18        $147,238
                                                        =======      ========      ======        ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                                 VANGUARD
                                                       VANGUARD      VANGUARD    VANGUARD VIF       VIF
                                                          VIF      VIF CAPITAL    DIVERSIFIED     EQUITY
                                                       BALANCED       GROWTH         VALUE         INDEX
                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                      ----------   -----------   ------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $ 42,569     $  9,936      $   34,050      $ 54,679
   Expenses:
      Administrative, mortality and
         expense risk charge                             12,031       10,216          12,107        23,610
                                                       --------     --------      ----------      --------
Net investment income (loss)                             30,538         (280)         21,943        31,069
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                           52,585       60,338          22,308       211,880
   Proceeds from sales                                  218,427       89,760       1,318,165       552,206
   Cost of investments sold                             213,405       81,845       1,223,356       550,251
                                                       --------     --------      ----------      --------
Net realized capital gains (losses) on investments       57,607       68,253         117,117       213,835
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                   53,422      110,529          63,997        33,536
   End of period                                        216,909      195,786         214,421       304,965
                                                       --------     --------      ----------      --------
Net change in unrealized appreciation/depreciation
   of investments                                       163,487       85,257         150,424       271,429
                                                       --------     --------      ----------      --------
Net realized and unrealized capital gains (losses)
   on investments                                       221,094      153,510         267,541       485,264
                                                       --------     --------      ----------      --------
Increase (decrease) in net assets from operations      $251,632     $153,230      $  289,484      $516,333
                                                       ========     ========      ==========      ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                       VANGUARD     VANGUARD       VANGUARD       VANGUARD
                                                          VIF       VIF HIGH         VIF        VIF MID-CAP
                                                        GROWTH     YIELD BOND   INTERNATIONAL      INDEX
                                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ----------   ----------   -------------   -----------
NET INVESTMENT INCOME (LOSS)
  Income:
      Dividends                                        $   263      $12,447        $ 22,041       $ 28,967
   Expenses:
      Administrative, mortality and
         expense risk charge                               418        1,283          14,703         22,047
                                                       -------      -------        --------       --------
Net investment income (loss)                              (155)      11,164           7,338          6,920
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                            --           --            18,033        111,522
   Proceeds from sales                                  28,248       38,546         394,701        627,510
   Cost of investments sold                             25,183       42,063         307,117        537,912
                                                       -------      -------        --------       --------
Net realized capital gains (losses) on investments       3,065       (3,517)        105,617        201,120
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                   5,638       (2,515)        168,788        178,893
   End of period                                         3,433        5,370         559,939        372,331
                                                       -------      -------        --------       --------
Net change in unrealized appreciation/depreciation
   of investments                                       (2,205)       7,885         391,151        193,438
                                                       -------      -------        --------       --------
Net realized and unrealized capital gains (losses)
   on investments                                          860        4,368         496,768        394,558
                                                       -------      -------        --------       --------
Increase (decrease) in net assets from operations      $   705      $15,532        $504,106       $401,478
                                                       =======      =======        ========       ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                  VANGUARD
                                                                                    VIF        VANGUARD
                                                       VANGUARD     VANGUARD     SHORT-TERM    VIF SMALL
                                                       VIF MONEY    VIF REIT     INVESTMENT     COMPANY
                                                        MARKET        INDEX        GRADE        GROWTH
                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                      ----------   ----------   -----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                       $  488,209    $ 11,908     $  6,591      $  2,983
   Expenses:
      Administrative, mortality and
         expense risk charge                              64,969       3,889        1,400         6,320
                                                      ----------    --------     --------      --------
Net investment income (loss)                             423,240       8,019        5,191        (3,337)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                              --        37,708         --          91,880
   Proceeds from sales                                 8,162,793     114,000      182,100       199,300
   Cost of investments sold                            8,162,793      93,936      183,421       204,585
                                                      ----------    --------     --------      --------
Net realized capital gains (losses) on investments          --        57,772       (1,321)       86,595
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                        (2)     41,323          323        42,582
   End of period                                              (2)    147,853        5,635        21,551
                                                      ----------    --------     --------      --------
Net change in unrealized appreciation/depreciation
   of investments                                           --       106,530        5,312       (21,031)
                                                      ----------    --------     --------      --------
Net realized and unrealized capital gains (losses)
   on investments                                           --       164,302        3,991        65,564
                                                      ----------    --------     --------      --------
Increase (decrease) in net assets from operations     $  423,240    $172,321     $  9,182      $ 62,227
                                                      ==========    ========     ========      ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                        VANGUARD      VANGUARD       VAN ECK
                                                       VIF TOTAL      VIF TOTAL     WORLDWIDE       GLOBAL
                                                      BOND MARKET   STOCK MARKET    ABSOLUTE         SMALL
                                                         INDEX          INDEX        RETURN     CAPITALIZATION     GROWTH
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -----------   ------------   ----------   --------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $107,900        $ 1,326      $     --       $    752       $  7,622
   Expenses:
      Administrative, mortality and
         expense risk charge                             18,193          1,287           347            596          4,111
                                                       --------        -------      --------       --------       --------
Net investment income (loss)                             89,707             39          (347)           156          3,511
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                             --           10,472             1          8,405          5,081
   Proceeds from sales                                  503,470         70,008       123,227        110,514        388,271
   Cost of investments sold                             531,791         67,447       121,108        120,456        380,209
                                                       --------        -------      --------       --------       --------
Net realized capital gains (losses) on investments      (28,321)        13,033         2,120         (1,537)        13,143
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                  (19,648)         3,580            --            110             21
   End of period                                         18,939         20,292           289          9,486         41,693
                                                       --------        -------      --------       --------       --------
Net change in unrealized appreciation/depreciation
   of investments                                        38,587         16,712           289          9,376         41,672
                                                       --------        -------      --------       --------       --------
Net realized and unrealized capital gains (losses)
   on investments                                        10,266         29,745         2,409          7,839         54,815
                                                       --------        -------      --------       --------       --------
Increase (decrease) in net assets from operations      $ 99,973        $29,784      $  2,062       $  7,995       $ 58,326
                                                       ========        =======      ========       ========       ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                   FIRST EAGLE   THIRD AVENUE
                                                      INTERNATIONAL    NEW WORLD     OVERSEAS        VALUE        MID CAP
                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                      -------------   ----------   -----------   ------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $ 1,456        $ 1,823     $ 114,720       $ 2,655      $   118
   Expenses:
      Administrative, mortality and
         expense risk charge                                 451            650         7,053           975          815
                                                         -------        -------     ---------       -------      -------
Net investment income (loss)                               1,005          1,173       107,667         1,680         (697)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               753            911       390,303         9,043        4,007
   Proceeds from sales                                    49,918         41,519       890,392        74,039       70,194
   Cost of investments sold                               47,222         40,505       856,063        70,270       71,898
                                                         -------        -------     ---------       -------      -------
Net realized capital gains (losses) on investments         3,449          1,925       424,632        12,812        2,303
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                       633            139            45           830        1,198
   End of period                                           5,521         19,961      (340,902)        4,123        9,201
                                                         -------        -------     ---------       -------      -------
Net change in unrealized appreciation/depreciation
   of investments                                          4,888         19,822      (340,947)        3,293        8,003
                                                         -------        -------     ---------       -------      -------
Net realized and unrealized capital gains (losses)
   on investments                                          8,337         21,747        83,685        16,105       10,306
                                                         -------        -------     ---------       -------      -------
Increase (decrease) in net assets from operations        $ 9,342        $22,920     $ 191,352       $17,785      $ 9,609
                                                         =======        =======     =========       =======      =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                  BALANCED             CONTRAFUND(R)
                                                 SUBACCOUNT              SUBACCOUNT
                                            -------------------   -----------------------
                                              2006       2005        2006         2005
                                            --------   --------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $  5,365   $    701   $   12,205   $   (5,031)
   Net realized capital gains (losses)
      on investments                          21,822      4,891      222,825       85,919
   Net change in unrealized appreciation/
      depreciation of investments             21,096     20,213      (38,254)     108,846
                                            --------   --------   ----------   ----------
Increase (decrease) in net assets
   from operations                            48,283     25,805      196,776      189,734
CONTRACT TRANSACTIONS
   Net contract purchase payments             49,022    242,474      496,764      742,377
   Transfer payments from (to) other
      subaccounts or general account          42,007     48,194       90,597       40,323
   Contract terminations, withdrawals,
      and other deductions                   (11,154)    (5,219)     (34,366)     (64,287)
                                            --------   --------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                 79,875    285,449      552,995      718,413
                                            --------   --------   ----------   ----------
Net increase (decrease) in net assets        128,158    311,254      749,771      908,147
NET ASSETS:
   Beginning of the period                   411,794    100,540    1,377,657      469,510
                                            --------   --------   ----------   ----------
   End of the period                        $539,952   $411,794   $2,127,428   $1,377,657
                                            ========   ========   ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                            GROWTH OPPORTUNITIES          GROWTH
                                                 SUBACCOUNT             SUBACCOUNT
                                            --------------------   -------------------
                                              2006       2005        2006       2005
                                             --------   -------    --------   --------
OPERATIONS
   Net investment income (loss)              $    (26)  $    (6)   $ (2,778)  $ (1,025)
   Net realized capital gains (losses)
      on investments                             (323)       (1)     27,064     10,763
   Net change in unrealized appreciation/
      depreciation of investments                 301      (317)     25,547     19,166
                                             --------   -------    --------   --------
Increase (decrease) in net assets
   from operations                                (48)     (324)     49,833     28,904
CONTRACT TRANSACTIONS
   Net contract purchase payments                 626    26,900     261,262    148,689
   Transfer payments from (to) other
      subaccounts or general account          (25,132)       --     152,780    218,310
   Contract terminations, withdrawals,
      and other deductions                       (340)     (710)    (14,942)   (65,453)
                                             --------   -------    --------   --------
Increase (decrease) in net assets
   from contract transactions                 (24,846)   26,190     399,100    301,546
                                             --------   -------    --------   --------
Net increase (decrease) in net assets         (24,894)   25,866     448,933    330,450
NET ASSETS:
   Beginning of the period                     25,866        --     509,039    178,589
                                             --------   -------    --------   --------
   End of the period                         $    972   $25,866    $957,972   $509,039
                                             ========   =======    ========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                 HIGH INCOME       AIM V.I. - DYNAMICS
                                                 SUBACCOUNT             SUBACCOUNT
                                            --------------------   -------------------
                                               2006         2005      2006     2005
                                            ---------   --------    -------   ------
OPERATIONS
   Net investment income (loss)             $  13,643   $ 18,706    $  (106)  $   (8)
   Net realized capital gains (losses)
      on investments                           (9,387)    (1,233)       207        4
   Net change in unrealized appreciation/
      depreciation of investments              13,601    (14,701)     1,613      246
                                            ---------   --------    -------   ------
Increase (decrease) in net assets
   from operations                             17,857      2,772      1,714      242
CONTRACT TRANSACTIONS
   Net contract purchase payments             102,153     33,133     14,825    4,990
   Transfer payments from (to) other
      subaccounts or general account          (63,090)    75,210        816       --
   Contract terminations, withdrawals,
      and other deductions                       (957)    (3,263)      (434)    (111)
                                            ---------   --------    -------   ------
Increase (decrease) in net assets
   from contract transactions                  38,106    105,080     15,207    4,879
                                            ---------   --------    -------   ------
Net increase (decrease) in net assets          55,963    107,852     16,921    5,121
NET ASSETS:
   Beginning of the period                    143,640     35,788      5,121       --
                                            ---------   --------    -------   ------
   End of the period                        $ 199,603   $143,640    $22,042   $5,121
                                            =========   ========    =======   ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                            AIM V.I. - FINANCIAL SERVICES   AIM V.I. - GLOBAL HEALTH CARE
                                                      SUBACCOUNT                      SUBACCOUNT
                                            -----------------------------   -----------------------------
                                                     2006    2005                   2006     2005
                                                   -------   ----                 -------   ------
OPERATIONS
   Net investment income (loss)                    $   304   $  1                 $   (42)  $   (3)
   Net realized capital gains (losses)
      on investments                                   242     --                     204       --
   Net change in unrealized appreciation/
      depreciation of investments                      646     (2)                    630       16
                                                   -------   ----                 -------   ------
Increase (decrease) in net assets
      from operations                                1,192     (1)                    792       13
CONTRACT TRANSACTIONS
   Net contract purchase payments                   23,674    147                  32,237    8,988
   Transfer payments from (to) other
      subaccounts or general account                   769     --                  (8,843)      --
   Contract terminations, withdrawals,
      and other deductions                            (296)    (4)                   (734)    (282)
                                                   -------   ----                 -------   ------
Increase (decrease) in net assets
   from contract transactions                       24,147    143                  22,660    8,706
                                                   -------   ----                 -------   ------
Net increase (decrease) in net assets               25,339    142                  23,452    8,719
NET ASSETS:
   Beginning of the period                             142     --                   8,719       --
                                                   -------   ----                 -------   ------
   End of the period                               $25,481   $142                 $32,171   $8,719
                                                   =======   ====                 =======   ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                             AIM V.I. - SMALL   AIM V.I. - TECHNOLOGY
                                                CAP GROWTH            SUBACCOUNT
                                                SUBACCOUNT      ---------------------
                                                   2006            2006        2005
                                            -----------------    --------    -------
OPERATIONS
   Net investment income (loss)                  $  (11)         $    (27)   $    (4)
   Net realized capital gains (losses)
      on investments                                (29)              269          1
   Net change in unrealized appreciation/
      depreciation of investments                    81               675       (170)
                                                 ------          --------    -------
Increase (decrease) in net assets
      from operations                                41               917       (173)
CONTRACT TRANSACTIONS
   Net contract purchase payments                   914             5,692     13,629
   Transfer payments from (to) other
      subaccounts or general account              2,078           (10,450)        --
   Contract terminations, withdrawals,
      and other deductions                          (69)             (311)      (430)
                                                 ------          --------    -------
Increase (decrease) in net assets
   from contract transactions                     2,923            (5,069)    13,199
                                                 ------          --------    -------
Net increase (decrease) in net assets             2,964            (4,152)    13,026
NET ASSETS:
   Beginning of the period                           --            13,026         --
                                                 ------          --------    -------
   End of the period                             $2,964          $  8,874    $13,026
                                                 ======          ========    =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                                   FORTY             FLEXIBLE BOND
                                                 SUBACCOUNT            SUBACCOUNT
                                            -------------------   -------------------
                                              2006       2005       2006       2005
                                            --------   --------   --------   --------
OPERATIONS
   Net investment income (loss)             $ (1,012)  $   (670)  $  6,030   $  5,181
   Net realized capital gains (losses)
      on investments                          20,171      1,224     (1,943)     3,116
   Net change in unrealized appreciation/
      depreciation of investments             23,545     25,631        852     (6,750)
                                            --------   --------   --------   --------
Increase (decrease) in net assets
      from operations                         42,704     26,185      4,939      1,547
CONTRACT TRANSACTIONS
   Net contract purchase payments            209,710    233,707     12,129     73,153
   Transfer payments from (to) other
      subaccounts or general account         (22,392)    33,254        852     19,994
   Contract terminations, withdrawals,
      and other deductions                   (11,779)    (5,821)    (2,525)    (2,615)
                                            --------   --------   --------   --------
Increase (decrease) in net assets
   from contract transactions                175,539    261,140     10,456     90,532
                                            --------   --------   --------   --------
Net increase (decrease) in net assets        218,243    287,325     15,395     92,079
NET ASSETS:
   Beginning of the period                   317,253     29,928    134,526     42,447
                                            --------   --------   --------   --------
   End of the period                        $535,496   $317,253   $149,921   $134,526
                                            ========   ========   ========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                             LARGE CAP GROWTH    INTERNATIONAL GROWTH
                                                SUBACCOUNT            SUBACCOUNT
                                            ------------------   --------------------
                                              2006      2005       2006        2005
                                            -------   --------   --------   ---------
OPERATIONS
   Net investment income (loss)             $    42   $   (147)  $  6,861   $   1,241
   Net realized capital gains (losses)
      on investments                            902        953     27,227       8,094
   Net change in unrealized appreciation/
      depreciation of investments             6,133        (47)   133,797      54,923
                                            -------   --------   --------   ---------
Increase (decrease) in net assets
      from operations                         7,077        759    167,885      64,258
CONTRACT TRANSACTIONS
   Net contract purchase payments            46,578     77,809    144,296      70,706
   Transfer payments from (to) other
      subaccounts or general account         33,838    (71,771)   145,963      71,014
   Contract terminations, withdrawals,
      and other deductions                   (2,590)      (638)    (8,822)     (5,264)
                                            -------   --------   --------   ---------
Increase (decrease) in net assets
   from contract transactions                77,826      5,400    281,437     136,456
                                            -------   --------   --------   ---------
Net increase (decrease) in net assets        84,903      6,159    449,322     200,714
NET ASSETS:
   Beginning of the period                    6,159         --    277,503      76,789
                                            -------   --------   --------   ---------
   End of the period                        $91,062   $  6,159   $726,825   $ 277,503
                                            =======   ========   ========   =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                               MID CAP GROWTH     WORLDWIDE GROWTH
                                                 SUBACCOUNT          SUBACCOUNT
                                            -------------------   ----------------
                                              2006       2005        2006    2005
                                            --------   --------    -------   ----
OPERATIONS
   Net investment income (loss)             $ (1,042)  $   (623)   $    25   $  4
   Net realized capital gains (losses)
      on investments                           2,762      4,245         81     --
   Net change in unrealized appreciation/
      depreciation of investments             17,455     10,347        240      7
                                            --------   --------    -------   ----
Increase (decrease) in net assets
   from operations                            19,175     13,969        346     11
CONTRACT TRANSACTIONS
   Net contract purchase payments              3,566     33,105      2,781    940
   Transfer payments from (to) other
      subaccounts or general account             (70)    67,540     (1,652)    --
   Contract terminations, withdrawals,
      and other deductions                    (3,390)    (1,591)       (93)   (30)
                                            --------   --------    -------   ----
Increase (decrease) in net assets
   from contract transactions                    106     99,054      1,036    910
                                            --------   --------    -------   ----
Net increase (decrease) in net assets         19,281    113,023      1,382    921
NET ASSETS:
   Beginning of the period                   146,849     33,826        921     --
                                            --------   --------    -------   ----
   End of the period                        $166,130   $146,849    $ 2,303   $921
                                            ========   ========    =======   ====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                            U.S. MID CAP VALUE        ALL ASSET
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------   ------------------
                                              2006      2005      2006       2005
                                            -------   -------    ------   ---------
OPERATIONS
   Net investment income (loss)             $    (7)  $    --    $  387   $    (249)
   Net realized capital gains (losses)
      on investments                            231        --       (46)      4,133
   Net change in unrealized appreciation/
      depreciation of investments               200         6        29      (3,209)
                                            -------   -------    ------   ---------
Increase (decrease) in net assets
   from operations                              424         6       370         675
CONTRACT TRANSACTIONS
   Net contract purchase payments             4,422     1,029     5,668      26,512
   Transfer payments from (to) other
      subaccounts or general account         (1,201)       --     2,754      (7,986)
   Contract terminations, withdrawals,
      and other deductions                     (107)      (32)     (323)   (105,142)
                                            -------   -------    ------   ---------
Increase (decrease) in net assets
   from contract transactions                 3,114       997     8,099     (86,616)
                                            -------   -------    ------   ---------
Net increase (decrease) in net assets         3,538     1,003     8,469     (85,941)
NET ASSETS:
   Beginning of the period                    1,003        --       891      86,832
                                            -------   -------    ------   ---------
   End of the period                        $ 4,541   $ 1,003    $9,360   $     891
                                            =======   =======    ======   =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                                REAL RETURN             SHORT-TERM
                                                 SUBACCOUNT             SUBACCOUNT
                                            -------------------   --------------------
                                              2006       2005        2006       2005
                                            --------   --------   ---------   --------
OPERATIONS
   Net investment income (loss)             $ 11,274   $  4,943   $  14,273   $  5,472
   Net realized capital gains (losses)
      on investments                           8,198      1,100        (405)      (453)
   Net change in unrealized appreciation/
      depreciation of investments            (18,274)    (3,446)         75       (388)
                                            --------   --------   ---------   --------
Increase (decrease) in net assets
   from operations                             1,198      2,597      13,943      4,631
CONTRACT TRANSACTIONS
   Net contract purchase payments             48,690     18,282     205,992     52,361
   Transfer payments from (to) other
      subaccounts or general account          89,612     80,662    (120,685)   164,848
   Contract terminations, withdrawals,
      and other deductions                    (5,258)   (60,152)     (7,393)    (6,091)
                                            --------   --------   ---------   --------
Increase (decrease) in net assets
   from contract transactions                133,044     38,792      77,914    211,118
                                            --------   --------   ---------   --------
Net increase (decrease) in net assets        134,242     41,389      91,857    215,749
NET ASSETS:
   Beginning of the period                   267,810    226,421     293,211     77,462
                                            --------   --------   ---------   --------
   End of the period                        $402,052   $267,810   $ 385,068   $293,211
                                            ========   ========   =========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                            STOCKSPLUS GROWTH AND
                                                    INCOME              TOTAL RETURN
                                                  SUBACCOUNT             SUBACCOUNT
                                            ---------------------   --------------------
                                               2006       2005        2006        2005
                                            ---------   --------    --------   ---------
OPERATIONS
   Net investment income (loss)             $  22,958   $  9,537    $ 29,403   $  11,626
   Net realized capital gains (losses)
      on investments                           18,923     30,853      (3,497)     10,958
   Net change in unrealized appreciation/
      depreciation of investments              28,093    (17,550)        611     (16,017)
                                            ---------   --------    --------   ---------
Increase (decrease) in net assets
   from operations                             69,974     22,840      26,517       6,567
CONTRACT TRANSACTIONS
   Net contract purchase payments                  --    356,273     337,173     281,013
   Transfer payments from (to) other
      subaccounts or general account         (193,137)    29,296     (31,736)    195,545
   Contract terminations, withdrawals,
      and other deductions                     (9,403)   (44,791)    (14,530)   (121,443)
                                            ---------   --------    --------   ---------
Increase (decrease) in net assets
   from contract transactions                (202,540)   340,778     290,907     355,115
                                            ---------   --------    --------   ---------
Net increase (decrease) in net assets        (132,566)   363,618     317,424     361,682
NET ASSETS:
   Beginning of the period                    593,807    230,189     581,957     220,275
                                            ---------   --------    --------   ---------
   End of the period                        $ 461,241   $593,807    $899,381   $ 581,957
                                            =========   ========    ========   =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                                 ROYCE MICRO-CAP          ROYCE SMALL-CAP
                                                   SUBACCOUNT               SUBACCOUNT
                                            ------------------------   --------------------
                                               2006          2005         2006        2005
                                            ----------   -----------   ---------   --------
OPERATIONS
   Net investment income (loss)             $   (7,290)  $    (5,695)  $  (4,588)  $ (3,111)
   Net realized capital gains (losses)
      on investments                           151,828       284,597      81,254     11,677
   Net change in unrealized appreciation/
      depreciation of investments              135,848      (184,417)     32,306     38,191
                                            ----------   -----------   ---------   --------
Increase (decrease) in net assets
   from operations                             280,386        94,485     108,972     46,757
CONTRACT TRANSACTIONS
   Net contract purchase payments              386,195       500,003     296,145    324,351
   Transfer payments from (to) other
      subaccounts or general account           600,571       342,018    (112,199)   143,644
   Contract terminations, withdrawals,
      and other deductions                     (30,913)   (1,872,382)    (13,961)   (12,663)
                                            ----------   -----------   ---------   --------
Increase (decrease) in net assets
   from contract transactions                  955,853    (1,030,361)    169,985    455,332
                                            ----------   -----------   ---------   --------
Net increase (decrease) in net assets        1,236,239      (935,876)    278,957    502,089
NET ASSETS:
   Beginning of the period                     991,820     1,927,696     607,717    105,628
                                            ----------   -----------   ---------   --------
   End of the period                        $2,228,059   $   991,820   $ 886,674   $607,717
                                            ==========   ===========   =========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                                      T. ROWE PRICE BLUE CHIP
                                            DWS SMALL CAP INDEX VIP            GROWTH
                                                   SUBACCOUNT                SUBACCOUNT
                                            -----------------------   -----------------------
                                                2006        2005          2006        2005
                                             ----------   --------     ---------   ---------
OPERATIONS
   Net investment income (loss)              $      146   $   (720)    $  (1,496)  $  (1,396)
   Net realized capital gains (losses)
      on investments                             92,532     35,263         2,169      14,884
   Net change in unrealized appreciation/
      depreciation of investments                60,141     (5,349)       46,296      20,758
                                             ----------   --------     ---------   ---------
Increase (decrease) in net assets
   from operations                              152,819     29,194        46,969      34,246
CONTRACT TRANSACTIONS
   Net contract purchase payments                58,749    189,760            --     122,636
   Transfer payments from (to) other
      subaccounts or general account             21,962    423,092       186,580     177,746
   Contract terminations, withdrawals,
      and other deductions                      (16,275)   (36,980)       (6,325)     (4,461)
                                             ----------   --------     ---------   ---------
Increase (decrease) in net assets
   from contract transactions                    64,436    575,872       180,255     295,921
                                             ----------   --------     ---------   ---------
Net increase (decrease) in net assets           217,255    605,066       227,224     330,167
NET ASSETS:
   Beginning of the period                      875,480    270,414       370,575      40,408
                                             ----------   --------     ---------   ---------
   End of the period                         $1,092,735   $875,480     $ 597,799   $ 370,575
                                             ==========   ========     =========   =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              T. ROWE PRICE EQUITY    T. ROWE PRICE NEW
                                                     INCOME             AMERICA GROWTH
                                                   SUBACCOUNT             SUBACCOUNT
                                            -----------------------   -----------------
                                               2006         2005         2006     2005
                                            ----------   ----------    -------   -----
OPERATIONS
   Net investment income (loss)             $   15,514   $    8,781    $   (12)  $  --
   Net realized capital gains (losses)
      on investments                            60,947       66,002         26      --
   Net change in unrealized appreciation/
      depreciation of investments              189,194      (44,238)         4      (4)
                                            ----------   ----------    -------   -----
Increase (decrease) in net assets
   from operations                             265,655       30,545         18      (4)
CONTRACT TRANSACTIONS
   Net contract purchase payments              329,227      398,661      2,405     499
   Transfer payments from (to) other
      subaccounts or general account           297,778      350,519     (2,813)     --
   Contract terminations, withdrawals,
      and other deductions                     (28,598)     (17,118)       (89)    (16)
                                            ----------   ----------    -------   -----
Increase (decrease) in net assets
   from contract transactions                  598,407      732,062       (497)    483
                                            ----------   ----------    -------   -----
Net increase (decrease) in net assets          864,062      762,607       (479)    479
NET ASSETS:
   Beginning of the period                   1,088,946      326,339        479      --
                                            ----------   ----------    -------   -----
   End of the period                        $1,953,008   $1,088,946    $    --   $ 479
                                            ==========   ==========    =======   =====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                T. ROWE PRICE
                                             INTERNATIONAL STOCK     VANGUARD VIF BALANCED
                                                 SUBACCOUNT                SUBACCOUNT
                                            ---------------------   -----------------------
                                               2006        2005        2006         2005
                                            ----------   --------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $    5,731   $  6,408   $   30,538   $   14,367
   Net realized capital gains (losses)
      on investments                            47,261     51,959       57,607       37,343
   Net change in unrealized appreciation/
      depreciation of investments               94,246     49,834      163,487       30,444
                                            ----------   --------   ----------   ----------
Increase (decrease) in net assets
   from operations                             147,238    108,201      251,632       82,154
CONTRACT TRANSACTIONS
   Net contract purchase payments                   --    199,392      321,095      482,260
   Transfer payments from (to) other
      subaccounts or general account           286,724     95,567      100,490      921,094
   Contract terminations, withdrawals,
      and other deductions                     (16,326)    (8,947)     (26,357)    (265,604)
                                            ----------   --------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  270,398    286,012      395,228    1,137,750
                                            ----------   --------   ----------   ----------
Net increase (decrease) in net assets          417,636    394,213      646,860    1,219,904
NET ASSETS:
   Beginning of the period                     645,957    251,744    1,578,926      359,022
                                            ----------   --------   ----------   ----------
   End of the period                        $1,063,593   $645,957   $2,225,786   $1,578,926
                                            ==========   ========   ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              VANGUARD VIF CAPITAL    VANGUARD VIF DIVERSIFIED
                                                     GROWTH                     VALUE
                                                   SUBACCOUNT                SUBACCOUNT
                                            -----------------------   ------------------------
                                               2006        2005          2006         2005
                                            ----------   ----------   ----------   -----------
OPERATIONS
   Net investment income (loss)             $     (280)  $      176   $   21,943   $   (2,264)
   Net realized capital gains (losses)
      on investments                            68,253       25,305      117,117       35,486
   Net change in unrealized appreciation/
      depreciation of investments               85,257      110,529      150,424       37,380
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                             153,230      136,010      289,484       70,602
CONTRACT TRANSACTIONS
   Net contract purchase payments               44,775      164,308    1,215,788    1,258,511
   Transfer payments from (to) other
      subaccounts or general account           692,841    1,139,673     (991,394)      49,195
   Contract terminations, withdrawals,
      and other deductions                     (18,488)     (14,292)     (44,451)    (132,239)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  719,128    1,289,689      179,943    1,175,467
                                            ----------   ----------   ----------   ----------
Net increase (decrease) in net assets          872,358    1,425,699      469,427    1,246,069
NET ASSETS:
   Beginning of the period                   1,425,699           --    1,540,644      294,575
                                            ----------   ----------   ----------   ----------
   End of the period                        $2,298,057   $1,425,699   $2,010,071   $1,540,644
                                            ==========   ==========   ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                            VANGUARD VIF EQUITY INDEX   VANGUARD VIF GROWTH
                                                    SUBACCOUNT               SUBACCOUNT
                                            -------------------------   -------------------
                                                2006         2005         2006       2005
                                             ----------   -----------   --------   --------
OPERATIONS
   Net investment income (loss)              $   31,069   $   30,619    $   (155)  $   (76)
   Net realized capital gains (losses)
      on investments                            213,835      170,109       3,065       (23)
   Net change in unrealized appreciation/
      depreciation of investments               271,429      (31,091)     (2,205)    5,638
                                             ----------   ----------    --------   -------
Increase (decrease) in net assets
   from operations                              516,333      169,637         705     5,539
CONTRACT TRANSACTIONS
   Net contract purchase payments               390,148      779,468      15,193    31,899
   Transfer payments from (to) other
      subaccounts or general account            (22,350)   1,795,584     (16,225)   30,270
   Contract terminations, withdrawals,
      and other deductions                      (61,727)    (387,949)     (2,072)   (1,366)
                                             ----------   ----------    --------   -------
Increase (decrease) in net assets
   from contract transactions                   306,071    2,187,103      (3,104)   60,803
                                             ----------   ----------    --------   -------
Net increase (decrease) in net assets           822,404    2,356,740      (2,399)   66,342
NET ASSETS:
   Beginning of the period                    3,237,338      880,598      66,342        --
                                             ----------   ----------    --------   -------
   End of the period                         $4,059,742   $3,237,338    $ 63,943   $66,342
                                             ==========   ==========    ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                VANGUARD VIF HIGH
                                                    YIELD BOND       VANGUARD VIF INTERNATIONAL
                                                    SUBACCOUNT               SUBACCOUNT
                                               -------------------   --------------------------
                                                  2006      2005         2006         2005
                                               --------   --------    ----------   ----------
OPERATIONS
   Net investment income (loss)                $ 11,164   $  6,214    $    7,338   $    2,020
   Net realized capital gains (losses)
      on investments                             (3,517)     5,444       105,617       72,037
   Net change in unrealized appreciation/
      depreciation of investments                 7,885     (8,376)      391,151      106,495
                                               --------   --------    ----------   ----------
Increase (decrease) in net assets
   from operations                               15,532      3,282       504,106      180,552
CONTRACT TRANSACTIONS
   Net contract purchase payments                91,039     74,797       428,432      600,799
   Transfer payments from (to) other
      subaccounts or general account             (6,696)   (14,795)      790,040      654,565
   Contract terminations, withdrawals,
      and other deductions                       (4,019)   (43,713)      (41,399)    (453,259)
                                               --------   --------    ----------   ----------
Increase (decrease) in net assets
   from contract transactions                    80,324     16,289     1,177,073      802,105
                                               --------   --------    ----------   ----------
Net increase (decrease) in net assets            95,856     19,571     1,681,179      982,657
NET ASSETS:
   Beginning of the period                      156,540    136,969     1,548,888      566,231
                                               --------   --------    ----------   ----------
   End of the period                           $252,396   $156,540    $3,230,067   $1,548,888
                                               ========   ========    ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED


                                            VANGUARD VIF MID-CAP INDEX   VANGUARD VIF MONEY MARKET
                                                    SUBACCOUNT                   SUBACCOUNT
                                            --------------------------   -------------------------
                                                2006         2005            2006          2005
                                             ----------   ----------     -----------   -----------
OPERATIONS
   Net investment income (loss)              $    6,920   $      369     $   423,240   $   211,143
   Net realized capital gains (losses)
      on investments                            201,120      101,573              --            --
   Net change in unrealized appreciation/
      depreciation of investments               193,438      120,274              --            (2)
                                             ----------   ----------     -----------   -----------
Increase (decrease) in net assets
   from operations                              401,478      222,216         423,240       211,141
CONTRACT TRANSACTIONS
   Net contract purchase payments               579,552      605,894       4,883,511     7,060,264
   Transfer payments from (to) other
      subaccounts or general account            887,355    1,137,629      (4,666,431)   (9,836,847)
   Contract terminations, withdrawals,
      and other deductions                      (57,890)    (117,990)       (154,699)     (103,366)
                                             ----------   ----------     -----------   -----------
Increase (decrease) in net assets
   from contract transactions                 1,409,017    1,625,533          62,381    (2,879,949)
                                             ----------   ----------     -----------   -----------
Net increase (decrease) in net assets         1,810,495    1,847,749         485,621    (2,668,808)
NET ASSETS:
   Beginning of the period                    2,364,363      516,614       8,851,761    11,520,569
                                             ----------   ----------     -----------   -----------
   End of the period                         $4,174,858   $2,364,363     $ 9,337,382   $ 8,851,761
                                             ==========   ==========     ===========   ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              VANGUARD VIF REIT     VANGUARD VIF SHORT-
                                                    INDEX          TERM INVESTMENT GRADE
                                                 SUBACCOUNT              SUBACCOUNT
                                            --------------------   --------------------
                                              2006        2005        2006       2005
                                            --------   ---------   ---------   --------
OPERATIONS
   Net investment income (loss)             $  8,019   $   1,830   $   5,191   $  6,343
   Net realized capital gains (losses)
      on investments                          57,772      33,721      (1,321)       589
   Net change in unrealized appreciation/
      depreciation of investments            106,530          26       5,312     (2,265)
                                            --------   ---------   ---------   --------
Increase (decrease) in net assets
   from operations                           172,321      35,577       9,182      4,667
CONTRACT TRANSACTIONS
   Net contract purchase payments            228,452     309,750      70,901     91,694
   Transfer payments from (to) other
      subaccounts or general account          46,489       6,646    (142,633)   (93,416)
   Contract terminations, withdrawals,
      and other deductions                   (13,851)   (224,818)     (3,659)    (9,916)
                                            --------   ---------   ---------   --------
Increase (decrease) in net assets
   from contract transactions                261,090      91,578     (75,391)   (11,638)
                                            --------   ---------   ---------   --------
Net increase (decrease) in net assets        433,411     127,155     (66,209)    (6,971)
NET ASSETS:
   Beginning of the period                   382,017     254,862     317,852    324,823
                                            --------   ---------   ---------   --------
   End of the period                        $815,428   $ 382,017   $ 251,643   $317,852
                                            ========   =========   =========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              VANGUARD VIF SMALL    VANGUARD VIF TOTAL BOND
                                                COMPANY GROWTH            MARKET INDEX
                                                  SUBACCOUNT               SUBACCOUNT
                                            ---------------------   -----------------------
                                               2006        2005        2006         2005
                                            ----------   --------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   (3,337)  $ (3,768)  $   89,707   $   38,657
   Net realized capital gains (losses)
      on investments                            86,595     27,648      (28,321)      10,568
   Net change in unrealized appreciation/
      depreciation of investments              (21,031)    28,050       38,587      (33,149)
                                            ----------   --------   ----------   ----------
Increase (decrease) in net assets
   from operations                              62,227     51,930       99,973       16,076
CONTRACT TRANSACTIONS
   Net contract purchase payments              249,770    304,403       80,764      771,687
   Transfer payments from (to) other
      subaccounts or general account           153,853    221,443      353,520    1,411,927
   Contract terminations, withdrawals,
      and other deductions                     (25,329)   (56,162)     (59,189)     (37,525)
                                            ----------   --------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  378,294    469,684      375,095    2,146,089
                                            ----------   --------   ----------   ----------
Net increase (decrease) in net assets          440,521    521,614      475,068    2,162,165
NET ASSETS:
   Beginning of the period                     690,756    169,142    2,578,319      416,154
                                            ----------   --------   ----------   ----------
   End of the period                        $1,131,277   $690,756   $3,053,387   $2,578,319
                                            ==========   ========   ==========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                             VANGUARD VIF TOTAL     VAN ECK WORLDWIDE
                                             STOCK MARKET INDEX      ABSOLUTE RETURN
                                                 SUBACCOUNT            SUBACCOUNT
                                            --------------------   ------------------
                                              2006        2005       2006     2005(1)
                                            --------   ---------   --------   -------
OPERATIONS
   Net investment income (loss)             $     39   $  (1,460)  $   (347)   $ --
   Net realized capital gains (losses)
      on investments                          13,033      25,667      2,120      --
   Net change in unrealized appreciation/
      depreciation of investments             16,712     (24,683)       289      --
                                            --------   ---------   --------    ----
Increase (decrease) in net assets
   from operations                            29,784        (476)     2,062      --
CONTRACT TRANSACTIONS
   Net contract purchase payments             73,455      64,122     42,987     147
   Transfer payments from (to) other
      subaccounts or general account          63,727      63,843    (31,528)     --
   Contract terminations, withdrawals,
   and other deductions                       (4,400)   (402,354)    (2,713)     (4)
                                            --------   ---------   --------    ----
Increase (decrease) in net assets
      from contract transactions             132,782    (274,389)     8,746     143
                                            --------   ---------   --------    ----
Net increase (decrease) in net assets        162,566    (274,865)    10,808     143
NET ASSETS:
   Beginning of the period                    95,509     370,374        143      --
                                            --------   ---------   --------    ----
   End of the period                        $258,075   $  95,509   $ 10,951    $143
                                            ========   =========   ========    ====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                               GLOBAL SMALL
                                              CAPITALIZATION           GROWTH
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------   ------------------
                                              2006     2005(1)     2006     2005(1)
                                            --------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $    156   $   (1)   $  3,511   $   14
   Net realized capital gains (losses)
      on investments                          (1,537)       1      13,143       --
   Net change in unrealized appreciation/
      depreciation of investments              9,376      110      41,672       21
                                            --------   ------    --------   ------
Increase (decrease) in net assets
   from operations                             7,995      110      58,326       35
CONTRACT TRANSACTIONS
   Net contract purchase payments             43,652    3,671     793,524    5,317
   Transfer payments from (to) other
      subaccounts or general account         102,895       --     149,326       --
   Contract terminations, withdrawals,
   and other deductions                       (3,214)    (117)    (14,407)    (167)
                                            --------   ------    --------   ------
Increase (decrease) in net assets
      from contract transactions             143,333    3,554     928,443    5,150
                                            --------   ------    --------   ------
Net increase (decrease) in net assets        151,328    3,664     986,769    5,185
NET ASSETS:
   Beginning of the period                     3,664       --       5,185       --
                                            --------   ------    --------   ------
   End of the period                        $154,992   $3,664    $991,954   $5,185
                                            ========   ======    ========   ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              INTERNATIONAL          NEW WORLD
                                                SUBACCOUNT          SUBACCOUNT
                                            -----------------   ------------------
                                              2006    2005(1)     2006     2005(1)
                                            -------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $ 1,005   $   161   $  1,173   $   (2)
   Net realized capital gains (losses)
      on investments                          3,449         3      1,925        1
   Net change in unrealized appreciation/
      depreciation of investments             4,888       633     19,822      139
                                            -------   -------   --------   ------
Increase (decrease) in net assets
   from operations                            9,342       797     22,920      138
CONTRACT TRANSACTIONS
   Net contract purchase payments            59,600    18,974     83,276    5,786
   Transfer payments from (to) other
      subaccounts or general account         10,846        --    172,654       --
   Contract terminations, withdrawals,
      and other deductions                   (3,021)     (599)    (4,539)    (183)
                                            -------   -------   --------   ------
Increase (decrease) in net assets
   from contract transactions                67,425    18,375    251,391    5,603
                                            -------   -------   --------   ------
Net increase (decrease) in net assets        76,767    19,172    274,311    5,741
NET ASSETS:
   Beginning of the period                   19,172        --      5,741       --
                                            -------   -------   --------   ------
   End of the period                        $95,939   $19,172   $280,052   $5,741
                                            =======   =======   ========   ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                             FIRST EAGLE OVERSEAS   THIRD AVENUE VALUE         MID CAP
                                                  SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                            ---------------------   ------------------   ------------------
                                               2006       2005(1)     2006     2005(1)     2006     2005(1)
                                            ----------   --------   --------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $  107,667   $  1,934   $  1,680   $    40   $   (697)  $   (22)
   Net realized capital gains (losses)
      on investments                           424,632      6,730     12,812       118      2,303        66
   Net change in unrealized appreciation/
      depreciation of investments             (340,947)        45      3,293       830      8,003     1,198
                                            ----------   --------   --------   -------   --------   -------
Increase (decrease) in net assets
   from operations                             191,352      8,709     17,785       988      9,609     1,242
CONTRACT TRANSACTIONS
   Net contract purchase payments              617,299    105,916    153,196    42,244    148,136    22,922
   Transfer payments from (to) other
      subaccounts or general account           920,770          3        499        (9)    54,272        (5)
   Contract terminations, withdrawals,
      and other deductions                     (32,765)    (3,851)    (7,694)   (1,958)    (5,216)   (1,582)
                                            ----------   --------   --------   -------   --------   -------
Increase (decrease) in net assets
   from contract transactions                1,505,304    102,068    146,001    40,277    197,192    21,335
                                            ----------   --------   --------   -------   --------   -------
Net increase (decrease) in net assets        1,696,656    110,777    163,786    41,265    206,801    22,577
NET ASSETS:
   Beginning of the period                     110,777         --     41,265        --     22,577        --
                                            ----------   --------   --------   -------   --------   -------
   End of the period                        $1,807,433   $110,777   $205,051   $41,265   $229,378   $22,577
                                            ==========   ========   ========   =======   ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Transamerica Corporate Separate Account Sixteen (the "Separate Account"), is a segregated investment account of Transamerica Life Insurance Company ("Transamerica Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Transamerica Life.

SUBACCOUNT INVESTMENT BY FUND:

Fidelity Variable Insurance Products Funds
   Balanced Portfolio
   Contrafund(R) Portfolio
   Growth Opportunities Portfolio
   Growth Portfolio
   High Income Portfolio
   Mid Cap Portfolio
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund - Series I Shares
   AIM V.I. - Financial Services Fund - Series I Shares
   AIM V.I. - Global Health Care Fund - Series I Shares
   AIM V.I. - Small Cap Growth Fund - Series I Shares
   AIM V.I. - Technology Fund - Series I Shares
Janus Aspen Series
   Forty Portfolio
   Flexible Bond Portfolio
   Large Cap Growth Portfolio
   International Growth Portfolio
   Mid Cap Growth
   Worldwide Growth Portfolio
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio (Class I)
PIMCO Variable Insurance Trust
   All Asset Portfolio (Adminstrative Class)
   Real Return Portfolio (Institutional Class)
   Short-Term Portfolio (Institutional Class)
   StocksPLUS Growth and Income Portfolio (Institutional Class)
   Total Return Portfolio (Institutional Class)
Royce Capital Fund
   Royce Micro-Cap Portfolio
   Royce Small-Cap Portfolio
DWS Investments VIT Funds
   DWS Small Cap Index VIP (Class A)
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price New America Growth Portfolio
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Income Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Growth Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund
American Funds Insurance Series
   Global Small Capitalization Fund
   Growth Fund
   International Fund
   New World Fund
First Eagle Variable Funds
   First Eagle Overseas Variable Fund
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:

                       PORTFOLIO                                                   FORMERLY
                       ---------                                                   --------
DWS Investments VIT Funds                                 Scudder Investment VIT Funds
   DWS Small Cap Index VIP                                   Scudder VIT Small Cap Index Fund
AIM Variable Insurance Funds                              AIM Variable Insurance Funds
   AIM V.I. - Small Cap Growth Fund - Series I Shares        AIM V.I. - Small Company Growth Fund - Series I Shares
   AIM V.I. - Global Health Care Fund - Series I Shares      AIM V.I. - Health Sciences Fund - Series I Shares

Each period reported on reflects a full twelve month period except as follows:

              SUBACCOUNT                 INCEPTION DATE
              ----------                 --------------
Global Small Capitalization Fund          May 25, 2005
Growth Fund                               May 25, 2005
International Fund                        May 25, 2005
New World Fund                            May 25, 2005
First Eagle Overseas Variable Fund        May 25, 2005
Third Avenue Value Portfolio              May 25, 2005
Van Eck Worldwide Absolute Return Fund    May 25, 2005
Mid Cap Portfolio                         May 25, 2005

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2006.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows.

                                                                   PURCHASES     SALES
                                                                  ----------   --------
Fidelity Variable Insurance Products Funds
   Balanced Portfolio                                             $  221,133   $122,031
   Contrafund(R) Portfolio                                         1,037,785    308,540
   Growth Opportunities Portfolio                                    115,549    140,421
   Growth Portfolio                                                  617,427    221,108
   High Income Portfolio                                             158,679    106,930
   Mid Cap Portfolio                                                 270,696     70,194
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund - Series I Shares                         16,395      1,294
   AIM V.I. - Financial Services Fund - Series I Shares               26,453      1,877
   AIM V.I. - Global Health Care Fund - Series I Shares               32,241      9,624
   AIM V.I. - Small Cap Growth Fund - Series I Shares                  3,678        767
   AIM V.I. - Technology Fund - Series I Shares                        8,505     13,601
Janus Aspen Series
   Forty Portfolio                                                   333,904    159,379
   Flexible Bond Portfolio                                            40,716     23,949
   Large Cap Growth Portfolio                                         97,545     19,678
   International Growth Portfolio                                    351,008     62,711
   Mid Cap Growth                                                     14,689     15,624
   Worldwide Growth Portfolio                                          3,641      2,580
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio (Class I)                              5,356      2,057
PIMCO Variable Insurance Trust
   All Asset Portfolio (Adminstrative Class)                          11,961      3,452
   Real Return Portfolio (Institutional Class)                       256,458    101,519
   Short-Term Portfolio (Institutional Class)                        289,918    197,763
   StocksPLUS Growth and Income Portfolio (Institutional Class)      414,349    593,931
   Total Return Portfolio (Institutional Class)                      546,020    220,984
Royce Capital Fund
   Royce Micro-Cap Portfolio                                       1,218,827    161,187
   Royce Small-Cap Portfolio                                         434,481    229,978
DWS Investments VIT Funds
   DWS Small Cap Index VIP (Class A)                                 602,348    491,489
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Blue Chip Growth Portfolio                          196,786     18,027
   T. Rowe Price Equity Income Portfolio                             938,235    274,886
   T. Rowe Price New America Growth Portfolio                          3,601      4,110

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. INVESTMENTS (CONTINUED)

                                                         PURCHASES      SALES
                                                        ----------   ----------
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio          $  530,088   $  250,462
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio                         696,771      218,427
   Vanguard VIF Capital Growth Portfolio                   868,943       89,760
   Vanguard VIF Diversified Value Portfolio              1,542,350    1,318,165
   Vanguard VIF Equity Index Portfolio                   1,101,218      552,206
   Vanguard VIF Growth Portfolio                            24,988       28,248
   Vanguard VIF High Yield Bond Portfolio                  130,038       38,546
   Vanguard VIF International Portfolio                  1,597,145      394,701
   Vanguard VIF Mid-Cap Index Portfolio                  2,154,987      627,510
   Vanguard VIF Money Market Portfolio                   8,644,742    8,162,793
   Vanguard VIF REIT Index Portfolio                       420,815      114,000
   Vanguard VIF Short-Term Investment-Grade Portfolio      111,898      182,100
   Vanguard VIF Small Company Growth Portfolio             666,137      199,300
   Vanguard VIF Total Bond Market Index Portfolio          968,283      503,470
   Vanguard VIF Total Stock Market Index Portfolio         213,250       70,008
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund                  131,627      123,227
American Funds Insurance Series
   Global Small Capitalization Fund                        262,409      110,514
   Growth Fund                                           1,325,294      388,271
   International Fund                                      119,101       49,918
   New World Fund                                          294,994       41,519
First Eagle Variable Funds
   First Eagle Overseas Variable Fund                    2,893,666      890,392
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio                            230,764       74,039

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                                         GROWTH
                         BALANCED    CONTRAFUND(R)   OPPORTUNITIES     GROWTH     HIGH INCOME
                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ----------   -------------   -------------   ----------   -----------
Units outstanding at
   January 1, 2005         93,126        391,291             --        165,850       32,420
   Units purchased        360,637        981,852         21,352        446,822      126,702
   Units redeemed and
      transferred         (93,126)      (391,291)            --       (165,850)     (32,420)
                         --------      ---------        -------       --------     --------
Units outstanding at
   December 31, 2005      360,637        981,852         21,352        446,822      126,702
   Units purchased        423,316      1,357,184            761        786,973      158,281
   Units redeemed and
      transferred        (360,637)      (981,852)       (21,352)      (446,822)    (126,702)
                         --------      ---------        -------       --------     --------
Units outstanding at
   December 31, 2006      423,316      1,357,184            761        786,973      158,281
                         ========      =========        =======       ========     ========

                                              AIM V.I. -     AIM V.I. -
                                               FINANCIAL   GLOBAL HEALTH   AIM V.I. - SMALL   AIM V.I. -
                        AIM V.I. - DYNAMICS    SERVICES         CARE          CAP GROWTH      TECHNOLOGY
                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                        -------------------   ----------   -------------   ----------------   ----------
Units outstanding at
   January 1, 2005                 --               --             --               --              --
   Units purchased              3,932              118          7,230               --          11,692
   Units redeemed and
      transferred                  --               --             --               --              --
                              -------           ------        -------            -----         -------
Units outstanding at
   December 31, 2005            3,932              118          7,230               --          11,692
   Units purchased             14,575           18,213         25,351            2,087           7,209
   Units redeemed and
      transferred              (3,932)            (118)        (7,230)              --         (11,692)
                              -------           ------        -------            -----         -------
Units outstanding at
   December 31, 2006           14,575           18,213         25,351            2,087           7,209
                              =======           ======        =======            =====         =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                           FORTY     FLEXIBLE BOND   LARGE CAP GROWTH   INTERNATIONAL GROWTH   MID CAP GROWTH
                        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                        ----------   -------------   ----------------   --------------------   --------------
Units outstanding at
   January 1, 2005         24,068        40,667               --                62,609              26,966
   Units purchased        226,093       126,351            5,479               171,031             104,242
   Units redeemed and
      transferred         (24,068)      (40,667)              --               (62,609)            (26,966)
                         --------      --------           ------              --------            --------
Units outstanding at
   December 31, 2005      226,093       126,351            5,479               171,031             104,242
   Units purchased        349,009       135,114           72,725               304,689             103,800
   Units redeemed and
      transferred        (226,093)     (126,351)          (5,479)             (171,031)           (104,242)
                         --------      --------           ------              --------            --------
Units outstanding at
   December 31, 2006      349,009       135,114           72,725               304,689             103,800
                         ========      ========           ======              ========            ========

                        WORLDWIDE GROWTH   U.S. MID CAP VALUE    ALL ASSET   REAL RETURN   SHORT-TERM
                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ----------------   ------------------   ----------   -----------   ----------
Units outstanding at
   January 1, 2005              --                  --            76,868       207,821        76,232
   Units purchased             803                 748               742       240,396       281,040
   Units redeemed and
      transferred               --                  --           (76,868)     (207,821)      (76,232)
                             -----               -----           -------      --------      --------
Units outstanding at
   December 31, 2005           803                 748               742       240,396       281,040
   Units purchased           1,699               2,805             7,452       357,780       353,393
   Units redeemed and
      transferred             (803)               (748)             (742)     (240,396)     (281,040)
                             -----               -----           -------      --------      --------
Units outstanding at
   December 31, 2006         1,699               2,805             7,452       357,780       353,393
                             =====               =====           =======      ========      ========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3.    ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                        STOCKSPLUS GROWTH                                                      DWS SMALL CAP
                            AND INCOME      TOTAL RETURN   ROYCE MICRO-CAP   ROYCE SMALL-CAP     INDEX VIP
                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                        -----------------   ------------   ---------------   ---------------   -------------
Units outstanding at
   January 1, 2005           199,281           209,071       1,628,015           82,085          220,445
   Units purchased           495,847           538,323          754,372          435,029          684,542
   Units redeemed and
      transferred           (199,281)         (209,071)      (1,628,015)         (82,085)        (220,445)
                            --------          --------       ----------         --------         --------
Units outstanding at
   December 31, 2005         495,847           538,323          754,372          435,029          684,542
   Units purchased           334,582           799,893        1,392,540          549,215          727,217
   Units redeemed and
      transferred           (495,847)         (538,323)        (754,372)        (435,029)        (684,542)
                            --------          --------       ----------         --------         --------
Units outstanding at
   December 31, 2006         334,582           799,893        1,392,540          549,215          727,217
                            ========          ========       ==========         ========         ========

                        T. ROWE PRICE BLUE   T. ROWE PRICE     T. ROWE PRICE       T. ROWE PRICE    VANGUARD VIF
                           CHIP GROWTH.      EQUITY INCOME      NEW AMERICA        INTERNATIONAL      BALANCED
                            SUBACCOUNT         SUBACCOUNT    GROWTH SUBACCOUNT   STOCK SUBACCOUNT    SUBACCOUNT
                        ------------------   -------------   -----------------   ----------------   ------------
Units outstanding at
   January 1, 2005             35,764            271,045             --               211,079           314,147
   Units purchased            309,605            870,307            398               466,771         1,293,263
   Units redeemed and
      transferred             (35,764)          (271,045)            --              (211,079)         (314,147)
                             --------          ---------           ----              --------        ----------
Units outstanding at
   December 31, 2005          309,605            870,307            398               466,771         1,293,263
   Units purchased            455,420          1,312,008             --               645,346         1,585,830
   Units redeemed and
      transferred            (309,605)          (870,307)          (398)             (466,771)       (1,293,263)
                             --------          ---------           ----              --------        ----------
Units outstanding at
   December 31, 2006          455,420          1,312,008             --               645,346         1,585,830
                             ========          =========           ====              ========        ==========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)


                                                  VANGUARD VIF     VANGUARD VIF   VANGUARD VIF     VANGUARD VIF
                        VANGUARD VIF CAPITAL   DIVERSIFIED VALUE   EQUITY INDEX      GROWTH      HIGH YIELD BOND
                          GROWTH SUBACCOUNT       SUBACCOUNT        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                        --------------------   -----------------   ------------   ------------   ---------------
Units outstanding at
   January 1, 2005                   --              233,441           763,031           --          125,364
   Units purchased            1,088,027            1,134,520         2,676,791       53,246          139,440
   Units redeemed and
      transferred                    --             (233,441)         (763,031)          --         (125,364)
                             ----------           ----------        ----------      -------         --------
Units outstanding at
   December 31, 2005          1,088,027            1,134,520         2,676,791       53,246          139,440
   Units purchased            1,571,113            1,245,155         2,901,088       50,356          207,656
   Units redeemed and
      transferred            (1,088,027)          (1,134,520)       (2,676,791)     (53,246)        (139,440)
                             ----------           ----------        ----------      -------         --------
Units outstanding at
   December 31, 2006          1,571,113            1,245,155         2,901,088       50,356          207,656
                             ==========           ==========        ==========      =======         ========

                                                                                        VANGUARD VIF
                         VANGUARD VIF    VANGUARD VIF   VANGUARD VIF   VANGUARD VIF      SHORT-TERM
                        INTERNATIONAL   MID-CAP INDEX   MONEY MARKET    REIT INDEX    INVESTMENT GRADE
                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                        -------------   -------------   ------------   ------------   ----------------
Units outstanding at
   January 1, 2005          456,058         413,328      11,370,804       191,880          317,653
   Units purchased        1,072,613       1,659,721       8,466,834       257,176          304,003
   Units redeemed and
      transferred          (456,058)       (413,328)    (11,370,804)     (191,880)        (317,653)
                         ----------      ----------     -----------      --------         --------
Units outstanding at
   December 31, 2005      1,072,613       1,659,721       8,466,834       257,176          304,003
   Units purchased        1,764,780       2,576,338       8,502,132       406,844          229,397
   Units redeemed and
      transferred        (1,072,613)     (1,659,721)     (8,466,834)     (257,176)        (304,003)
                         ----------      ----------     -----------      --------         --------
Units outstanding at
   December 31, 2006      1,764,780       2,576,338       8,502,132       406,844          229,397
                         ==========      ==========     ===========      ========         ========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                             VANGUARD VIF   VANGUARD VIF       VAN ECK
                        VANGUARD VIF SMALL    TOTAL BOND    TOTAL STOCK       WORLDWIDE       GLOBAL SMALL
                          COMPANY GROWTH     MARKET INDEX   MARKET INDEX   ABSOLUTE RETURN   CAPITALIZATION
                            SUBACCOUNT        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                        ------------------   ------------   ------------   ---------------   --------------
Units outstanding at
   January 1, 2005            139,932            397,989       316,320             --                --
   Units purchased            537,803          2,407,970        76,840            143             2,934
   Units redeemed and
      transferred            (139,932)          (397,989)     (316,320)            --                --
                             --------         ----------      --------         ------           -------
Units outstanding at
   December 31, 2005          537,803          2,407,970        76,840            143             2,934
   Units purchased            799,173          2,733,925       179,729         10,099           100,025
   Units redeemed and
      transferred            (537,803)        (2,407,970)      (76,840)          (143)           (2,934)
                             --------         ----------      --------         ------           -------
Units outstanding at
  December 31, 2006           799,173          2,733,925       179,729         10,099           100,025
                             ========         ==========      ========         ======           =======

                          GROWTH     INTERNATIONAL    NEW WORLD   FIRST EAGLE OVERSEAS   THIRD AVENUE VALUE
                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT        SUBACCOUNT            SUBACCOUNT
                        ----------   -------------   ----------   --------------------   ------------------
Units outstanding at
   January 1, 2005            --             --            --                 --                   --
   Units purchased         4,322         15,409         4,714             95,556               34,078
   Units redeemed and
      transferred             --             --            --                 --                   --
                         -------        -------       -------          ---------              -------
Units outstanding at
   December 31, 2005       4,322         15,409         4,714             95,556               34,078
   Units purchased       750,181         64,811       173,422          1,246,473              146,258
   Units redeemed and
      transferred         (4,322)       (15,409)       (4,714)           (95,556)             (34,078)
                         -------        -------       -------          ---------              -------
Units outstanding at
   December 31, 2006     750,181         64,811       173,422          1,246,473              146,258
                         =======        =======       =======          =========              =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                          MID CAP
                        SUBACCOUNT
                        ----------
Units outstanding at
   January 1, 2005            --
   Units purchased        19,690
   Units redeemed and
      transferred             --
                        --------
Units outstanding at
   December 31, 2005      19,690
   Units purchased       177,503
   Units redeemed and
      transferred        (19,690)
                        --------
Units outstanding at
   December 31, 2006     177,503
                        ========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS

The Separate Account presents the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                  INVESTMENT
                YEAR                    UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED         UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ---------   ---------   -----------   ----------   -------   ---------
Balanced
             12/31/2006       423,316     $1.28     $   539,952      1.66%      0.67%      11.71%
             12/31/2005       360,637      1.14         411,794      0.83       0.67        5.77
             12/31/2004        93,126      1.08         100,540      0.00       0.70        5.47

Contrafund(R)
             12/31/2006     1,357,184      1.57       2,127,428      1.23       0.67       11.72
             12/31/2005       981,852      1.40       1,377,657      0.16       0.67       16.94
             12/31/2004       391,291      1.20         469,510      0.00       0.70       15.48

Growth Opportunities
             12/31/2006           761      1.28             972      0.14       0.67        5.46
             12/31/2005        21,352      1.21          25,866      0.00       0.67        8.89
             12/31/2004             0      1.11               0      0.00       0.70        7.19

Growth
             12/31/2006       786,973      1.22         957,972      0.27       0.67        6.85
             12/31/2005       446,822      1.14         509,039      0.37       0.67        5.80
             12/31/2004       165,850      1.08         178,589      0.00       0.70        3.38

High Income
             12/31/2006       158,281      1.26         199,603      7.84       0.67       11.24
             12/31/2005       126,702      1.13         143,640     15.08       0.67        2.70
             12/31/2004        32,420      1.10          35,788      0.00       0.70        9.59

AIM V.I. - Dynamics
             12/31/2006        14,575      1.51          22,042      0.00       0.67       16.11
             12/31/2005         3,932      1.30           5,121      0.00       0.67       10.72
             12/31/2004             0      1.18               0      0.00       0.70       13.34

AIM V.I. - Financial Services
             12/31/2006        18,213      1.40          25,481      6.73       0.67       16.44
             12/31/2005           118      1.20             142      1.93       0.67        5.91
             12/31/2004             0      1.13               0      0.00       0.70        8.68

AIM V.I. - Global Health Care
             12/31/2006        25,351      1.27          32,171      0.00       0.67        5.24
             12/31/2005         7,230      1.21           8,719      0.00       0.67        8.15
             12/31/2004             0      1.12               0      0.00       0.70        7.57

AIM V.I. - Small Cap Growth
             12/31/2006         2,087      1.42           2,964      0.00       0.67       14.13
             12/31/2005             0      1.24               0      0.00       0.67        5.19
             12/31/2004             0      1.18               0      0.00       0.70       13.89

AIM V.I. - Technology
             12/31/2006         7,209      1.23           8,874      0.00       0.67       10.48
             12/31/2005        11,692      1.11          13,026      0.00       0.67        2.17
             12/31/2004             0      1.09               0      0.00       0.70        4.63

Forty
             12/31/2006       349,009      1.53         535,496      0.38       0.67        9.35
             12/31/2005       226,093      1.40         317,253      0.30       0.67       12.85
             12/31/2004        24,068      1.24          29,928      1.00       0.70       18.23

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  INVESTMENT
                YEAR                    UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED         UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ---------   ---------   -----------   ----------   -------   ---------
Flexible Bond
             12/31/2006       135,114    $1.11      $   149,921      4.61%      0.67%       4.22%
             12/31/2005       126,351     1.06          134,526      5.50       0.67        2.00
             12/31/2004        40,667     1.04           42,447      7.49       0.70        3.97

Large Cap Growth
             12/31/2006        72,725     1.25           91,062      0.64       0.67       11.38
             12/31/2005         5,479     1.12            6,159      0.02       0.67        4.29
             12/31/2004             0     0.00                0      0.00       0.70        0.00

International Growth
             12/31/2006       304,689     2.39          726,825      2.00       0.67       47.02
             12/31/2005       171,031     1.62          277,503      1.19       0.67       32.29
             12/31/2004        62,609     1.23           76,789      1.05       0.70       18.95

Mid Cap Growth
             12/31/2006       103,800     1.60          166,130      0.00       0.67       13.61
             12/31/2005       104,242     1.41          146,849      0.00       0.67       12.31
             12/31/2004        26,966     1.25           33,826      0.00       0.70       20.75

Worldwide Growth
             12/31/2006         1,699     1.36            2,303      1.68       0.67       18.20
             12/31/2005           803     1.15              921      0.79       0.67        5.87
             12/31/2004             0     1.08                0      0.00       0.70        4.78

U.S. Mid Cap Value
             12/31/2006         2,805     1.62            4,541      0.21       0.67       20.70
             12/31/2005           748     1.34            1,003      0.00       0.67       12.31
             12/31/2004             0     1.19                0      0.00       0.70       14.59

All Asset
             12/31/2006         7,452     1.26            9,360      5.74       0.67        4.66
             12/31/2005           742     1.20              891      0.43       0.67        6.23
             12/31/2004        76,868     1.13           86,832      2.36       0.70       11.48

Real Return
             12/31/2006       357,780     1.12          402,052      4.09       0.67        0.87
             12/31/2005       240,396     1.11          267,810      2.66       0.67        2.25
             12/31/2004       207,821     1.09          226,421      1.59       0.70        9.08

Short-Term
             12/31/2006       353,393     1.09          385,068      4.20       0.67        4.44
             12/31/2005       281,040     1.04          293,211      2.83       0.67        2.67
             12/31/2004        76,232     1.02           77,462      0.23       0.70        1.45

StocksPLUS Growth and Income
             12/31/2006       334,582     1.38          461,241      4.84       0.67       15.11
             12/31/2005       495,847     1.20          593,807      2.62       0.67        3.68
             12/31/2004       199,281     1.16          230,189      2.22       0.70       10.99

Total Return
             12/31/2006       799,893     1.12          899,381      4.24       0.67        4.01
             12/31/2005       538,323     1.08          581,957      3.49       0.67        2.61
             12/31/2004       209,071     1.05          220,275      0.34       0.70        5.05

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  INVESTMENT
                YEAR                    UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED         UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ---------   ---------   -----------   ----------   -------   ---------
Royce Micro-Cap
             12/31/2006     1,392,540     $1.60     $ 2,228,059      0.20%      0.67%      21.07%
             12/31/2005       754,372      1.31         991,820      0.53       0.67       11.04
             12/31/2004     1,628,015      1.18       1,927,696      0.00       0.70       13.85

Royce Small-Cap
             12/31/2006       549,215      1.61         886,674      0.06       0.67       15.57
             12/31/2005       435,029      1.40         607,717      0.00       0.67        8.56
             12/31/2004        82,085      1.29         105,628      0.00       0.70       24.95

DWS Small Cap Index VIP
             12/31/2006       727,217      1.50       1,092,735      0.62       0.67       17.49
             12/31/2005       684,542      1.28         875,480      0.48       0.67        4.26
             12/31/2004       220,445      1.23         270,414      0.01       0.70       17.76

T. Rowe Price Blue Chip Growth
             12/31/2006       455,420      1.31         597,799      0.33       0.67        9.67
             12/31/2005       309,605      1.20         370,575      0.13       0.67        5.94
             12/31/2004        35,764      1.13          40,407      0.21       0.70        8.68

T. Rowe Price Equity Income
             12/31/2006     1,312,008      1.49       1,953,008      1.54       0.67       18.97
             12/31/2005       870,307      1.25       1,088,946      1.64       0.67        3.92
             12/31/2004       271,045      1.20         326,339      5.54       0.70       14.92

T. Rowe Price New America Growth
             12/31/2006            (0)     1.29               0      0.00       0.67        7.33
             12/31/2005           398      1.20             479      0.00       0.67        4.47
             12/31/2004             0      1.15               0      0.00       0.70       10.88

T. Rowe Price International Stock
             12/31/2006       645,346      1.65       1,063,593      1.19       0.67       19.09
             12/31/2005       466,771      1.38         645,957      1.77       0.67       16.03
             12/31/2004       211,079      1.19         251,744      1.20       0.70       13.77

Vanguard VIF Balanced
             12/31/2006     1,585,830      1.40       2,225,786      2.13       0.67       14.96
             12/31/2005     1,293,263      1.22       1,578,926      1.89       0.67        6.83
             12/31/2004       314,147      1.14         359,022      0.00       0.70       11.29

Vanguard VIF Capital Growth
             12/31/2006     1,571,113      1.46       2,298,057      0.57       0.67       11.63
             12/31/2005     1,088,027      1.31       1,425,699      0.65       0.67        7.68
             12/31/2004             0      1.22               0      0.00       0.70       17.63

Vanguard VIF Diversified Value
             12/31/2006     1,245,155      1.61       2,010,071      1.70       0.67       18.88
             12/31/2005     1,134,520      1.36       1,540,644      0.46       0.67        7.61
             12/31/2004       233,441      1.26         294,575      0.00       0.70       20.46

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  INVESTMENT
                YEAR                    UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED         UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ---------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Equity Index
             12/31/2006     2,901,088     $1.40     $ 4,059,742      1.40%      0.67%      15.71%
             12/31/2005     2,676,791      1.21       3,237,338      1.62       0.67        4.79
             12/31/2004       763,031      1.15         880,598      0.00       0.70       10.80

Vanguard VIF Growth
             12/31/2006        50,356      1.27          63,943      0.38       0.67        1.91
             12/31/2005        53,246      1.25          66,342      0.43       0.67       11.49
             12/31/2004             0      1.12               0      0.00       0.70        7.25

Vanguard VIF High Yield Bond
             12/31/2006       207,656      1.22         252,396      5.84       0.67        8.27
             12/31/2005       139,440      1.12         156,540      5.26       0.67        2.75
             12/31/2004       125,364      1.09         136,969      0.00       0.70        8.52

Vanguard VIF International
             12/31/2006     1,764,780      1.83       3,230,067      0.89       0.67       26.75
             12/31/2005     1,072,613      1.44       1,548,888      0.92       0.67       16.31
             12/31/2004       456,058      1.24         566,231      0.00       0.70       19.42

Vanguard VIF Mid-Cap Index
             12/31/2006     2,576,338      1.62       4,174,858      0.79       0.67       13.75
             12/31/2005     1,659,721      1.42       2,364,363      0.62       0.67       13.97
             12/31/2004       413,328      1.25         516,614      0.00       0.70       20.32

Vanguard VIF Money Market
             12/31/2006     8,502,132      1.10       9,337,382      4.67       0.67        5.05
             12/31/2005     8,466,834      1.05       8,851,761      2.89       0.67        3.19
             12/31/2004    11,370,804      1.01      11,520,569      8.03       0.70        1.27

Vanguard VIF REIT Index
             12/31/2006       406,844      2.00         815,428      1.83       0.67       34.93
             12/31/2005       257,176      1.49         382,017      1.34       0.67       11.83
             12/31/2004       191,880      1.33         254,862      0.00       0.70       30.51

Vanguard VIF Short-Term Investment Grade
             12/31/2006       229,397      1.10         251,643      2.86       0.67        4.92
             12/31/2005       304,003      1.05         317,852      2.61       0.67        2.25
             12/31/2004       317,653      1.02         324,823      0.00       0.70        2.07

Vanguard VIF Small Company Growth
             12/31/2006       799,173      1.42       1,131,277      0.28       0.67       10.21
             12/31/2005       537,803      1.28         690,756      0.00       0.67        6.26
             12/31/2004       139,932      1.21         169,142      0.00       0.70       15.30

Vanguard VIF Total Bond Market Index
             12/31/2006     2,733,925      1.12       3,053,387      3.61       0.67        4.31
             12/31/2005     2,407,970      1.07       2,578,319      2.69       0.67        2.40
             12/31/2004       397,989      1.05         416,153      0.00       0.70        4.20

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  INVESTMENT
                YEAR                    UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED         UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ---------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Total Stock Market Index
             12/31/2006       179,729     $1.44     $   258,075      0.63%      0.67%      15.52%
             12/31/2005        76,840      1.24          95,509      0.53       0.67        6.13
             12/31/2004       316,320      1.17         370,374      1.98       0.70       12.52

Van Eck Worldwide Absolute Return
             12/31/2006        10,099      1.08          10,951      0.00       0.67        8.65
             12/31/2005(1)        143      1.00             143      0.00       0.67        0.20

Global Small Capitalization
             12/31/2006       100,025      1.55         154,992      0.66       0.67       24.05
             12/31/2005(1)      2,934      1.25           3,664      0.00       0.67       24.91

Growth
             12/31/2006       750,181      1.32         991,954      1.05       0.67       10.22
             12/31/2005(1)      4,322      1.20           5,185      0.61       0.67       19.97

International
             12/31/2006        64,811      1.48          95,939      1.87       0.67       18.98
             12/31/2005(1)     15,409      1.24          19,172      1.71       0.67       24.42

New World
             12/31/2006       173,422      1.61         280,052      1.58       0.67       32.59
             12/31/2005(1)      4,714      1.22           5,741      0.00       0.67       21.79

First Eagle Overseas
             12/31/2006     1,246,473      1.45       1,807,433      8.61       0.67       25.08
             12/31/2005(1)     95,556      1.16         110,777      3.76       0.67       15.93

Third Avenue Value
             12/31/2006       146,258      1.40         205,051      1.57       0.67       15.78
             12/31/2005(1)     34,078      1.21          41,265      0.48       0.67       21.09

Mid Cap
             12/31/2006       177,503      1.29         229,378      0.08       0.67       12.70
             12/31/2005(1)     19,690      1.15          22,577      0.00       0.67       14.66

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of .67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% thereafter. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Transamerica Life also currently deducts a monthly administrative fee equal to $5.00 in all policy years, up to a $10 maximum.

6. INCOME TAXES

Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2006, 2005, and 2004

                       Transamerica Life Insurance Company

               Financial Statements and Schedules- Statutory Basis

                  Years Ended December 31, 2006, 2005, and 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Balance Sheets - Statutory Basis...........................................    3
Statements of Operations - Statutory Basis.................................    5
Statements of Changes in Capital and Surplus - Statutory Basis.............    6
Statements of Cash Flow - Statutory Basis..................................    9
Notes to Financial Statements - Statutory Basis............................   11

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties.........   62
Supplementary Insurance Information........................................   63
Reinsurance................................................................   64

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Transamerica Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.


                                        /s/ Ernst & Young LLP

March 13, 2007

                       Transamerica Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                          DECEMBER 31
                                                                   -------------------------
                                                                       2006          2005
                                                                   -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
   Cash, cash equivalents, and short-term investments              $ 1,214,965   $   326,027
   Bonds:
      Affiliated entities                                              501,180       496,081
      Unaffiliated                                                  32,103,292    35,355,634
   Preferred stocks:
      Affiliated entities                                                1,085         1,085
      Unaffiliated                                                   1,689,094       337,338
   Common stocks:
      Affiliated entities (cost: 2006 - $84,843; 2005 - $84,576)        82,202        74,849
      Unaffiliated (cost: 2006 - $366,148; 2005 - $234,927)            393,176       267,414
   Mortgage loans on real estate                                     5,760,667     5,770,723
   Real estate:
         Home office properties                                          6,237         6,464
         Properties held for production of income                        2,466         5,235
         Properties held for sale                                       21,508        22,822
   Policy loans                                                        130,144       123,221
   Receivable for securities                                             6,651        13,474
   Other invested assets                                             1,543,092     1,116,749
                                                                   -----------   -----------
Total cash and invested assets                                      43,455,759    43,917,116

Premiums deferred and uncollected                                       20,444        21,154
Due and accrued investment income                                      853,244       847,091
Reinsurance balances recoverable                                         2,914         3,995
Federal and foreign income tax recoverable                                  --       112,500
Net deferred income tax asset                                          108,342       116,392
 Receivable from parent, subsidiaries, and affiliates                  503,881        54,261
Other admitted assets                                                  109,938       192,366
Separate account assets                                             28,875,013    23,662,198
                                                                   -----------   -----------
Total admitted assets                                              $73,929,535   $68,927,073
                                                                   ===========   ===========

                                                                                            DECEMBER 31
                                                                                     -------------------------
                                                                                         2006          2005
                                                                                     -----------   -----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                                           $ 4,040,838   $ 4,008,767
      Annuity                                                                         23,038,230    26,901,713
      Accident and health                                                                812,961       714,373
   Policy and contract claim reserves:
      Life                                                                                35,143        37,337
      Accident and health                                                                 39,502        40,207
   Liabilities for deposit-type contracts                                              7,085,285     7,755,652
   Other policyholders' funds                                                              2,646         2,562
   Remittances and items not allocated                                                   167,889       104,925
   Borrowed money                                                                        493,336         8,492
   Asset valuation reserve                                                               803,012       663,191
   Interest maintenance reserve                                                          159,356       214,962
   Commissions and expense allowances payable on reinsurance assumed                          --           101
   Other liabilities                                                                     522,796       423,773
   Reinsurance in unauthorized companies                                                      --        17,264
   Funds held under coinsurance and other reinsurance treaties                         5,950,970     2,293,431
   Transfers from separate accounts due or accrued (including $(477,683)
      and $(457,793) accrued for expense allowances recognized in reserves,
      net of reinsured allowances)                                                      (482,082)     (443,974)
   Federal and foreign income taxes payable (including $50,291 and $- on
      realized capital gains (losses) at December 31, 2006 and 2005, respectively)        20,923            --
   Payable for securities                                                                 90,398       104,111
   Payable to affiliates                                                                 230,656            --
   Separate account liabilities                                                       28,874,898    23,662,141
                                                                                     -----------   -----------
Total liabilities                                                                     71,886,757    66,509,028
Capital and surplus:
   Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955
      issued and outstanding shares                                                        3,170         3,170
   Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued at December 31, 2006 and 42,500 shares authorized, issued and outstanding at December 31, 2005 (total liquidation value - $58,000);
      Series B, $10 per share par value, 250,000 shares authorized, 87,755
      shares issued and outstanding (total liquidation value - $877,550)                   1,302         1,302
   Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares            (58,000)           --
   Surplus notes                                                                              --       575,000
   Paid-in surplus                                                                     1,437,768     1,437,996
   Unassigned surplus                                                                    658,538       400,577
                                                                                     -----------   -----------
Total capital and surplus                                                              2,042,778     2,418,045
                                                                                     -----------   -----------
Total liabilities and capital and surplus                                            $73,929,535   $68,927,073
                                                                                     ===========   ===========

See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                              YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------
                                                                         2006          2005         2004
                                                                     -----------   -----------   -----------
Revenues:
   Premiums and other considerations, net of reinsurance:
      Life                                                           $   392,558   $   734,878   $1,192,921
      Annuity                                                          4,322,254     4,191,484    4,972,942
      Accident and health                                                194,973       178,855      175,387
   Net investment income                                               2,376,911     2,390,054    2,380,749
   Amortization of interest maintenance reserve                           21,795        39,488       32,901
   Commissions and expense allowances on reinsurance ceded               187,363       105,759       46,349
   Consideration for reinsurance recapture                                    --            --      286,705
   Income from fees associated with investment management,
      administration and contract guarantees for separate accounts       369,936       276,684      250,567
   Reserve adjustments on reinsurance ceded                            1,234,064      (219,021)    (125,668)
   Coinsurance reserve recapture                                              --            --      643,279
   Income from administrative service agreement                           42,513            --           --
   Other income                                                           51,256        62,744       60,264
                                                                     -----------   -----------   ----------
                                                                       9,193,623     7,760,925    9,916,396
Benefits and expenses:
   Benefits paid or provided for:
      Life                                                               115,217       118,906      107,082
      Accident and Health                                                113,547       102,075      101,758
      Surrender benefits                                               7,291,738     5,415,085    4,804,754
      Other benefits                                                   1,487,689     1,380,601    1,253,141
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                             32,072        45,992      408,100
         Annuity                                                      (3,863,633)   (1,974,994)     639,283
         Accident and health                                              98,588        86,538       97,704
                                                                     -----------   -----------   ----------
                                                                       5,275,218     5,174,203    7,411,822
   Insurance expenses:
      Commissions                                                        435,419       425,434      447,710
      General insurance expenses                                         253,636       242,493      226,776
      Insurance taxes, licenses, and fees                                 41,256        27,899       39,458
      Net transfers to separate accounts                               2,417,521     1,365,516    1,022,189
      Reinsurance reserve recapture                                           --           813      293,942
      Other expenses                                                     415,693       230,388      194,270
                                                                     -----------   -----------   ----------
                                                                       3,563,525     2,292,543    2,224,345
                                                                     -----------   -----------   ----------
Total benefits and expenses                                            8,838,743     7,466,746    9,636,167
                                                                     -----------   -----------   ----------
Gain from operations before dividends to policyholders,
   federal income tax expense and net realized capital
   gains (losses) on investments                                         354,880       294,179      280,229
Dividends to policyholders                                                   557           455          538
                                                                     -----------   -----------   ----------
Gain from operations before federal income tax expense and
   net realized capital gains (losses) on investments                    354,323       293,724      279,691
Federal income tax expense                                               136,412         4,302       78,317
                                                                     -----------   -----------   ----------
Gain from operations before net realized capital gains (losses) on       217,911       289,422      201,374
   investments
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest
   maintenance reserve)                                                  114,487         9,223       65,791
                                                                     -----------   -----------   ----------
Net income                                                           $   332,398   $   298,645   $  267,165
                                                                     ===========   ===========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                     TOTAL
                                                                                                                    CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS     PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES      SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   --------   ----------   ----------   ----------
Balance at January 1, 2004                   $2,235      $425        $--     $575,000   $1,361,793    $ 536,103   $2,475,556
   Net income                                    --        --         --           --           --      267,165      267,165
   Change in net unrealized capital gains/
      losses, net of tax                         --        --         --           --           --       52,077       52,077
   Nonadmit value of reciprocal ownership        --        --         --           --      (65,170)     (53,209)    (118,379)
   Change in other nonadmitted assets            --        --         --           --           --       71,576       71,576
   Change in asset valuation reserve             --        --         --           --           --     (220,329)    (220,329)
   Repayment of surplus in separate
      accounts                                   --        --         --           --           --          560          560
   Change in provision for reinsurance in
      unauthorized companies                     --        --         --           --           --         (136)        (136)
   Change in net deferred income tax asset       --        --         --           --           --      (35,091)     (35,091)
   Issuance of common stock in connection
      with statutory merger                     343        --         --           --           --         (343)          --
   Capital contribution                          --        --         --           --      490,000           --      490,000
   Change in reserves on account of change
      in valuation basis                         --        --         --           --           --        1,423        1,423
   Reinsurance transactions                      --        --         --           --           --      (14,424)     (14,424)
   Dividend to stockholder                       --        --         --           --           --     (400,000)    (400,000)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --        --         --           --          613           --          613
                                             ------      ----        ---     --------   ----------    ---------   ----------
   Balance at December 31, 2004              $2,578      $425        $--     $575,000   $1,787,236    $ 205,372   $2,570,611

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                     TOTAL
                                                                                                                    CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS     PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES      SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   --------   ----------   ----------   ----------
Balance at December 31, 2004                 $2,578     $  425       $--     $575,000   $1,787,236    $ 205,372   $2,570,611
   Net income                                    --         --        --           --           --      298,645      298,645
   Change in net unrealized capital gains/
      losses, net of tax                         --         --        --           --           --       39,668       39,668
   Change in other nonadmitted assets            --         --                     --           --       (1,718)      (1,718)
   Change in asset valuation reserve             --         --        --           --           --     (146,776)    (146,776)
   Repayment of surplus in separate
      accounts                                   --         --        --           --           --          199          199
   Change in provision for reinsurance in
      unauthorized companies                     --         --        --           --           --      (17,011)     (17,011)
   Change in net deferred income tax asset       --         --        --           --           --       34,505       34,505
   Cumulative effect of change in
      accounting principle                       --         --        --           --           --       (6,668)      (6,668)
   Issuance of common stock in connection
      with statutory merger                     592        877        --           --       (1,812)         343           --
   Return of capital                             --         --                     --     (348,051)          --     (348,051)
   Reinsurance transactions                      --         --        --           --           --       (5,982)      (5,982)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --         --        --           --          623           --          623
                                             ------     ------       ---     --------   ----------    ---------   ----------
Balance at December 31, 2005                 $3,170     $1,302       $--     $575,000   $1,437,996    $ 400,577   $2,418,045

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                                                                      TOTAL
                                                                                                                     CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS      PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES       SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   ---------   ----------   ----------   ----------
Balance at December 31, 2005                 $3,170     $1,302    $     --   $ 575,000   $1,437,996    $ 400,577   $2,418,045
   Cumulative effect of change in
      accounting principle                       --         --          --          --           --       (1,665)      (1,665)
   Net income                                    --         --          --          --           --      332,398      332,398
   Change in net unrealized capital gains/
      losses, net of tax                         --         --          --          --           --      105,010      105,010
   Change in net unrealized foreign
      exchange capital gains/losses, net
      of tax                                     --         --          --          --           --       (3,602)      (3,602)
   Change in other nonadmitted assets            --         --          --          --           --      (98,040)     (98,041)
   Change in asset valuation reserve             --         --          --          --           --     (139,821)    (139,821)
   Repayment of surplus in separate
      accounts                                   --         --          --          --           --           79           79
   Change in provision for reinsurance in
      unauthorized companies                     --         --          --          --           --       17,264       17,264
   Change in net deferred income tax asset       --         --          --          --           --       91,021       91,021
   Reinsurance transactions                      --         --          --          --           --        4,640        4,640
   Dividend to stockholders                      --         --          --          --           --      (69,803)     (69,803)
   Repurchase of Series A preferred stock        --         --     (58,000)         --           --           --      (58,000)
   Correction of prior period error              --         --          --          --           --       20,480       20,480
   Repayment of surplus notes                    --         --          --    (575,000)          --           --     (575,000)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --         --          --          --         (228)          --         (228)
                                             ------     ------    --------   ---------   ----------    ---------   ----------
Balance at December 31, 2006                 $3,170     $1,302    $(58,000)  $      --   $1,437,768    $ 658,538   $2,042,778
                                             ======     ======    ========   =========   ==========    =========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                YEAR ENDED DECEMBER 31
                                                      ------------------------------------------
                                                          2006           2005           2004
                                                      ------------   ------------   ------------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                $  4,910,880   $  5,105,476   $  6,336,849
Net investment income                                    2,490,060      2,466,077      2,276,092
Miscellaneous income                                     1,972,319        259,085      1,143,613
Benefit and loss related payments                      (10,395,471)    (7,792,780)    (6,599,811)
Net transfers to separate accounts                      (2,326,426)    (1,199,281)      (903,618)
Commissions, expenses paid, and aggregate write-ins
   for deductions                                       (1,155,948)      (985,993)      (919,570)
Dividends paid to policyholders                               (523)          (584)          (618)
Federal and foreign income taxes paid                      (53,236)      (175,128)      (104,543)
                                                      ------------   ------------   ------------
Net cash (used in) provided by operating activities     (4,558,345)    (2,323,128)     1,228,394
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                18,812,848     23,151,411     26,928,308
   Common stocks                                           200,499         83,756        324,400
   Preferred stocks                                        398,977        361,028        454,336
   Mortgage loans                                        1,271,404      1,303,236        679,622
   Real estate                                               7,004         15,683         22,678
   Other invested assets                                   346,990        284,913        416,287
   Receivable/payable for securities                        66,568         17,374      1,145,717
   Miscellaneous proceeds                                       --         11,490        143,374
                                                      ------------   ------------   ------------
Total investment proceeds                               21,104,290     25,228,891     30,114,722
Cost of investments acquired:
   Bonds                                               (16,845,468)   (20,643,565)   (28,238,630)
   Common stock                                           (361,184)      (106,718)      (410,614)
   Preferred stock                                        (468,081)      (223,919)      (311,727)
   Mortgage loans                                       (1,266,019)    (1,346,022)    (1,116,443)
   Real estate                                              (2,486)          (303)           (34)
   Other invested assets                                  (609,485)      (396,494)      (521,699)
   Receivable/payable for securities                            --     (1,346,713)            --
   Miscellaneous applications                              (13,718)        (5,322)       (44,478)
                                                      ------------   ------------   ------------
Total cost of investments acquired                     (19,566,441)   (24,069,056)   (30,643,625)
Net increase in policy loans                                (6,923)        (6,969)       (11,003)
                                                      ------------   ------------   ------------
Net cost of investments acquired                       (19,573,364)   (24,076,025)   (30,654,628)
                                                      ------------   ------------   ------------
Net cash provided by (used in) investing activities   $  1,530,926   $  1,152,866   $   (539,906)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2006         2005         2004
                                                           ----------   ----------   ----------
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid in                             $       --   $       --   $  490,000
   Borrowed funds received                                    482,624        8,450           --
   Net deposits and withdrawals on deposit-type contract
      funds and other liabilities without life or
      disability contingencies                                542,778     (360,558)    (499,262)
   Funds held under reinsurance treaty with unauthorized
      reinsurers                                            3,654,695      973,428      637,252
   Other sources                                              (88,152)     (74,352)    (174,360)
                                                           ----------   ----------   ----------
Total cash provided                                         4,591,945      546,968      453,630
                                                           ----------   ----------   ----------
Other cash applied:
   Dividends paid to stockholders                             (42,588)          --     (400,000)
   Repurchase of surplus notes                               (575,000)          --           --
   Repurchase of preferred stock                              (58,000)
   Capital distribution                                            --     (348,051)          --
                                                           ----------   ----------   ----------
Total other cash applied                                     (675,588)    (348,051)    (400,000)
                                                           ----------   ----------   ----------
Net cash provided by financing and miscellaneous
   activities                                               3,916,357      198,917       53,630
                                                           ----------   ----------   ----------
Net increase (decrease) in cash, cash equivalents and
   short-term investments                                     888,938     (971,345)     742,118
Cash, cash equivalents and short-term investments:
   Beginning of year                                          326,027    1,297,372      555,254
                                                           ----------   ----------   ----------
   End of year                                             $1,214,965   $  326,027   $1,297,372
                                                           ==========   ==========   ==========
Supplemental disclosure of cash flow information for
   non-cash transactions:
   Dividend paid in non-affiliated stock                   $   27,215   $       --   $       --
                                                           ==========   ==========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                December 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company's stock held by TALIAC prior to the merger in the amount of $171,482.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Summarized financial information for the Company, TAC, and TALIAC restated for periods prior to the mergers are as follows:

                     NINE MONTHS ENDED   PERIOD ENDED
                        SEPTEMBER 30      DECEMBER 31
                            2005             2004
                     -----------------   ------------
                         UNAUDITED
Revenues:
   Company              $3,371,185        $5,750,848
   TAC                          --           152,450
   TALIAC                2,857,854         4,013,098
Merger elimination         (51,949)               --
                        ----------        ----------
As restated             $6,177,090        $9,916,396
                        ==========        ==========
Net income (loss):
   Company              $   72,538        $  140,789
   TAC                          --           (12,013)
   TALIAC                  158,430           138,389
Merger elimination         (51,949)               --
                        ----------        ----------
As restated             $  179,019        $  267,165
                        ==========        ==========

With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment, and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company's products are primarily through the Company's agents and financial institutions.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

     Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

     Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
     (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

     Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received, and benefits paid would be recorded directly to the reserve liability.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

     Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

     Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

     Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other significant accounting practices are as follows:

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC ("SVO") and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. As a result, $1,231,903 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are carried at the GAAP basis equity in the underlying net assets and the net unrealized capital gains (losses) are reported in unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company is restricted to trading Primus Guaranty, Ltd., a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to this security. The carrying amount in Primus, which is carried at fair value, as of December 31, 2006 and 2005 was $64,479 and $72,853, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172, $2,261, and $5,991 during the years ended December 31, 2006, 2005 and 2004, respectively.

As of December 31, 2006, investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. Prior to December 31, 2006, LIHTC investments were carried at audited GAAP equity.

Other "admitted assets" are valued principally at cost.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common, and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005, the Company excluded investment income due and accrued of $1,299 and $625, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2006 and 2005, derivatives in the amount of $157,037 and $108,923, respectively, were reflected in the other liabilities line within the financial statements.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS

Life, annuity and accident, and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds, and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $4,875,079, $3,593,932, and $3,133,505 in 2006, 2005, and
2004, respectively. In addition, the Company received $369,936, $276,684, and $250,567 in 2006, 2005, and 2004, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(272), $359, and $613 for the years ended December 31, 2006, 2005, and 2004 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $44, $264, and $0 for years ended December 31, 2006, 2005, and 2004 respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. ACCOUNTING CHANGES

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

2. ACCOUNTING CHANGES (CONTINUED)

GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The current year financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

3. CAPITAL AND SURPLUS

As of December 31, 2005 the Company had 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that were owned by AEGON. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2006 and 2005, cumulative unpaid dividends relating to the preferred shares were $23,828 and $13,729, respectively.

The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON USA, Inc., on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON USA, Inc. through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2006 or 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005.

As of December 31, 2005, the Company had surplus notes outstanding in the amount of $575,000 with AEGON USA, Inc. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock were entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes were made before the holders of common stock became entitled to any distribution of the remaining assets of the Company. On December 19, 2006, the Company repaid the surplus notes with approval from the Iowa Insurance Division.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

3. CAPITAL AND SURPLUS (CONTINUED)

Additional information related to the surplus notes at December 31, 2006 and 2005, are as follows:

     DECEMBER 31, 2006

                                            BALANCE
                                              OUT-     INTEREST
                                ORIGINAL    STANDING     PAID       TOTAL
                     INTEREST    AMOUNT    AT END OF    CURRENT   INTEREST    ACCRUED
   DATE ISSUED         RATE     OF NOTES      YEAR       YEAR       PAID     INTEREST
   -----------       --------   --------   ---------   --------   --------   --------
September 30, 2002     6.0%     $275,000      $--       $15,996   $ 65,496      $--
December 30, 2002      6.0       300,000       --        17,450     67,000       --
                                --------      ---       -------   --------      ---
Total                           $575,000      $--       $33,446   $132,496      $--
                                ========      ===       =======   ========      ===

     DECEMBER 31, 2005

                                            BALANCE
                                              OUT-     INTEREST
                                ORIGINAL    STANDING     PAID       TOTAL
                     INTEREST    AMOUNT    AT END OF    CURRENT   INTEREST    ACCRUED
   DATE ISSUED         RATE     OF NOTES      YEAR       YEAR       PAID     INTEREST
   -----------       --------   --------   ---------   --------   --------   --------
September 30, 2002     6.0%     $275,000    $275,000    $16,500    $49,500    $4,125
December 30, 2002      6.0       300,000     300,000     18,000     49,550     4,500
                                --------    --------    -------    -------    ------
Total                           $575,000    $575,000    $34,500    $99,050    $8,625
                                ========    ========    =======    =======    ======

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

4. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash, cash equivalents, and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions, and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.

Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Surplus notes and borrowed money: Fair values for surplus notes and borrowed money are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                               DECEMBER 31
                                         ------------------------------------------------------
                                                    2006                        2005
                                         -------------------------   --------------------------
                                           CARRYING                    CARRYING
                                            AMOUNT      FAIR VALUE      AMOUNT       FAIR VALUE
                                         -----------   -----------   ------------   -----------
ADMITTED ASSETS
Cash, cash equivalents, and short-term
   investments                           $ 1,214,965   $ 1,214,965   $    326,027   $   326,027
Unaffiliated bonds                        32,103,292    32,462,380     35,355,634    36,054,870
Unaffiliated preferred stocks              1,689,094     1,773,025        337,338       387,135
Unaffiliated common stocks                   393,176       393,176        267,414       267,414
Mortgage loans on real estate              5,760,667     5,863,158      5,770,723     5,957,887
Policy loans                                 130,144       130,144        123,221       123,221
Interest rate caps                            10,793        10,793         25,728        25,728
Swaps                                       (167,913)      348,111       (134,522)      206,623
Receivable from parents, subsidiaries,
   and affiliates                            503,881       503,881         54,261        54,261
Separate account assets                   28,875,013    28,875,013     23,662,198    23,662,198

LIABILITIES
Investment contract liabilities           29,617,295    30,115,504     31,328,893    31,505,905
Borrowed money                               493,336       493,336          8,492         8,492
Surplus notes                                     --            --        575,000       575,000
Separate account annuity liabilities      22,890,368    22,890,368     20,215,086    20,215,643

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5. INVESTMENTS

The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

                                                                           GROSS          GROSS
                                                                         UNREALIZED    UNREALIZED
                                                             GROSS      LOSSES LESS     LOSSES 12    ESTIMATED
                                              CARRYING    UNREALIZED      THAN 12        MONTHS         FAIR
                                               AMOUNT        GAINS         MONTHS        OR MORE       VALUE
                                            -----------   ----------   -------------   ----------   -----------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies    $   423,901    $  2,140       $   876       $  5,701    $   419,464
   State, municipal, and other government       684,807      61,035         1,710         10,418        733,714
   Public utilities                           2,159,941      85,344         3,766         20,344      2,221,175
   Industrial and miscellaneous              18,867,823     549,897        47,310        211,195     19,159,214
   Mortgage and other asset-backed
      securities                              9,966,820      46,050         9,222         74,836      9,928,813
                                            -----------    --------       -------       --------    -----------
                                             32,103,292     744,466        62,884        322,494     32,462,380
Unaffiliated preferred stocks                 1,689,094      94,679         2,098          8,650      1,773,025
                                            -----------    --------       -------       --------    -----------
                                            $33,792,386    $839,145       $64,982       $331,144    $34,235,405
                                            ===========    ========       =======       ========    ===========

                                                                           GROSS          GROSS
                                                                         UNREALIZED    UNREALIZED
                                                             GROSS      LOSSES LESS     LOSSES 12    ESTIMATED
                                              CARRYING    UNREALIZED      THAN 12        MONTHS         FAIR
                                               AMOUNT        GAINS         MONTHS        OR MORE       VALUE
                                            -----------   ----------   -------------   ----------   -----------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies    $   467,041   $    2,503      $  1,377      $  4,954    $   463,213
   State, municipal, and other government       729,272       76,529        10,322         8,152        787,326
   Public utilities                           2,393,792      137,486        13,895         5,964      2,511,419
   Industrial and miscellaneous              22,146,828      858,567       181,175        79,549     22,744,672
   Mortgage and other asset-backed
      securities                              9,618,701       52,048        62,704        59,805      9,548,240
                                            -----------   ----------      --------      --------    -----------
                                             35,355,634    1,127,133       269,473       158,424     36,054,870
Unaffiliated preferred stocks                   337,338       52,580         1,780         1,003        387,135
                                            -----------   ----------      --------      --------    -----------
                                            $35,692,972   $1,179,713      $271,253      $159,427    $36,442,005
                                            ===========   ==========      ========      ========    ===========

The Company held bonds and preferred stock at December 31, 2006 and 2005 with a carrying value of $44,139 and $61,497, respectively, and amortized cost of $56,799 and $83,913, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5. INVESTMENTS (CONTINUED)

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,502 and 623 securities with a carrying amount of $11,033,069 and $4,015,779 and an unrealized loss of $331,144 and $159,427 with an average price of 97.0 and 95.8 (NAIC market value/amortized cost). Of this portfolio, 94.4% and 92.8% were investment grade with associated unrealized losses of $291,095 and $134,004, respectively.

At December 31, 2006 and 2005, respectively, for securities in an unrealized loss position less than twelve months, the Company held 808 and 1,663 securities with a carrying amount of $5,751,378 and $12,911,044 and an unrealized loss of $64,982 and $271,253 with an average price of 46.7 and 97.8 (NAIC market value/amortized cost). Of this portfolio, 96.8% and 93.7% were investment grade with associated unrealized losses of $52,315 and $232,159, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes, and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2006 and 2005 is as follows:

                                                LOSSES LESS    LOSSES 12
                                                  THAN 12      MONTHS OR
                                                   MONTHS         MORE         TOTAL
                                                -----------   -----------   -----------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies         $  101,985   $   203,936   $   305,921
   State, municipal and other government            107,264       103,700       210,964
   Public utilities                                 325,631       618,315       943,946
   Industrial and miscellaneous                   3,082,806     6,373,498     9,456,304
   Mortgage and other asset-backed securities     1,890,306     3,081,179     4,971,485
                                                 ----------   -----------   -----------
                                                  5,507,992    10,380,628    15,888,620
Unaffiliated preferred stocks                       178,404       321,295       499,699
Unaffiliated common stocks                           75,770            --        75,770
                                                 ----------   -----------   -----------
                                                 $5,762,166   $10,701,923   $16,464,089
                                                 ==========   ===========   ===========

                                                LOSSES LESS    LOSSES 12
                                                  THAN 12      MONTHS OR
                                                   MONTHS         MORE         TOTAL
                                                -----------   -----------   -----------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies         $  141,244   $   170,403   $   311,647
   State, municipal and other government             60,165        97,138       157,303
   Public utilities                                 143,598       704,324       847,922
   Industrial and miscellaneous                   1,978,492     7,468,676     9,447,168
   Mortgage and other asset-backed securities     1,345,999     4,120,924     5,466,923
                                                 ----------   -----------   -----------
                                                  3,669,498    12,561,465    16,230,963
Unaffiliated preferred stocks                        20,355        60,503        80,858
Unaffiliated common stocks                            1,367        48,206        49,573
                                                 ----------   -----------   -----------
                                                 $3,691,220   $12,670,174   $16,361,394
                                                 ==========   ===========   ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The carrying amounts and estimated fair values of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               CARRYING     ESTIMATED
                                                AMOUNT      FAIR VALUE
                                             -----------   -----------
Due in one year or less                      $ 1,586,577   $ 1,582,428
Due after one year through five years          9,831,426     9,904,018
Due after five years through ten years         6,486,057     6,523,777
Due after ten years                            4,232,412     4,523,344
                                             -----------   -----------
                                              22,136,472    22,533,567
Mortgage and other asset-backed securities     9,966,820     9,928,813
                                             -----------   -----------
                                             $32,103,292   $32,462,380
                                             ===========   ===========

A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                     ------------------------------------
                                                        2006         2005         2004
                                                     ----------   ----------   ----------
Bonds                                                $1,908,966   $2,054,492   $2,042,322
Preferred stock                                          89,786       23,293       32,211
Common stock                                              5,404        3,688        3,057
Mortgage loans                                          389,683      383,849      349,988
Real estate                                               4,238        4,871        6,625
Policy loans                                              8,501        9,277        6,903
Derivatives                                              (6,687)     (29,658)      (8,508)
Cash, cash equivalents, and short-term investments       24,043       12,461       12,468
Other                                                    68,733       65,023       42,405
                                                     ----------   ----------   ----------
Gross investment income                               2,492,667    2,527,296    2,487,471
Less investment expenses                               (115,756)    (137,242)    (106,722)
                                                     ----------   ----------   ----------
Net investment income                                $2,376,911   $2,390,054   $2,380,749
                                                     ==========   ==========   ==========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                 YEAR ENDED DECEMBER 31
                        ---------------------------------------
                            2006          2005          2004
                        -----------   -----------   -----------
Proceeds                $20,443,729   $23,512,439   $27,382,644
                        ===========   ===========   ===========
Gross realized gains    $   251,133   $   291,791   $   377,571
Gross realized losses      (215,545)     (203,370)     (170,327)
                        -----------   -----------   -----------
Net realized gains      $    35,588   $    88,421   $   207,244
                        ===========   ===========   ===========

Gross realized losses for the years ended December 31, 2006, 2005, and 2004 include $21,993, $42,184, and $41,722, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2006, investments with an aggregate carrying value of $53,428 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

                                                       REALIZED
                                                YEAR ENDED DECEMBER 31
                                            ------------------------------
                                              2006       2005       2004
                                            --------   --------   --------
Bonds                                       $   (758)  $ 97,640   $156,899
Preferred stocks                              36,370     (9,219)    50,345
Common stocks                                 (1,982)    (4,465)     9,300
Mortgage loans on real estate                    385     (3,054)   (12,719)
Real estate                                      515      2,538      6,320
Short-term investments                            (5)        (7)     2,113
Derivatives                                    6,275    (27,493)   (37,464)
Other invested assets                        110,648     69,851     40,595
                                            --------   --------   --------
                                             151,448    125,791    215,389
Tax effect                                   (50,291)   (53,227)   (50,818)
Transfer to interest maintenance reserve      13,330    (63,341)   (98,780)
                                            --------   --------   --------
Net realized capital gains on investments   $114,487   $  9,223   $ 65,791
                                            ========   ========   ========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

                                                      CHANGE IN UNREALIZED
                                                     YEAR ENDED DECEMBER 31
                                                -------------------------------
                                                  2006        2005       2004
                                                --------   ---------   --------
Bonds                                           $ 13,177   $(112,374)  $ 54,762
Preferred stocks                                  45,805       1,816      8,029
Common stocks                                     (5,460)      5,085     14,629
Affiliated entities                                7,086       2,619     57,132
Other invested assets                            116,799      58,498    (33,808)
Derivative instruments                           (59,193)     88,809    (40,228)
                                                --------   ---------   --------
Change in net unrealized capital gains/losses   $118,214   $  44,453   $ 60,516
                                                ========   =========   ========

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                          DECEMBER 31
                       -----------------
                         2006      2005
                       -------   -------
Unrealized gains       $34,180   $35,911
Unrealized losses       (7,153)   (3,424)
                       -------   -------
Net unrealized gains   $27,027   $32,487
                       =======   =======

During 2006, the Company issued mortgage loans with interest rates ranging from 5.09% to 7.60% for commercial loans and 6.65% to 8.14% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 86%. Mortgage loans with a carrying amount of $23 were non-income producing for the previous 180 days. Accrued interest of $4 and $157 related to these mortgage loans was excluded from investment income at December 31, 2006 and 2005, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2005, the carry amounts of impaired loans with a related allowance for credit losses were $105 with associated allowances of $104. There were no impaired mortgage loans with a related allowance for credit losses as of December 31, 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2006 or 2005. The average recorded investment in impaired loans during 2006 and 2005 was $17 and $4,766, respectively.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for the year ended December 31, 2006.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                              YEAR ENDED DECEMBER 31
                                                             -----------------------
                                                             2006    2005      2004
                                                             ----   ------   -------
Balance at beginning of period                               $104   $8,184   $ 8,363
Additions, net charged to operations                           --      838    13,234
Reduction due to write-downs charged against the allowance    104    7,612     6,300
Recoveries in amounts previously charged off                   --    1,306     7,113
                                                             ----   ------   -------
Balance at end of period                                     $ --   $  104   $ 8,184
                                                             ====   ======   =======

At December 31, 2006 and 2005, the Company had recorded investments in restructured securities of $9,644 and $15,354, respectively. The capital gains taken as a direct result of restructures in 2006 were $4,198. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $172,414 and $143,121, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                             GEOGRAPHIC DISTRIBUTION

                   DECEMBER 31
                   -----------
                   2006   2005
                   ----   ----
South Atlantic      22%    23%
Pacific             21     21
Mountain            17     17
Middle Atlantic     15     12
E. North Central    10     13
W. North Central     5      7
W. South Central     5      3
E. South Central     3      2
New England          2      2

                           PROPERTY-TYPE DISTRIBUTION

                   DECEMBER 31
                   -----------
                   2006   2005
                   ----   ----
Office              35%    36%
Industrial          21     20
Apartment           19     19
Retail              16     18
Other                4      4
Agriculture          4      2
Medical              1      1

For the year ending December 31, 2006, the Company has seven Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from five to eighteen years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2008 is $3,361. There were no impairment losses, write-downs, or reclassifications during the year related to any of these credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 29 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2006, none of the Company's cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005, the Company has recorded $(27,316) and $(16,971), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $170,856 and $257,592, respectively, and credit default swaps with a fair value of $1,128 and $655, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $479,107 and $120,120, respectively.

At December 31, 2006 and 2005, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                NOTIONAL AMOUNT
                                                            -----------------------
                                                               2006         2005
                                                            ----------   ----------
Derivative securities:
   Interest rate and currency swaps:
      Receive fixed - pay floating                          $6,156,247   $6,049,495
      Receive floating - pay fixed                           6,860,032    5,177,710
      Receive fixed - pay fixed                                107,148           --
      Receive floating (uncapped) - pay floating (capped)    4,093,896    2,252,501
   Interest rate cap agreement                               4,521,900    4,503,253
   Interest rate floor agreements                               59,200           --

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                               YEAR ENDED DECEMBER 31
                                       --------------------------------------
                                           2006          2005         2004
                                       -----------   -----------   ----------
Direct premiums                        $ 7,282,848   $ 6,263,720   $6,613,440
Reinsurance assumed - non affiliates         4,025         4,151        4,135
Reinsurance assumed - affiliates           229,506       118,163      606,996
Reinsurance ceded - non affiliates         (99,068)     (143,292)    (154,630)
Reinsurance ceded - affiliates          (2,507,526)   (1,137,525)    (728,691)
                                       -----------   -----------   ----------
Net premiums earned                    $ 4,909,785   $ 5,105,217   $6,341,250
                                       ===========   ===========   ==========

The Company received reinsurance recoveries in the amount of $266,434, $207,157, and $246,616, during 2006, 2005, and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $12,977 and $13,626, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $8,260,587 and $2,954,515, respectively.

The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $15,022.

At December 31, 2006 and 2005, amounts recoverable from unaffiliated unauthorized reinsurers of $1,034 and $1,497, respectively, and reserve credits for reinsurance ceded of $25,221 and $28,971, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $27,616 and $32,063 at December 31, 2006 and 2005, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2006, 2005, and 2004, $1,403, $1,437, and $1,480,
respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2006, 2005, and 2004, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $585,938 and $625,459 at December 31, 2006 and December 31, 2005, respectively.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $247, $256, and $266 into earnings during 2006, 2005, and 2004, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $2,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. During 2006, 2005, and 2004, the Company has amortized $2,632, $985, and $6,979, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE (CONTINUED)

During 2004, the Company entered into a reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $803,793, $861,776, and $677,733 during 2006, 2005, and 2004, respectively, and has taken a reserve credit of $2,111,108 and $1,419,368 at December 31, 2006 and 2005, respectively. The Company has a liability for funds held under reinsurance of $2,058,100 and $1,364,943 at December 31, 2006 and December 31, 2005, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured business it had previously ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations.

On October 1, 2004, the Company recaptured business it had previously ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2006, the Company amortized $1,359 into earnings with a corresponding charge to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7.   INCOME TAXES

The main components of net deferred income taxes are as follows:

                                              DECEMBER 31
                                          -------------------
                                            2006       2005
                                          --------   --------
Deferred income tax assets:
   Guaranty funds                         $  6,350   $  6,156
   Non-admitted assets                       6,959      2,813
   807(f) assets                             6,042      8,195
   Partnerships                             33,185         --
   Tax basis deferred acquisition costs    242,335    212,840
   Reserves                                103,702    100,065
   Unrealized capital losses                44,330     65,081
   Derivatives                              36,455     60,941
   Deferred intercompany losses             11,042      1,918
   Other                                     7,690      6,798
                                          --------   --------
Total deferred income tax assets           498,090    464,807
   Nonadmitted deferred tax assets         251,610    169,345
                                          --------   --------
Admitted deferred tax assets               246,480    295,462
Deferred income tax liabilities:
   Unrealized capital gains                112,838    140,564
   807(f) liability                          6,742      4,182
   Accrued dividends                         3,561      4,447
   Deferred intercompany gains              13,724     11,524
   Partnerships                                 --     17,745
   Other                                     1,273        608
                                          --------   --------
Total deferred income tax liabilities      138,138    179,070
                                          --------   --------
Net admitted deferred tax asset           $108,342   $116,392
                                          ========   ========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7.   INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets are as follows:

                                                   DECEMBER 31
                                          -----------------------------
                                            2006       2005      CHANGE
                                          --------   --------   -------
Total deferred tax assets                 $498,090   $464,807   $33,283
Total deferred tax liabilities             138,138    179,070    40,932
                                          --------   --------   -------
Net deferred tax asset                    $359,952   $285,737    74,215
                                          ========   ========
Tax effect of unrealized gains (losses)                          16,806
                                                                -------
Change in net deferred income tax                               $91,021
                                                                =======

                                                    DECEMBER 31
                                          ------------------------------
                                            2005       2004      CHANGE
                                          --------   --------   --------
Total deferred tax assets                 $464,807   $410,825   $ 53,982
Total deferred tax liabilities             179,070    154,808    (24,262)
                                          --------   --------   --------
Net deferred tax asset                    $285,737   $256,017     29,720
                                          ========   ========
Tax effect of unrealized gains (losses)                            4,785
                                                                --------
Change in net deferred income tax                               $ 34,505
                                                                ========

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7. INCOME TAXES (CONTINUED)

                                                          YEAR ENDED DECEMBER 31
                                                      ------------------------------
                                                        2006       2005       2004
                                                      --------   --------   --------
Income tax computed at federal statutory rate (35%)   $124,013   $102,803   $ 97,892
   Deferred acquisition costs - tax basis               28,780      3,237     14,810
   Depreciation                                             --         --         53
   Dividends received deduction                        (22,343)   (22,887)    (8,511)
   IMR amortization                                     (7,628)   (13,821)   (11,515)
   Investment income items                              (7,952)    (9,159)    (4,233)
   Low income housing credits                           (4,830)    (5,138)    (5,215)
   Limited partnerships book/tax difference             (3,754)    (2,477)    13,641
   Prior year over (under) accrual                      48,942    (22,832)     2,409
   Tax contingencies                                     4,242        930      4,845
   Prior year receivable                               (20,067)   (18,578)   (18,578)
   Reinsurance transactions                              1,624     (2,094)    (5,049)
   Tax credits                                          (4,285)      (716)      (218)
   Tax reserve adjustment                                 (285)    (3,549)       242
   Other                                                   (45)    (1,417)    (2,256)
                                                      --------   --------   --------
Federal income tax expense                             136,412      4,302     78,317
Change in net deferred income taxes                    (91,021)   (34,505)    35,091
                                                      --------   --------   --------
Total income taxes                                    $ 45,391   $(30,203)  $113,408
                                                      ========   ========   ========

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2005, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2006.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7. INCOME TAXES (CONTINUED)

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Income taxes incurred during 2006, 2005, and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $317,053, $161,759, and $124,669, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. Distributions from the PSA were made during 2006 and 2005 in the amounts of $20,258 and $20,387, respectively, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                             DECEMBER 31
                                                         --------------------------------------------------
                                                                    2006                      2005
                                                         -------------------------   ----------------------
                                                                         PERCENT                    PERCENT
                                                            AMOUNT       OF TOTAL       AMOUNT     OF TOTAL
                                                         -----------   -----------   -----------   --------
Subject to discretionary withdrawal with market value
   adjustment                                            $ 3,073,540         5%      $ 4,137,425       7%
Subject to discretionary withdrawal at book value less
   surrender charge of 5% or more                          6,661,713        11         5,194,249       9
Subject to discretionary withdrawal at fair value         22,471,785        38        19,641,958      34
                                                         -----------       ---       -----------     ---
Total with adjustment or at market value                  32,207,038        54        28,973,632      50
Subject to discretionary withdrawal at book value
   (minimal or no charges or adjustments)                 13,065,825        22        16,625,467      29
Not subject to discretionary withdrawal                   14,206,871        24        12,093,715      21
                                                         -----------       ---       -----------     ---
Total annuity reserves and deposit fund liabilities
   - before reinsurance                                   59,479,734       100%       57,692,814     100%
                                                                           ===                       ===
Less reinsurance ceded                                     6,254,160                   2,590,225
                                                         -----------                 -----------
Net annuity reserves and deposit fund liabilities        $53,225,574                 $55,102,589
                                                         ===========                 ===========

Included in the liability for deposit-type contracts at December 31, 2006 and 2005 are $2,215,320 and $3,449,986, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2006, the contractual maturities were:
2007 - $1,375,474; 2008 - $0; 2009 - $370,500; 2010 - $55,339, 2011 - $125,345;
thereafter - $288,662.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,805,498 and $4,218,445 at December 31, 2006 and 2005, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2006 and 2005 is as follows:

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the year ended December 31, 2006            $  7,471          $--        $ 4,874,131    $ 4,881,602
                                                   --------          ---        -----------    -----------
Reserves for separate accounts with assets at:
   Fair value                                      $     --          $--        $27,230,773    $27,230,773
   Amortized cost                                   493,802           --                 --        493,802
                                                   --------          ---        -----------    -----------
Total at December 31, 2006                         $493,802          $--        $27,230,773    $27,724,575
                                                   ========          ===        ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2006:
   Subject to discretionary withdrawal:
      With market value adjustment                 $ 37,244          $--        $        --    $    37,244
      At book value without market
         value adjustment and with current
         surrender charge of 5% or more                  --           --                 --             --
      At fair value                                      --           --         27,230,773     27,230,773
      At book value without market
         value adjustment and with current
         surrender charge of less than 5%           456,558           --                 --        456,558
   Not subject to discretionary withdrawal               --           --                 --             --
                                                   --------          ---        -----------    -----------
   Total separate account liabilities at
      December 31, 2006                            $493,802          $--        $27,230,773    $27,724,575
                                                   ========          ===        ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the year ended December 31, 2005            $  7,756       $     --      $ 3,592,608    $ 3,600,364
                                                   ========       ========      ===========    ===========
Reserves for separate accounts with assets at:
   Fair value                                      $     --       $     --      $22,429,774    $22,429,774
   Amortized cost                                   472,193        136,956               --        609,149
                                                   --------       --------      -----------    -----------
Total at December 31, 2005                         $472,193       $136,956      $22,429,774    $23,038,923
                                                   ========       ========      ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2005:
   Subject to discretionary withdrawal:
      With market value adjustment                 $     --       $136,956      $        --    $   136,956
      At book value without market
         value adjustment and with
         current surrender charge of 5%
         or more                                         --             --               --             --
      At fair value                                      --             --       22,429,774     22,429,774
      At book value without market
         value adjustment and with
         current surrender charge of less
         than 5%                                    436,447             --               --        436,447
   Not subject to discretionary
      withdrawal                                     35,746             --               --         35,746
                                                   --------       --------      -----------    -----------
   Total separate account liabilities at
      December 31, 2005                            $472,193       $136,956      $22,429,774    $23,038,923
                                                   ========       ========      ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the  year ended December 31, 2004           $ 11,643       $     --      $ 3,125,541    $ 3,137,184
                                                   ========       ========      ===========    ===========
Reserves for separate accounts with assets at:
   Fair value                                      $     --       $     --      $19,631,255    $19,631,255
   Amortized cost                                   450,201        255,701               --        705,902
                                                   --------       --------      -----------    -----------
Total at December 31, 2004                         $450,201       $255,701      $19,631,255    $20,337,157
                                                   ========       ========      ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2004:
   Subject to discretionary withdrawal:
      With market value adjustment                 $     --       $255,701      $    65,384    $   321,085
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more                  --             --               --             --
      At fair value                                      --             --       19,565,871     19,565,871
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%           418,070             --               --        418,070
   Not subject to discretionary withdrawal           32,131             --               --         32,131
                                                   --------       --------      -----------    -----------
   Total separate account liabilities at
      December 31, 2004                            $450,201       $255,701      $19,631,255    $20,337,157
                                                   ========       ========      ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                   YEAR ENDED DECEMBER 31
                                          ---------------------------------------
                                              2006          2005          2004
                                          -----------   -----------   -----------
Transfers as reported in the summary of
   operations of the separate accounts
   statement:
      Transfers to separate accounts      $ 4,875,079   $ 3,593,932   $ 3,133,505
      Transfers from separate accounts     (2,463,321)   (2,235,249)   (2,117,121)
                                          -----------   -----------   -----------
Net transfers to separate accounts          2,411,758     1,358,683     1,016,384
Miscellaneous reconciling adjustments           5,763         6,833         5,805
                                          -----------   -----------   -----------
Transfers as reported in the summary of
   operations of the life, accident and
   health annual statement                $ 2,417,521   $ 1,365,516   $ 1,022,189
                                          ===========   ===========   ===========

At December 31, 2006 and 2005, the Company had separate account annuities with guaranteed benefits as follows:

                                            SUBJECTED    AMOUNT OF   REINSURANCE
                                             ACCOUNT      RESERVE      RESERVE
BENEFIT AND TYPE OF RISK                      VALUE         HELD        CREDIT
------------------------                   -----------   ---------   -----------
DECEMBER 31, 2006
   Minimum guaranteed death benefit        $14,637,639    $174,306     $18,781
   Minimum guaranteed income benefit         9,710,748     134,293       8,043
   Guaranteed premium accumulation fund         54,534       8,575          --
   Minimum guaranteed withdrawal benefit        60,452         440          --

DECEMBER 31, 2005
   Minimum guaranteed death benefit        $13,441,966    $148,186     $25,827
   Minimum guaranteed income benefit         8,303,742     111,898       6,973
   Guaranteed premium accumulation fund         61,322       8,875          --
   Minimum guaranteed withdrawal benefit     1,257,973       7,002      (4,448)

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                          GROSS    LOADING     NET
                                         -------   -------   -------
DECEMBER 31, 2006
Life and annuity:
   Ordinary direct first year business   $ 4,172   $ 2,781   $ 1,391
   Ordinary direct renewal business       21,163     6,794    14,369
   Group life direct business              2,680     1,913       767
                                         -------   -------   -------
Total life and annuity                    28,015    11,488    16,527
Accident and health:
   Direct                                  3,917        --     3,917
                                         -------   -------   -------
Total accident and health                  3,917        --     3,917
                                         -------   -------   -------
                                         $31,932   $11,488   $20,444
                                         =======   =======   =======

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                          GROSS    LOADING     NET
                                         -------   -------   -------
DECEMBER 31, 2005
Life and annuity:
   Ordinary direct first year business   $ 3,520   $ 2,463   $ 1,057
   Ordinary direct renewal business       21,815     7,026    14,789
   Group life direct business              3,233     2,347       886
                                         -------   -------   -------
Total life and annuity                    28,568    11,836    16,732
Accident and health:
   Direct                                  4,422        --     4,422
                                         -------   -------   -------
Total accident and health                  4,422        --     4,422
                                         -------   -------   -------
                                         $32,990   $11,836   $21,154
                                         =======   =======   =======

At December 31, 2006 and 2005, the Company had insurance in force aggregating $853,719 and $1,023,533, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $24,001 and $29,615 to cover these deficiencies at December 31, 2006 and 2005, respectively.

9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $217,911.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2006, 2005, and 2004 was $2,679, $2,789, and $1,417, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,683, $1,515, and $620 were allocated for the years ended December 31, 2006, 2005, and 2004, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2006, 2005, and 2004 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

10.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental, and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $215, $273, and $172, for the years ended December 31, 2006, 2005, and 2004, respectively.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS, AND EXTINGUISHMENTS OF LIABILITIES

During 2006, 2005, and 2004, the Company sold $6,050, $10,788, and $23,460, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $9,846 were nonadmitted as of December 31, 2006.

The Company has recorded liabilities of $156,180 and $66,072 for municipal reverse repurchase agreements as of December 31, 2006 and 2005, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $161,711 and $68,279 as of December 31, 2006 and 2005, respectively. These securities have maturity dates that range from 2010 to 2028 and have a weighted average interest rate of 7.88%.

At December 31, 2006 and 2005, securities with a book value of $486,968 and $8,504 and a market value of $489,615 and $8,468 were subject to dollar reverse repurchase agreements, respectively. These securities have maturity dates ranging from 2030 to 2036 and have a weighted average interest rate of 5.45%.

The Company has an outstanding liability for borrowed money in the amount of $493,336 and $8,492 as of December 31, 2006 and 2005 due to participation in dollar reverse repurchase agreements.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS, AND EXTINGUISHMENTS OF LIABILITIES (CONTINUED)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, the value of securities loaned amounted to $1,501,263 and $1,237,883, respectively.

12.  RELATED PARTY TRANSACTIONS

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, 2005, and 2004, the Company paid $108,387, $82,913, and $95,876, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $42,513 for these services during 2006.

Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company reported a net amount of $64,775 to affiliates and $12,261 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation, an affiliate. The note is due by June 22, 2007 and bears interest at 5.06%. During 2006, 2005, and 2004, the Company paid net interest of $5,767, $14,352, and $1,943, respectively, to affiliates.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which were repaid in the first quarter of 2006. At December 31, 2006 and 2005, the Company has a note payable to Commonwealth General Corporation of $10, bearing interest at 6% and due on December 31, 2030.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $255,273 and $245,922 at December 31, 2006 and 2005, respectively.

13.  COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,674,608 as of December 31, 2006. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

At December 31, 2006, 2005, and 2004, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2006 and 2005, the net amount of securities being acquired
(sold) on a "to be announced" (TBA) basis was $(10,668) and $3,043, respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2006, the Company has pledged invested assets with a carrying value and market value of $4,147 and $4,190, respectively, in conjunction with these transactions.

Assets in the amount of $1,553,519 and $1,090,893 as of December 31, 2006 and 2005, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company has contingent commitments for $649,558 and $645,650 at December 31, 2006 and 2005, respectively, for joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $3,361 and $441, respectively.

At December 31, 2006 and 2005, the Company has mortgage loan commitments of $381,650 and $64,863, respectively.

Private placement commitments outstanding as of December 31, 2006 were $144,009. There were no private placement commitments outstanding as of December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,931 and $18,520 and an offsetting premium tax benefit of $0 and $7,075 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $1,116, $286, and $365 for the years ended December 31, 2006, 2005, and 2004, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding company's state of domicile does not recognize the Company as an authorized reinsurer.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2006

SCHEDULE I

                                                                                                    AMOUNT AT
                                                                                                   WHICH SHOWN
                                                                                                      IN THE
                                                                                        MARKET       BALANCE
                         TYPE OF INVESTMENT                              COST (1)       VALUE         SHEET
                         ------------------                            -----------   -----------   -----------
FIXED MATURITIES
Bonds:
   United States Government and government agencies and authorities    $   492,256   $   487,905   $   492,256
   States, municipalities, and political subdivisions                    1,208,782     1,201,961     1,208,782
   Foreign governments                                                     488,024       541,125       488,024
   Public utilities                                                      2,159,941     2,221,175     2,159,941
   All other corporate bonds                                            27,754,289    28,010,214    27,754,289
Preferred stocks                                                         1,689,094     1,773,025     1,689,094
                                                                       -----------   -----------   -----------
Total fixed maturities                                                  33,792,386    34,235,405    33,792,386

EQUITY SECURITIES
Common stocks:
   Public utilities                                                             --            --            --
   Banks, trust, and insurance                                              68,526        68,566        68,566
   Industrial, miscellaneous, and all other                                297,622       324,610       324,610
                                                                       -----------   -----------   -----------
Total common stocks                                                        366,148       393,176       393,176

Mortgage loans on real estate                                            5,760,667                   5,760,667
Real estate                                                                 30,211                      30,211
Policy loans                                                               130,144                     130,144
Other long-term investments                                              1,543,092                   1,543,092
Cash, cash equivalents, and short-term investments                       1,214,965                   1,214,965
                                                                       -----------                 -----------
Total investments                                                      $42,837,611                 $42,864,639
                                                                       ===========                 ===========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                                  FUTURE                                                         BENEFITS,
                                  POLICY                                                          CLAIMS
                                 BENEFITS                POLICY AND                    NET      LOSSES AND      OTHER
                                   AND       UNEARNED     CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT    OPERATING   PREMIUMS
                                 EXPENSES    PREMIUMS   LIABILITIES     REVENUE      INCOME*     EXPENSES     EXPENSES*    WRITTEN
                               -----------   --------   -----------   ----------   ----------   ----------   ----------   --------
YEAR ENDED DECEMBER 31, 2006
Individual life                $ 3,757,098    $    --     $22,168     $  331,370   $  254,197   $  237,374   $1,991,303
Individual health                  654,089     12,108      27,846        132,849       41,169      168,879       39,561   $132,054
Group life and health              426,975      3,529      20,792        123,312       28,551       91,478       66,974    200,964
Annuity                         23,038,230         --       3,839      4,322,254    2,052,994    4,777,487    1,465,687
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $27,876,392    $15,637     $74,645     $4,909,785   $2,376,911   $5,275,218   $3,563,525
                               ===========    =======     =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31, 2005
Individual life                $ 3,733,738    $    --     $21,092     $  658,856   $  231,660   $  212,786   $  659,658
Individual health                  562,473     11,670      22,345        126,590       32,417      146,318       42,532   $127,460
Group life and health              411,648      3,611      28,479        128,286       24,716      124,052       52,140    214,013
Annuity                         26,901,713         --       5,628      4,191,485    2,101,261    4,691,047    1,538,213
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $31,609,572    $15,281     $77,544     $5,105,217   $2,390,054   $5,174,203   $2,292,543
                               ===========    =======     =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31, 2004
Individual life                $ 3,722,730    $    --     $18,826     $1,109,335   $  203,679   $  561,099   $  767,391
Individual health                  481,153     11,264      20,082        125,322       25,246      149,813       34,059   $126,384
Group life and health              371,785      3,678      26,399        133,651       20,452      129,852       69,401    222,495
Annuity                         28,876,607         --          --      4,972,942    2,131,372    6,571,058    1,353,494
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $33,452,275    $14,942     $65,307     $6,341,250   $2,380,749   $7,411,822   $2,224,345
                               ===========    =======     =======     ==========   ==========   ==========   ==========

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                             ASSUMED                  PERCENTAGE
                                                 CEDED        FROM                     OF AMOUNT
                                                TO OTHER      OTHER         NET         ASSUMED
                               GROSS AMOUNT    COMPANIES    COMPANIES      AMOUNT       TO NET
                               ------------   -----------   ---------   -----------   ----------
YEAR ENDED DECEMBER 31, 2006
Life insurance in force         $37,877,300   $ 6,921,308    $ 99,276   $31,055,268        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $ 2,005,429   $ 1,678,175    $  4,116   $   331,370        1%
   Individual health                132,054          (795)         --       132,849        0
   Group life and health            200,964        77,652          --       123,312        0
   Annuity                        4,944,401       851,562     229,415     4,322,254        5
                                -----------   -----------    --------   -----------      ---
                                $ 7,282,848   $ 2,606,594    $233,531   $ 4,909,785        5%
                                ===========   ===========    ========   ===========      ===
YEAR ENDED DECEMBER 31, 2005
Life insurance in force         $44,440,385   $13,277,543    $ 95,282   $31,258,124        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $   901,447   $   246,822    $  4,231   $   658,856        1%
   Individual health                127,460           870          --       126,590        0
   Group life and health            214,013        85,727          --       128,286        0
   Annuity                        5,020,800       947,398     118,083     4,191,485        3
                                -----------   -----------    --------   -----------      ---
                                $ 6,263,720   $ 1,280,817    $122,314   $ 5,105,217        2%
                                ===========   ===========    ========   ===========      ===
YEAR ENDED DECEMBER 31, 2004
Life insurance in force         $39,955,770   $ 8,914,965    $ 88,961   $31,129,766        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $ 1,113,967   $     8,844    $  4,212   $ 1,109,335        0%
   Individual health                126,384         1,062          --       125,322        0
   Group life and health            222,495        88,844          --       133,651        0
   Annuity                        5,150,594       784,571     606,919     4,972,942       12
                                -----------   -----------    --------   -----------      ---
                                $ 6,613,440   $   883,321    $611,131   $ 6,341,250       10%
                                ===========   ===========    ========   ===========      ===

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2007



                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-355-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), an AEGON company. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-888-804-8461 or 1-319-355-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS


Glossary...................................................................    1
The Policy - General Provisions ...........................................    3
   Entire Contract.........................................................    3
   Information in the Application for this Policy..........................    3
   Ownership Rights........................................................    3
      Changing the Owner...................................................    3
      Choosing the Beneficiary.............................................    3
      Changing the Beneficiary.............................................    4
      Assigning the Policy.................................................    4
      Exchanging the Policy................................................    4
   Selecting the Tax Test..................................................    5
   Our Right to Contest the Policy.........................................    5
   Suicide Exclusion.......................................................    6
   Misstatement of Age or Sex..............................................    6
   Modifying the Policy....................................................    6
   Addition, Deletion or Substitution of Portfolios........................    6
Additional Information.....................................................    7
   Settlement Options......................................................    7
   Additional Information about Transamerica Life and the Separate
      Account..............................................................    8
   Changes to the Separate Account.........................................    8
   Potential Conflicts of Interest.........................................    9
   Legal Matters...........................................................    9
   Variations in Policy Provisions.........................................   10
   Personalized Illustrations of Policy Benefits...........................   10
   Sale of the Policies....................................................   10
   Reports to Owners.......................................................   10
   Claims of Creditors.....................................................   11
   Records.................................................................   11
   Additional Information..................................................   11
   Independent Registered Public Accounting Firm...........................   11
Financial Statements.......................................................   11
Underwriting...............................................................   12
   Underwriting Standards..................................................   12
Performance Data...........................................................   12
   Performance Data in Advertising Sales Literature........................   12
   Transamerica Life's Published Ratings...................................   13
Index to Financial Statements..............................................   14
   Transamerica Corporate Separate Account Sixteen.........................   14
   Transamerica Life Insurance Company.....................................   14

GLOSSARY


account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.


age - The issue age of the insured, plus the number of completed Policy years since the effective date.


beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.


monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7) and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.


net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.


1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.


policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.


portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.


separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount - A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.


subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.


we, us, company, our - Transamerica Life Insurance Company ("Transamerica
Life").

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.


- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

-    We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.


- An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.


- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our home office;

     -    responsible for the validity of any assignment;

- liable for any payment we made before we received written notice of the assignment at our home office; or

- bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.


-    In order to exchange this Policy, we will require:

     -    that this Policy be in effect on the date of the exchange;

     -    repayment of any unpaid loan;

     - an adjustment, if any, for premiums and cash values of this and the new policy.

-    The date of exchange will be the later of:

     - the date you send this Policy along with a signed written request for an exchange;

     - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-    An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.


In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.


SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.


ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     -    the interest rate we credit on those amounts;

     -    the mortality tables we use; and

     -    the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

     1. The income rates in effect for us at the time the income payments are made; or

     2.   The following income rates as guaranteed in the Policy.

                MONTHLY
   FIXED      INSTALLMENT
  PERIOD          PER
(IN MONTHS)    $1,000.00
-----------   -----------
     60          $17.49
    120            9.18
    180            6.42
    240            5.04
    300            4.22
    360            3.68


ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT


Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.


Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of TCI+ to a limit of $10 million.



+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, become the distributor.



CHANGES TO THE SEPARATE ACCOUNT


Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     -    Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;



     - Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;


     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS



Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.



The illustrations also will reflect the average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc. became the distributor and principal underwriter for the Policies. TCI's home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI is an affiliate of Transamerica Life and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During fiscal years 2006, 2005, and 2004 before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $1,736,805.60, $2,271,392.25, and $3,595,963.83, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI's (and paid for AFSG's) operating and other expenses, including overhead, legal and accounting fees.



We and/or TCI may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:


     -    the current cash value


     -    the current net cash value



     -    the current life insurance benefit



     -    the current loan amount



     -    any activity since the last report



     -    the current subaccount values and loan account value



     -    current net premium allocations


     -    any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2006, 2005, and 2004 for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's financial statements and schedules at December 31, 2006, 2005 and 2004 and for each of the three years in the period ended December 31, 2006, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-    other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-    other types of investments, such as:


     -    certificates of deposit;

     -    savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS


We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS


TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Registered Public Accounting Firm, dated March 13, 2007



AUDITED FINANCIAL STATEMENTS


Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2006

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Financial Statements

Statements of Assets and Liabilities.......................................    2
Statements of Operations...................................................    4
Statements of Changes in Net Assets........................................    7
Notes to Financial Statements..............................................   13

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Corporate Separate Account Sixteen (comprised of the First
Eagle Overseas, PIMCO VIT Total Return, PIMCO VIT High Yield, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, and PIMCO VIT Short-Term), as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds' transfer agents. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                              /s/Ernst & Young LLP

Des Moines, Iowa
March 15, 2007

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                                                                    VANGUARD VIF
                                  FIRST EAGLE   PIMCO VIT TOTAL   PIMCO VIT HIGH    VANGUARD VIF     DIVERSIFIED
                                    OVERSEAS         RETURN            YIELD       CAPITAL GROWTH       VALUE
                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                  -----------   ---------------   --------------   --------------   ------------
ASSETS
   Investment in securities:
      Number of shares             15,777.515      46,713.054        8,032.781        18,357.949      19,662.693
                                  ===========     ===========       ==========       ===========     ===========
      Cost                        $   496,632     $   473,252       $   66,018       $   305,152     $   291,318
                                  ===========     ===========       ==========       ===========     ===========
   Investments in mutual funds,
      at net asset value          $   432,619     $   472,736       $   66,993       $   313,187     $   325,024
   Receivable for units sold               --              43               14                --               2
                                  -----------     -----------       ----------       -----------     -----------
Total assets                          432,619         472,779           67,007           313,187         325,026
                                  -----------     -----------       ----------       -----------     -----------
LIABILITIES
   Payable for units redeemed              --              --               --                --              --
                                  -----------     -----------       ----------       -----------     -----------
                                  $   432,619     $   472,779       $   67,007       $   313,187     $   325,026
                                  ===========     ===========       ==========       ===========     ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   432,619     $   472,779       $   67,007       $   313,187     $   325,026
                                  -----------     -----------       ----------       -----------     -----------
Total net assets                  $   432,619     $   472,779       $   67,007       $   313,187     $   325,026
                                  ===========     ===========       ==========       ===========     ===========

Accumulation units outstanding        217,917         420,481           53,084           214,116         201,340
                                  ===========     ===========       ==========       ===========     ===========
Accumulation unit value           $  1.985246     $  1.124377       $ 1.262277       $  1.462694     $  1.614313
                                  ===========     ===========       ==========       ===========     ===========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                                                               VANGUARD VIF
                                  VANGUARD VIF    VANGUARD VIF   VANGUARD VIF   VANGUARD VIF   SMALL COMPANY    PIMCO VIT
                                  EQUITY INDEX   MID-CAP INDEX   MONEY MARKET    REIT INDEX        GROWTH       SHORT-TERM
                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                  ------------   -------------   ------------   ------------   -------------   -----------
ASSETS
   Investment in securities:
      Number of shares              9,823.438      14,730.459     247,039.580      7,224.865     12,613.178     16,915.443
                                   ==========     ===========    ============     ==========    ===========    ===========
      Cost                         $  271,759     $   279,204    $    247,040     $  156,472    $   250,704    $   169,871
                                   ==========     ===========    ============     ==========    ===========    ===========
   Investments in mutual funds,
      at net asset value           $  291,363     $   292,400    $    247,040     $  180,477    $   243,687    $   169,831
   Receivable for units sold               --              --              16             --             --              9
                                   ----------     -----------    ------------     ----------    -----------    -----------
Total assets                          291,363         292,400         247,056        180,477        243,687        169,840
                                   ----------     -----------    ------------     ----------    -----------    -----------
LIABILITIES
   Payable for units redeemed              --               2             --             --              1             --
                                   ----------     -----------    ------------     ----------    -----------    -----------
                                   $  291,363     $   292,398    $    247,056     $  180,477    $   243,686    $   169,840
                                   ==========     ===========    ============     ==========    ===========    ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $  291,363     $   292,398    $    247,056     $  180,477    $   243,686    $   169,840
                                   ----------     -----------    ------------     ----------    -----------    -----------
Total net assets                   $  291,363     $   292,398    $    247,056     $  180,477    $   243,686    $   169,840
                                   ==========     ===========    ============     ==========    ===========    ===========

Accumulation units outstanding        208,208         180,441         224,956         90,046        172,148        158,570
                                   ==========     ===========    ============     ==========    ===========    ===========
Accumulation unit value            $ 1.399386     $  1.620462    $   1.098240     $ 2.004276    $  1.415559    $  1.071071
                                   ==========     ===========    ============     ==========    ===========    ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                               DECEMBER 31, 2006

                                      FIRST EAGLE   PIMCO VIT TOTAL    PIMCO VIT    VANGUARD VIF
                                        OVERSEAS         RETURN       HIGH YIELD   CAPITAL GROWTH
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      -----------   ---------------   ----------   --------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                        $ 26,378        $ 13,124        $ 3,210         $   780
   Expenses:
      Administrative, mortality and
         expense risk charge                982             878            143             631
                                       --------        --------        -------         -------
Net investment income (loss)             25,396          12,246          3,067             149

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions           89,745           2,162             --           4,734
   Proceeds from sales                   26,572          68,662          3,463          36,638
   Cost of investments sold              22,190          71,223          3,501          34,456
                                       --------        --------        -------         -------
Net realized capital gains (losses)
   on investments                        94,127            (399)           (38)          6,916

Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                      289          (1,834)           (47)          2,032
   End of period                        (64,013)           (516)           975           8,035
                                       --------        --------        -------         -------
Net change in unrealized
   appreciation/depreciation of
   investments                          (64,302)          1,318          1,022           6,003
                                       --------        --------        -------         -------
Net realized and unrealized capital
   gains (losses) on investments         29,825             919            984          12,919
                                       --------        --------        -------         -------
Increase (decrease) in net assets
   from operations                     $ 55,221        $ 13,165        $ 4,051         $13,068
                                       ========        ========        =======         =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                               DECEMBER 31, 2006

                                         VANGUARD VIF     VANGUARD VIF    VANGUARD VIF   VANGUARD VIF
                                      DIVERSIFIED VALUE   EQUITY INDEX   MID-CAP INDEX   MONEY MARKET
                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      -----------------   ------------   -------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                            $ 2,309           $ 1,617        $ 1,315         $ 7,929
   Expenses:
      Administrative, mortality and
         expense risk charge                   713               886          1,092             441
                                           -------           -------        -------         -------
Net investment income (loss)                 1,596               731            223           7,488

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions               1,513             6,267          5,061              --
   Proceeds from sales                      51,641            32,823         46,513          25,638
   Cost of investments sold                 47,764            32,404         44,413          25,638
                                           -------           -------        -------         -------
Net realized capital gains (losses)
   on investments                            5,390             6,686          7,161              --

Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                         902             1,288          2,031              --
   End of period                            33,706            19,604         13,196              --
                                           -------           -------        -------         -------
Net change in unrealized
   appreciation/depreciation of
   investments                              32,804            18,316         11,165              --
                                           -------           -------        -------         -------
Net realized and unrealized capital
   gains (losses) on investments            38,194            25,002         18,326              --
                                           -------           -------        -------         -------
Increase (decrease) in net assets
   from operations                         $39,790           $25,733        $18,549         $ 7,488
                                           =======           =======        =======         =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                               DECEMBER 31, 2006

                                                      VANGUARD VIF
                                      VANGUARD VIF   SMALL COMPANY    PIMCO VIT
                                       REIT INDEX        GROWTH      SHORT-TERM
                                       SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                      ------------   -------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                          $ 1,892        $   288       $ 3,643
   Expenses:
      Administrative, mortality and
         expense risk charge                 426            546           240
                                         -------        -------       -------
Net investment income (loss)               1,466           (258)        3,403

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions             5,990          8,859            --
   Proceeds from sales                    29,466         45,396        10,237
   Cost of investments sold               26,060         45,354        10,270
                                         -------        -------       -------
Net realized capital gains (losses)
   on investments                          9,396          8,901           (33)

Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                     1,308          1,881           (13)
   End of period                          24,005         (7,017)          (40)
                                         -------        -------       -------
Net change in unrealized
   appreciation/depreciation of
   investments                            22,697         (8,898)          (27)
                                         -------        -------       -------
Net realized and unrealized capital
   gains (losses) on investments          32,093              3           (60)
                                         -------        -------       -------
Increase (decrease) in net assets
   from operations                       $33,559        $  (255)      $ 3,343
                                         =======        =======       =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                FIRST EAGLE          PIMCO VIT TOTAL
                                                  OVERSEAS               RETURN
                                                 SUBACCOUNT            SUBACCOUNT
                                            -------------------   -------------------
                                               2006     2005(1)     2006      2005(1)
                                            --------    -------   --------   --------
OPERATIONS
   Net investment income (loss)             $ 25,396    $ 1,275   $ 12,246   $   947
   Net realized capital gains (losses)
      on investments                          94,127      4,570       (399)      943
   Net change in unrealized appreciation/
      depreciation of investments            (64,302)       289      1,318    (1,834)
                                            --------    -------   --------   -------
Increase (decrease) in net assets
   from operations                            55,221      6,134     13,165        56
CONTRACT TRANSACTIONS
   Net contract purchase payments            315,519     68,955    420,968    68,274
   Transfer payments from (to) other
      subaccounts or general account           3,900         (6)   (12,093)        7
   Contract terminations, withdrawals,
      and other deductions                   (13,412)    (3,692)   (12,605)   (4,993)
                                            --------    -------   --------   -------
Increase (decrease) in net assets
   from contract transactions                306,007     65,257    396,270    63,288
                                            --------    -------   --------   -------
Net increase (decrease) in net assets        361,228     71,391    409,435    63,344
NET ASSETS:
   Beginning of the period                    71,391         --     63,344        --
                                            --------    -------   --------   -------
   End of the period                        $432,619    $71,391   $472,779   $63,344
                                            ========    =======   ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                              PIMCO VIT HIGH     VANGUARD VIF CAPITAL
                                                   YIELD                GROWTH
                                                SUBACCOUNT            SUBACCOUNT
                                            -----------------   ---------------------
                                              2006    2005(1)       2006     2005(1)
                                            -------   -------     --------   -------
OPERATIONS
   Net investment income (loss)             $ 3,067   $   227     $    149   $   (63)
   Net realized capital gains (losses)
      on investments                            (38)        6        6,916        69
   Net change in unrealized appreciation/
      depreciation of investments             1,022       (47)       6,003     2,032
                                            -------   -------     --------   -------
Increase (decrease) in net assets
   from operations                            4,051       186       13,068     2,038
CONTRACT TRANSACTIONS
   Net contract purchase payments            43,245    11,604      256,256    37,978
   Transfer payments from (to) other
      subaccounts or general account          9,697         3       15,079        24
   Contract terminations, withdrawals,
      and other deductions                   (1,141)     (638)      (9,309)   (1,947)
                                            -------   -------     --------   -------
Increase (decrease) in net assets
   from contract transactions                51,801    10,969      262,026    36,055
                                            -------   -------     --------   -------
Net increase (decrease) in net assets        55,852    11,155      275,094    38,093
NET ASSETS:
   Beginning of the period                   11,155        --       38,093        --
                                            -------   -------     --------   -------
   End of the period                        $67,007   $11,155     $313,187   $38,093
                                            =======   =======     ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                               VANGUARD VIF          VANGUARD VIF
                                             DIVERSIFIED VALUE       EQUITY INDEX
                                                SUBACCOUNT            SUBACCOUNT
                                            ------------------   ------------------
                                              2006     2005(1)     2006     2005(1)
                                            --------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $  1,596   $   (98)  $    731   $   (82)
   Net realized capital gains (losses)
      on investments                           5,390       106      6,686        57
   Net change in unrealized appreciation/
      depreciation of investments             32,804       902     18,316     1,288
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from operations                            39,790       910     25,733     1,263
CONTRACT TRANSACTIONS
   Net contract purchase payments            255,028    59,940    170,923    46,103
   Transfer payments from (to) other
      subaccounts or general account         (17,346)       17     54,455        22
   Contract terminations, withdrawals,
      and other deductions                   (10,234)   (3,079)    (4,458)   (2,678)
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from contract transactions                227,448    56,878    220,920    43,447
                                            --------   -------   --------   -------
Net increase (decrease) in net assets        267,238    57,788    246,653    44,710
NET ASSETS:
   Beginning of the period                    57,788        --     44,710        --
                                            --------   -------   --------   -------
   End of the period                        $325,026   $57,788   $291,363   $44,710
                                            ========   =======   ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                               VANGUARD VIF         VANGUARD VIF
                                               MID-CAP INDEX        MONEY MARKET
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------   ------------------
                                              2006     2005(1)     2006     2005(1)
                                            --------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $    223   $   (62)  $  7,488   $   220
   Net realized capital gains (losses)
      on investments                           7,161       127         --        --
   Net change in unrealized appreciation/
      depreciation of investments             11,165     2,031         --        --
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from operations                            18,549     2,096      7,488       220
CONTRACT TRANSACTIONS
   Net contract purchase payments            289,771    37,286    189,870    22,028
   Transfer payments from (to) other
      subaccounts or general account         (44,821)       19     35,549        --
   Contract terminations, withdrawals,
      and other deductions                    (8,534)   (1,968)    (6,983)   (1,116)
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from contract transactions                236,416    35,337    218,436    20,912
                                            --------   -------   --------   -------
Net increase (decrease) in net assets        254,965    37,433    225,924    21,132
NET ASSETS:
   Beginning of the period                    37,433        --     21,132        --
                                            --------   -------   --------   -------
   End of the period                        $292,398   $37,433   $247,056   $21,132
                                            ========   =======   ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                               VANGUARD VIF      VANGUARD VIF SMALL
                                                REIT INDEX         COMPANY GROWTH
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------   ------------------
                                              2006     2005(1)     2006     2005(1)
                                            --------   -------   --------   -------
OPERATIONS
   Net investment income (loss)             $  1,466   $   (61)  $   (258)  $   (70)
   Net realized capital gains (losses)
      on investments                           9,396       143      8,901       145
   Net change in unrealized appreciation/
      depreciation of investments             22,697     1,308     (8,898)    1,881
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from operations                            33,559     1,390       (255)    1,956
CONTRACT TRANSACTIONS
   Net contract purchase payments            144,278    36,737    241,990    39,823
   Transfer payments from (to) other
      subaccounts or general account         (27,412)       (8)   (30,021)       28
   Contract terminations, withdrawals,
      and other deductions                    (6,129)   (1,938)    (7,619)   (2,216)
                                            --------   -------   --------   -------
Increase (decrease) in net assets
   from contract transactions                110,737    34,791    204,350    37,635
                                            --------   -------   --------   -------
Net increase (decrease) in net assets        144,296    36,181    204,095    39,591
NET ASSETS:
   Beginning of the period                    36,181        --     39,591        --
                                            --------   -------   --------   -------
   End of the period                        $180,477   $36,181   $243,686   $39,591
                                            ========   =======   ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED

                                                 PIMCO VIT
                                                SHORT-TERM
                                                SUBACCOUNT
                                            ------------------
                                              2006     2005(1)
                                            --------   -------
OPERATIONS
   Net investment income (loss)             $  3,403   $   90
   Net realized capital gains (losses)
      on investments                             (33)      (1)
   Net change in unrealized appreciation/
      depreciation of investments                (27)     (13)
                                            --------   ------
Increase (decrease) in net assets
   from operations                             3,343       76
CONTRACT TRANSACTIONS
   Net contract purchase payments            141,617    9,715
   Transfer payments from (to) other
      subaccounts or general account          19,060       39
   Contract terminations, withdrawals,
      and other deductions                    (3,510)    (500)
                                            --------   ------
Increase (decrease) in net assets
   from contract transactions                157,167    9,254
                                            --------   ------
Net increase (decrease) in net assets        160,510    9,330
NET ASSETS:
   Beginning of the period                     9,330       --
                                            --------   ------
   End of the period                        $169,840   $9,330
                                            ========   ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Corporate Separate Account Sixteen (the "Mutual Fund Account"), is a segregated investment account of the Transamerica Life Insurance Company ("Transamerica Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Transamerica Life.

SUBACCOUNT INVESTMENT BY FUND:

Fidelity Variable Insurance Products Funds
   Contrafund(R) Portfolio
   International Capital Appreciation
   Mid Cap
First Eagle Variable Fund
   First Eagle Overseas Variable Fund
Janus Aspen Series
   Balanced Portfolio (Institutional Shares)
   Flexible Bond Portfolio (Institutional Shares)
   Forty Portfolio (Institutional Shares)
   International Growth Portfolio (Institutional Shares)
   Mid Cap Growth Portfolio (Institutional Shares)
   Worldwide Growth Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust
   PIMCO VIT Total Return
   PIMCO VIT High Yield
   PIMCO VIT All Asset
   PIMCO VIT Real Return
   PIMCO VIT Short-Term
Royce Capital Fund
   Royce Micro-Cap Portfolio
Rydex Variable Trust
   Nova Fund
   OTC Fund
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
Third Avenue Series Trust
   Third Avenue Value
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
   Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund
American Funds Insurance Series
   Global Small Capitalization Fund (Class 2)
   Growth Fund (Class 2)
   International Fund (Class 2)
   New World Fund (Class 2)

The following subaccounts were added effective during the fiscal year ended December 31, 2006:

     PORTFOLIO

     Fidelity Variable Insurance Products Funds International Capital
     Appreciation

1.ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Each period reported on reflects a full twelve month period except as follows:

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

                 SUBACCOUNT                   INCEPTION DATE
                 ----------                   --------------
First Eagle Overseas Variable Fund             May 25, 2005
PIMCO VIT Total Return                         May 25, 2005
PIMCO VIT High Yield                           May 25, 2005
PIMCO VIT Short-Term                           May 25, 2005
Vanguard VIF Capital Growth Portfolio          May 25, 2005
Vanguard VIF Diversified Value Portfolio       May 25, 2005
Vanguard VIF Equity Index Portfolio            May 25, 2005
Vanguard VIF Mid-Cap Index Portfolio           May 25, 2005
Vanguard VIF Money Market Portfolio            May 25, 2005
Vanguard VIF REIT Index Portfolio              May 25, 2005
Vanguard VIF Small Company Growth Portfolio    May 25, 2005

INVESTMENTS

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2006.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

                                                 PURCHASES    SALES
                                                 ---------   -------
First Eagle Variable Fund
   First Eagle Overseas Variable Fund             $447,720   $26,572
PIMCO Variable Insurance Trust
   PIMCO VIT Total Return                          479,303    68,662
   PIMCO VIT High Yield                             58,317     3,463
   PIMCO VIT Short-Term                            170,798    10,237
Vanguard Variable Insurance Fund
   Vanguard VIF Capital Growth Portfolio           303,547    36,638
   Vanguard VIF Diversified Value Portfolio        282,196    51,641
   Vanguard VIF Equity Index Portfolio             260,741    32,823
   Vanguard VIF Mid-Cap Index Portfolio            288,215    46,513
   Vanguard VIF Money Market Portfolio             251,546    25,638
   Vanguard VIF REIT Index Portfolio               147,659    29,466
   Vanguard VIF Small Company Growth Portfolio     258,348    45,396

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                              FIRST         PIMCO VIT     PIMCO VIT    VANGUARD VIF      VANGUARD VIF
                                         EAGLE OVERSEAS   TOTAL RETURN   HIGH YIELD   CAPITAL GROWTH   DIVERSIFIED VALUE
                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT         SUBACCOUNT
                                         --------------   ------------   ----------   --------------   -----------------
Units outstanding at May 25, 2005                --              --            --              --                --
   Units purchased                           44,980          58,594         9,657          29,070            42,554
   Units redeemed and
      transferred                                --              --            --              --                --
                                            -------         -------        ------         -------           -------
Units outstanding at December 31, 2005       44,980          58,594         9,657          29,070            42,554
   Units purchased                          217,917         420,481        53,084         214,116           201,340
   Units redeemed and transferred           (44,980)        (58,594)       (9,657)        (29,070)          (42,554)
                                            -------         -------        ------         -------           -------
Units outstanding at December 31, 2006      217,917         420,481        53,084         214,116           201,340
                                            =======         =======        ======         =======           =======

                                         VANGUARD VIF    VANGUARD VIF   VANGUARD VIF   VANGUARD VIF      VANGUARD VIF
                                         EQUITY INDEX   MID-CAP INDEX   MONEY MARKET    REIT INDEX      SMALL COMPANY
                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    GROWTH SUBACCOUNT
                                         ------------   -------------   ------------   ------------   -----------------
Units outstanding at May 25, 2005               --              --             --             --                --
   Units purchased                          36,969          26,277         20,213         24,357            30,824
   Units redeemed and transferred               --              --             --             --                --
                                           -------         -------        -------        -------           -------
Units outstanding at December 31, 2005      36,969          26,277         20,213         24,357            30,824
   Units purchased                         208,208         180,441        224,956         90,046           172,148
   Units redeemed and transferred          (36,969)        (26,277)       (20,213)       (24,357)          (30,824)
                                           -------         -------        -------        -------           -------
Units outstanding at December 31, 2006     208,208         180,441        224,956         90,046           172,148
                                           =======         =======        =======        =======           =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                          PIMCO VIT
                                         SHORT-TERM
                                         SUBACCOUNT
                                         ----------
Units outstanding at May 25, 2005              --
   Units purchased                          9,098
   Units redeemed and transferred              --
                                          -------
Units outstanding at December 31, 2005      9,098
   Units purchased                        158,570
   Units redeemed and transferred          (9,098)
                                          -------
Units outstanding at December 31, 2006    158,570
                                          =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS

The Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

                                                             INVESTMENT
                 YEAR                 UNIT FAIR      NET       INCOME    EXPENSE     TOTAL
SUBACCOUNT      ENDED        UNITS      VALUE      ASSETS      RATIO*    RATIO**   RETURN***
----------   ----------     -------   ---------   --------   ---------   -------   ---------
First Eagle Overseas
             12/31/2006     217,917    $ 1.99     $432,619     9.27%      0.67%      25.08%
             12/31/2005(1)   44,980      1.59       71,391     4.03       0.67       21.45

PIMCO VIT Total Return
             12/31/2006     420,481      1.12      472,779     4.81       0.67        4.01
             12/31/2005(1)   58,594      1.08       63,344     2.76       0.67        2.61

PIMCO VIT High Yield
             12/31/2006      53,084      1.26       67,007     7.42       0.67        9.27
             12/31/2005(1)    9,657      1.16       11,155     4.41       0.67        4.27

Vanguard VIF Capital Growth
             12/31/2006     214,116      1.46      313,187     0.41       0.67       11.63
             12/31/2005(1)   29,070      1.31       38,093     0.00       0.67        7.68

Vanguard VIF Diversified Value
             12/31/2006     201,340      1.61      325,026     1.10       0.67       18.88
             12/31/2005(1)   42,554      1.36       57,788     0.00       0.67        7.61

Vanguard VIF Equity Index
             12/31/2006     208,208      1.40      291,363     0.90       0.67       15.71
             12/31/2005(1)   36,969      1.21       44,710     0.00       0.67        4.79

Vanguard VIF Mid-Cap Index
             12/31/2006     180,441      1.62      292,398     0.68       0.67       13.75
             12/31/2005(1)   26,277      1.42       37,433     0.00       0.67       13.97

Vanguard VIF Money Market
             12/31/2006     224,956      1.10      247,056     5.45       0.67        5.05
             12/31/2005(1)   20,213      1.05       21,132     2.46       0.67        3.19

Vanguard VIF REIT Index
             12/31/2006      90,046      2.00      180,477     1.52       0.67       34.93
             12/31/2005(1)   24,357      1.49       36,181     0.00       0.67       11.83

Vanguard VIF Small Company Growth
             12/31/2006     172,148      1.42      243,686     0.18       0.67       10.21
             12/31/2005(1)   30,824      1.28       39,591     0.00       0.67        6.26

PIMCO VIT Short-Term
             12/31/2006     158,570      1.07      169,840     4.69       0.67        4.44
             12/31/2005(1)    9,098      1.03        9,330     2.28       0.67        2.55

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4. FINANCIAL HIGHLIGHTS (CONTINUED)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest. These ratios are annualized for periods less than one year.

** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of .67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% for thereafter. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .017% in excess premium received in policy years 2-7 from the excess premium received in the first policy year and .25% of premium received up to target premium. Transamerica Life also deducts a monthly administrative fee equal to $5.00 in all policy years (current, $10 maximum).

6. INCOME TAXES

Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2006, 2005, and 2004

                       Transamerica Life Insurance Company

               Financial Statements and Schedules- Statutory Basis

                  Years Ended December 31, 2006, 2005, and 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Balance Sheets - Statutory Basis...........................................    3
Statements of Operations - Statutory Basis.................................    5
Statements of Changes in Capital and Surplus - Statutory Basis.............    6
Statements of Cash Flow - Statutory Basis..................................    9
Notes to Financial Statements - Statutory Basis............................   11

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties.........   62
Supplementary Insurance Information........................................   63
Reinsurance................................................................   64

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Transamerica Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.


                                        /s/ Ernst & Young LLP

March 13, 2007

                       Transamerica Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                          DECEMBER 31
                                                                   -------------------------
                                                                       2006          2005
                                                                   -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
   Cash, cash equivalents, and short-term investments              $ 1,214,965   $   326,027
   Bonds:
      Affiliated entities                                              501,180       496,081
      Unaffiliated                                                  32,103,292    35,355,634
   Preferred stocks:
      Affiliated entities                                                1,085         1,085
      Unaffiliated                                                   1,689,094       337,338
   Common stocks:
      Affiliated entities (cost: 2006 - $84,843; 2005 - $84,576)        82,202        74,849
      Unaffiliated (cost: 2006 - $366,148; 2005 - $234,927)            393,176       267,414
   Mortgage loans on real estate                                     5,760,667     5,770,723
   Real estate:
         Home office properties                                          6,237         6,464
         Properties held for production of income                        2,466         5,235
         Properties held for sale                                       21,508        22,822
   Policy loans                                                        130,144       123,221
   Receivable for securities                                             6,651        13,474
   Other invested assets                                             1,543,092     1,116,749
                                                                   -----------   -----------
Total cash and invested assets                                      43,455,759    43,917,116

Premiums deferred and uncollected                                       20,444        21,154
Due and accrued investment income                                      853,244       847,091
Reinsurance balances recoverable                                         2,914         3,995
Federal and foreign income tax recoverable                                  --       112,500
Net deferred income tax asset                                          108,342       116,392
 Receivable from parent, subsidiaries, and affiliates                  503,881        54,261
Other admitted assets                                                  109,938       192,366
Separate account assets                                             28,875,013    23,662,198
                                                                   -----------   -----------
Total admitted assets                                              $73,929,535   $68,927,073
                                                                   ===========   ===========

                                                                                            DECEMBER 31
                                                                                     -------------------------
                                                                                         2006          2005
                                                                                     -----------   -----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                                           $ 4,040,838   $ 4,008,767
      Annuity                                                                         23,038,230    26,901,713
      Accident and health                                                                812,961       714,373
   Policy and contract claim reserves:
      Life                                                                                35,143        37,337
      Accident and health                                                                 39,502        40,207
   Liabilities for deposit-type contracts                                              7,085,285     7,755,652
   Other policyholders' funds                                                              2,646         2,562
   Remittances and items not allocated                                                   167,889       104,925
   Borrowed money                                                                        493,336         8,492
   Asset valuation reserve                                                               803,012       663,191
   Interest maintenance reserve                                                          159,356       214,962
   Commissions and expense allowances payable on reinsurance assumed                          --           101
   Other liabilities                                                                     522,796       423,773
   Reinsurance in unauthorized companies                                                      --        17,264
   Funds held under coinsurance and other reinsurance treaties                         5,950,970     2,293,431
   Transfers from separate accounts due or accrued (including $(477,683)
      and $(457,793) accrued for expense allowances recognized in reserves,
      net of reinsured allowances)                                                      (482,082)     (443,974)
   Federal and foreign income taxes payable (including $50,291 and $- on
      realized capital gains (losses) at December 31, 2006 and 2005, respectively)        20,923            --
   Payable for securities                                                                 90,398       104,111
   Payable to affiliates                                                                 230,656            --
   Separate account liabilities                                                       28,874,898    23,662,141
                                                                                     -----------   -----------
Total liabilities                                                                     71,886,757    66,509,028
Capital and surplus:
   Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955
      issued and outstanding shares                                                        3,170         3,170
   Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued at December 31, 2006 and 42,500 shares authorized, issued and outstanding at December 31, 2005 (total liquidation value - $58,000);
      Series B, $10 per share par value, 250,000 shares authorized, 87,755
      shares issued and outstanding (total liquidation value - $877,550)                   1,302         1,302
   Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares            (58,000)           --
   Surplus notes                                                                              --       575,000
   Paid-in surplus                                                                     1,437,768     1,437,996
   Unassigned surplus                                                                    658,538       400,577
                                                                                     -----------   -----------
Total capital and surplus                                                              2,042,778     2,418,045
                                                                                     -----------   -----------
Total liabilities and capital and surplus                                            $73,929,535   $68,927,073
                                                                                     ===========   ===========

See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                              YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------
                                                                         2006          2005         2004
                                                                     -----------   -----------   -----------
Revenues:
   Premiums and other considerations, net of reinsurance:
      Life                                                           $   392,558   $   734,878   $1,192,921
      Annuity                                                          4,322,254     4,191,484    4,972,942
      Accident and health                                                194,973       178,855      175,387
   Net investment income                                               2,376,911     2,390,054    2,380,749
   Amortization of interest maintenance reserve                           21,795        39,488       32,901
   Commissions and expense allowances on reinsurance ceded               187,363       105,759       46,349
   Consideration for reinsurance recapture                                    --            --      286,705
   Income from fees associated with investment management,
      administration and contract guarantees for separate accounts       369,936       276,684      250,567
   Reserve adjustments on reinsurance ceded                            1,234,064      (219,021)    (125,668)
   Coinsurance reserve recapture                                              --            --      643,279
   Income from administrative service agreement                           42,513            --           --
   Other income                                                           51,256        62,744       60,264
                                                                     -----------   -----------   ----------
                                                                       9,193,623     7,760,925    9,916,396
Benefits and expenses:
   Benefits paid or provided for:
      Life                                                               115,217       118,906      107,082
      Accident and Health                                                113,547       102,075      101,758
      Surrender benefits                                               7,291,738     5,415,085    4,804,754
      Other benefits                                                   1,487,689     1,380,601    1,253,141
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                             32,072        45,992      408,100
         Annuity                                                      (3,863,633)   (1,974,994)     639,283
         Accident and health                                              98,588        86,538       97,704
                                                                     -----------   -----------   ----------
                                                                       5,275,218     5,174,203    7,411,822
   Insurance expenses:
      Commissions                                                        435,419       425,434      447,710
      General insurance expenses                                         253,636       242,493      226,776
      Insurance taxes, licenses, and fees                                 41,256        27,899       39,458
      Net transfers to separate accounts                               2,417,521     1,365,516    1,022,189
      Reinsurance reserve recapture                                           --           813      293,942
      Other expenses                                                     415,693       230,388      194,270
                                                                     -----------   -----------   ----------
                                                                       3,563,525     2,292,543    2,224,345
                                                                     -----------   -----------   ----------
Total benefits and expenses                                            8,838,743     7,466,746    9,636,167
                                                                     -----------   -----------   ----------
Gain from operations before dividends to policyholders,
   federal income tax expense and net realized capital
   gains (losses) on investments                                         354,880       294,179      280,229
Dividends to policyholders                                                   557           455          538
                                                                     -----------   -----------   ----------
Gain from operations before federal income tax expense and
   net realized capital gains (losses) on investments                    354,323       293,724      279,691
Federal income tax expense                                               136,412         4,302       78,317
                                                                     -----------   -----------   ----------
Gain from operations before net realized capital gains (losses) on       217,911       289,422      201,374
   investments
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest
   maintenance reserve)                                                  114,487         9,223       65,791
                                                                     -----------   -----------   ----------
Net income                                                           $   332,398   $   298,645   $  267,165
                                                                     ===========   ===========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                     TOTAL
                                                                                                                    CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS     PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES      SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   --------   ----------   ----------   ----------
Balance at January 1, 2004                   $2,235      $425        $--     $575,000   $1,361,793    $ 536,103   $2,475,556
   Net income                                    --        --         --           --           --      267,165      267,165
   Change in net unrealized capital gains/
      losses, net of tax                         --        --         --           --           --       52,077       52,077
   Nonadmit value of reciprocal ownership        --        --         --           --      (65,170)     (53,209)    (118,379)
   Change in other nonadmitted assets            --        --         --           --           --       71,576       71,576
   Change in asset valuation reserve             --        --         --           --           --     (220,329)    (220,329)
   Repayment of surplus in separate
      accounts                                   --        --         --           --           --          560          560
   Change in provision for reinsurance in
      unauthorized companies                     --        --         --           --           --         (136)        (136)
   Change in net deferred income tax asset       --        --         --           --           --      (35,091)     (35,091)
   Issuance of common stock in connection
      with statutory merger                     343        --         --           --           --         (343)          --
   Capital contribution                          --        --         --           --      490,000           --      490,000
   Change in reserves on account of change
      in valuation basis                         --        --         --           --           --        1,423        1,423
   Reinsurance transactions                      --        --         --           --           --      (14,424)     (14,424)
   Dividend to stockholder                       --        --         --           --           --     (400,000)    (400,000)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --        --         --           --          613           --          613
                                             ------      ----        ---     --------   ----------    ---------   ----------
   Balance at December 31, 2004              $2,578      $425        $--     $575,000   $1,787,236    $ 205,372   $2,570,611

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                     TOTAL
                                                                                                                    CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS     PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES      SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   --------   ----------   ----------   ----------
Balance at December 31, 2004                 $2,578     $  425       $--     $575,000   $1,787,236    $ 205,372   $2,570,611
   Net income                                    --         --        --           --           --      298,645      298,645
   Change in net unrealized capital gains/
      losses, net of tax                         --         --        --           --           --       39,668       39,668
   Change in other nonadmitted assets            --         --                     --           --       (1,718)      (1,718)
   Change in asset valuation reserve             --         --        --           --           --     (146,776)    (146,776)
   Repayment of surplus in separate
      accounts                                   --         --        --           --           --          199          199
   Change in provision for reinsurance in
      unauthorized companies                     --         --        --           --           --      (17,011)     (17,011)
   Change in net deferred income tax asset       --         --        --           --           --       34,505       34,505
   Cumulative effect of change in
      accounting principle                       --         --        --           --           --       (6,668)      (6,668)
   Issuance of common stock in connection
      with statutory merger                     592        877        --           --       (1,812)         343           --
   Return of capital                             --         --                     --     (348,051)          --     (348,051)
   Reinsurance transactions                      --         --        --           --           --       (5,982)      (5,982)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --         --        --           --          623           --          623
                                             ------     ------       ---     --------   ----------    ---------   ----------
Balance at December 31, 2005                 $3,170     $1,302       $--     $575,000   $1,437,996    $ 400,577   $2,418,045

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                                                                      TOTAL
                                                                                                                     CAPITAL
                                             COMMON   PREFERRED   TREASURY    SURPLUS      PAID-IN    UNASSIGNED       AND
                                              STOCK     STOCK       STOCK      NOTES       SURPLUS      SURPLUS      SURPLUS
                                             ------   ---------   --------   ---------   ----------   ----------   ----------
Balance at December 31, 2005                 $3,170     $1,302    $     --   $ 575,000   $1,437,996    $ 400,577   $2,418,045
   Cumulative effect of change in
      accounting principle                       --         --          --          --           --       (1,665)      (1,665)
   Net income                                    --         --          --          --           --      332,398      332,398
   Change in net unrealized capital gains/
      losses, net of tax                         --         --          --          --           --      105,010      105,010
   Change in net unrealized foreign
      exchange capital gains/losses, net
      of tax                                     --         --          --          --           --       (3,602)      (3,602)
   Change in other nonadmitted assets            --         --          --          --           --      (98,040)     (98,041)
   Change in asset valuation reserve             --         --          --          --           --     (139,821)    (139,821)
   Repayment of surplus in separate
      accounts                                   --         --          --          --           --           79           79
   Change in provision for reinsurance in
      unauthorized companies                     --         --          --          --           --       17,264       17,264
   Change in net deferred income tax asset       --         --          --          --           --       91,021       91,021
   Reinsurance transactions                      --         --          --          --           --        4,640        4,640
   Dividend to stockholders                      --         --          --          --           --      (69,803)     (69,803)
   Repurchase of Series A preferred stock        --         --     (58,000)         --           --           --      (58,000)
   Correction of prior period error              --         --          --          --           --       20,480       20,480
   Repayment of surplus notes                    --         --          --    (575,000)          --           --     (575,000)
   Contributed surplus related to stock
      appreciation rights plan of indirect
      parent                                     --         --          --          --         (228)          --         (228)
                                             ------     ------    --------   ---------   ----------    ---------   ----------
Balance at December 31, 2006                 $3,170     $1,302    $(58,000)  $      --   $1,437,768    $ 658,538   $2,042,778
                                             ======     ======    ========   =========   ==========    =========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                YEAR ENDED DECEMBER 31
                                                      ------------------------------------------
                                                          2006           2005           2004
                                                      ------------   ------------   ------------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                $  4,910,880   $  5,105,476   $  6,336,849
Net investment income                                    2,490,060      2,466,077      2,276,092
Miscellaneous income                                     1,972,319        259,085      1,143,613
Benefit and loss related payments                      (10,395,471)    (7,792,780)    (6,599,811)
Net transfers to separate accounts                      (2,326,426)    (1,199,281)      (903,618)
Commissions, expenses paid, and aggregate write-ins
   for deductions                                       (1,155,948)      (985,993)      (919,570)
Dividends paid to policyholders                               (523)          (584)          (618)
Federal and foreign income taxes paid                      (53,236)      (175,128)      (104,543)
                                                      ------------   ------------   ------------
Net cash (used in) provided by operating activities     (4,558,345)    (2,323,128)     1,228,394
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                18,812,848     23,151,411     26,928,308
   Common stocks                                           200,499         83,756        324,400
   Preferred stocks                                        398,977        361,028        454,336
   Mortgage loans                                        1,271,404      1,303,236        679,622
   Real estate                                               7,004         15,683         22,678
   Other invested assets                                   346,990        284,913        416,287
   Receivable/payable for securities                        66,568         17,374      1,145,717
   Miscellaneous proceeds                                       --         11,490        143,374
                                                      ------------   ------------   ------------
Total investment proceeds                               21,104,290     25,228,891     30,114,722
Cost of investments acquired:
   Bonds                                               (16,845,468)   (20,643,565)   (28,238,630)
   Common stock                                           (361,184)      (106,718)      (410,614)
   Preferred stock                                        (468,081)      (223,919)      (311,727)
   Mortgage loans                                       (1,266,019)    (1,346,022)    (1,116,443)
   Real estate                                              (2,486)          (303)           (34)
   Other invested assets                                  (609,485)      (396,494)      (521,699)
   Receivable/payable for securities                            --     (1,346,713)            --
   Miscellaneous applications                              (13,718)        (5,322)       (44,478)
                                                      ------------   ------------   ------------
Total cost of investments acquired                     (19,566,441)   (24,069,056)   (30,643,625)
Net increase in policy loans                                (6,923)        (6,969)       (11,003)
                                                      ------------   ------------   ------------
Net cost of investments acquired                       (19,573,364)   (24,076,025)   (30,654,628)
                                                      ------------   ------------   ------------
Net cash provided by (used in) investing activities   $  1,530,926   $  1,152,866   $   (539,906)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2006         2005         2004
                                                           ----------   ----------   ----------
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid in                             $       --   $       --   $  490,000
   Borrowed funds received                                    482,624        8,450           --
   Net deposits and withdrawals on deposit-type contract
      funds and other liabilities without life or
      disability contingencies                                542,778     (360,558)    (499,262)
   Funds held under reinsurance treaty with unauthorized
      reinsurers                                            3,654,695      973,428      637,252
   Other sources                                              (88,152)     (74,352)    (174,360)
                                                           ----------   ----------   ----------
Total cash provided                                         4,591,945      546,968      453,630
                                                           ----------   ----------   ----------
Other cash applied:
   Dividends paid to stockholders                             (42,588)          --     (400,000)
   Repurchase of surplus notes                               (575,000)          --           --
   Repurchase of preferred stock                              (58,000)
   Capital distribution                                            --     (348,051)          --
                                                           ----------   ----------   ----------
Total other cash applied                                     (675,588)    (348,051)    (400,000)
                                                           ----------   ----------   ----------
Net cash provided by financing and miscellaneous
   activities                                               3,916,357      198,917       53,630
                                                           ----------   ----------   ----------
Net increase (decrease) in cash, cash equivalents and
   short-term investments                                     888,938     (971,345)     742,118
Cash, cash equivalents and short-term investments:
   Beginning of year                                          326,027    1,297,372      555,254
                                                           ----------   ----------   ----------
   End of year                                             $1,214,965   $  326,027   $1,297,372
                                                           ==========   ==========   ==========
Supplemental disclosure of cash flow information for
   non-cash transactions:
   Dividend paid in non-affiliated stock                   $   27,215   $       --   $       --
                                                           ==========   ==========   ==========

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                December 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company's stock held by TALIAC prior to the merger in the amount of $171,482.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Summarized financial information for the Company, TAC, and TALIAC restated for periods prior to the mergers are as follows:

                     NINE MONTHS ENDED   PERIOD ENDED
                        SEPTEMBER 30      DECEMBER 31
                            2005             2004
                     -----------------   ------------
                         UNAUDITED
Revenues:
   Company              $3,371,185        $5,750,848
   TAC                          --           152,450
   TALIAC                2,857,854         4,013,098
Merger elimination         (51,949)               --
                        ----------        ----------
As restated             $6,177,090        $9,916,396
                        ==========        ==========
Net income (loss):
   Company              $   72,538        $  140,789
   TAC                          --           (12,013)
   TALIAC                  158,430           138,389
Merger elimination         (51,949)               --
                        ----------        ----------
As restated             $  179,019        $  267,165
                        ==========        ==========

With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment, and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company's products are primarily through the Company's agents and financial institutions.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

     Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

     Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
     (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

     Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received, and benefits paid would be recorded directly to the reserve liability.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

     Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

     Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

     Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other significant accounting practices are as follows:

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC ("SVO") and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. As a result, $1,231,903 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are carried at the GAAP basis equity in the underlying net assets and the net unrealized capital gains (losses) are reported in unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company is restricted to trading Primus Guaranty, Ltd., a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to this security. The carrying amount in Primus, which is carried at fair value, as of December 31, 2006 and 2005 was $64,479 and $72,853, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172, $2,261, and $5,991 during the years ended December 31, 2006, 2005 and 2004, respectively.

As of December 31, 2006, investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. Prior to December 31, 2006, LIHTC investments were carried at audited GAAP equity.

Other "admitted assets" are valued principally at cost.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common, and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005, the Company excluded investment income due and accrued of $1,299 and $625, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2006 and 2005, derivatives in the amount of $157,037 and $108,923, respectively, were reflected in the other liabilities line within the financial statements.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS

Life, annuity and accident, and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds, and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $4,875,079, $3,593,932, and $3,133,505 in 2006, 2005, and
2004, respectively. In addition, the Company received $369,936, $276,684, and $250,567 in 2006, 2005, and 2004, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(272), $359, and $613 for the years ended December 31, 2006, 2005, and 2004 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $44, $264, and $0 for years ended December 31, 2006, 2005, and 2004 respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. ACCOUNTING CHANGES

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

2. ACCOUNTING CHANGES (CONTINUED)

GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The current year financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

3. CAPITAL AND SURPLUS

As of December 31, 2005 the Company had 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that were owned by AEGON. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2006 and 2005, cumulative unpaid dividends relating to the preferred shares were $23,828 and $13,729, respectively.

The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON USA, Inc., on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON USA, Inc. through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2006 or 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005.

As of December 31, 2005, the Company had surplus notes outstanding in the amount of $575,000 with AEGON USA, Inc. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock were entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes were made before the holders of common stock became entitled to any distribution of the remaining assets of the Company. On December 19, 2006, the Company repaid the surplus notes with approval from the Iowa Insurance Division.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

3. CAPITAL AND SURPLUS (CONTINUED)

Additional information related to the surplus notes at December 31, 2006 and 2005, are as follows:

     DECEMBER 31, 2006

                                            BALANCE
                                              OUT-     INTEREST
                                ORIGINAL    STANDING     PAID       TOTAL
                     INTEREST    AMOUNT    AT END OF    CURRENT   INTEREST    ACCRUED
   DATE ISSUED         RATE     OF NOTES      YEAR       YEAR       PAID     INTEREST
   -----------       --------   --------   ---------   --------   --------   --------
September 30, 2002     6.0%     $275,000      $--       $15,996   $ 65,496      $--
December 30, 2002      6.0       300,000       --        17,450     67,000       --
                                --------      ---       -------   --------      ---
Total                           $575,000      $--       $33,446   $132,496      $--
                                ========      ===       =======   ========      ===

     DECEMBER 31, 2005

                                            BALANCE
                                              OUT-     INTEREST
                                ORIGINAL    STANDING     PAID       TOTAL
                     INTEREST    AMOUNT    AT END OF    CURRENT   INTEREST    ACCRUED
   DATE ISSUED         RATE     OF NOTES      YEAR       YEAR       PAID     INTEREST
   -----------       --------   --------   ---------   --------   --------   --------
September 30, 2002     6.0%     $275,000    $275,000    $16,500    $49,500    $4,125
December 30, 2002      6.0       300,000     300,000     18,000     49,550     4,500
                                --------    --------    -------    -------    ------
Total                           $575,000    $575,000    $34,500    $99,050    $8,625
                                ========    ========    =======    =======    ======

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

4. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash, cash equivalents, and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions, and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.

Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Surplus notes and borrowed money: Fair values for surplus notes and borrowed money are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                               DECEMBER 31
                                         ------------------------------------------------------
                                                    2006                        2005
                                         -------------------------   --------------------------
                                           CARRYING                    CARRYING
                                            AMOUNT      FAIR VALUE      AMOUNT       FAIR VALUE
                                         -----------   -----------   ------------   -----------
ADMITTED ASSETS
Cash, cash equivalents, and short-term
   investments                           $ 1,214,965   $ 1,214,965   $    326,027   $   326,027
Unaffiliated bonds                        32,103,292    32,462,380     35,355,634    36,054,870
Unaffiliated preferred stocks              1,689,094     1,773,025        337,338       387,135
Unaffiliated common stocks                   393,176       393,176        267,414       267,414
Mortgage loans on real estate              5,760,667     5,863,158      5,770,723     5,957,887
Policy loans                                 130,144       130,144        123,221       123,221
Interest rate caps                            10,793        10,793         25,728        25,728
Swaps                                       (167,913)      348,111       (134,522)      206,623
Receivable from parents, subsidiaries,
   and affiliates                            503,881       503,881         54,261        54,261
Separate account assets                   28,875,013    28,875,013     23,662,198    23,662,198

LIABILITIES
Investment contract liabilities           29,617,295    30,115,504     31,328,893    31,505,905
Borrowed money                               493,336       493,336          8,492         8,492
Surplus notes                                     --            --        575,000       575,000
Separate account annuity liabilities      22,890,368    22,890,368     20,215,086    20,215,643

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5. INVESTMENTS

The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

                                                                           GROSS          GROSS
                                                                         UNREALIZED    UNREALIZED
                                                             GROSS      LOSSES LESS     LOSSES 12    ESTIMATED
                                              CARRYING    UNREALIZED      THAN 12        MONTHS         FAIR
                                               AMOUNT        GAINS         MONTHS        OR MORE       VALUE
                                            -----------   ----------   -------------   ----------   -----------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies    $   423,901    $  2,140       $   876       $  5,701    $   419,464
   State, municipal, and other government       684,807      61,035         1,710         10,418        733,714
   Public utilities                           2,159,941      85,344         3,766         20,344      2,221,175
   Industrial and miscellaneous              18,867,823     549,897        47,310        211,195     19,159,214
   Mortgage and other asset-backed
      securities                              9,966,820      46,050         9,222         74,836      9,928,813
                                            -----------    --------       -------       --------    -----------
                                             32,103,292     744,466        62,884        322,494     32,462,380
Unaffiliated preferred stocks                 1,689,094      94,679         2,098          8,650      1,773,025
                                            -----------    --------       -------       --------    -----------
                                            $33,792,386    $839,145       $64,982       $331,144    $34,235,405
                                            ===========    ========       =======       ========    ===========

                                                                           GROSS          GROSS
                                                                         UNREALIZED    UNREALIZED
                                                             GROSS      LOSSES LESS     LOSSES 12    ESTIMATED
                                              CARRYING    UNREALIZED      THAN 12        MONTHS         FAIR
                                               AMOUNT        GAINS         MONTHS        OR MORE       VALUE
                                            -----------   ----------   -------------   ----------   -----------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies    $   467,041   $    2,503      $  1,377      $  4,954    $   463,213
   State, municipal, and other government       729,272       76,529        10,322         8,152        787,326
   Public utilities                           2,393,792      137,486        13,895         5,964      2,511,419
   Industrial and miscellaneous              22,146,828      858,567       181,175        79,549     22,744,672
   Mortgage and other asset-backed
      securities                              9,618,701       52,048        62,704        59,805      9,548,240
                                            -----------   ----------      --------      --------    -----------
                                             35,355,634    1,127,133       269,473       158,424     36,054,870
Unaffiliated preferred stocks                   337,338       52,580         1,780         1,003        387,135
                                            -----------   ----------      --------      --------    -----------
                                            $35,692,972   $1,179,713      $271,253      $159,427    $36,442,005
                                            ===========   ==========      ========      ========    ===========

The Company held bonds and preferred stock at December 31, 2006 and 2005 with a carrying value of $44,139 and $61,497, respectively, and amortized cost of $56,799 and $83,913, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5. INVESTMENTS (CONTINUED)

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,502 and 623 securities with a carrying amount of $11,033,069 and $4,015,779 and an unrealized loss of $331,144 and $159,427 with an average price of 97.0 and 95.8 (NAIC market value/amortized cost). Of this portfolio, 94.4% and 92.8% were investment grade with associated unrealized losses of $291,095 and $134,004, respectively.

At December 31, 2006 and 2005, respectively, for securities in an unrealized loss position less than twelve months, the Company held 808 and 1,663 securities with a carrying amount of $5,751,378 and $12,911,044 and an unrealized loss of $64,982 and $271,253 with an average price of 46.7 and 97.8 (NAIC market value/amortized cost). Of this portfolio, 96.8% and 93.7% were investment grade with associated unrealized losses of $52,315 and $232,159, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes, and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2006 and 2005 is as follows:

                                                LOSSES LESS    LOSSES 12
                                                  THAN 12      MONTHS OR
                                                   MONTHS         MORE         TOTAL
                                                -----------   -----------   -----------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies         $  101,985   $   203,936   $   305,921
   State, municipal and other government            107,264       103,700       210,964
   Public utilities                                 325,631       618,315       943,946
   Industrial and miscellaneous                   3,082,806     6,373,498     9,456,304
   Mortgage and other asset-backed securities     1,890,306     3,081,179     4,971,485
                                                 ----------   -----------   -----------
                                                  5,507,992    10,380,628    15,888,620
Unaffiliated preferred stocks                       178,404       321,295       499,699
Unaffiliated common stocks                           75,770            --        75,770
                                                 ----------   -----------   -----------
                                                 $5,762,166   $10,701,923   $16,464,089
                                                 ==========   ===========   ===========

                                                LOSSES LESS    LOSSES 12
                                                  THAN 12      MONTHS OR
                                                   MONTHS         MORE         TOTAL
                                                -----------   -----------   -----------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies         $  141,244   $   170,403   $   311,647
   State, municipal and other government             60,165        97,138       157,303
   Public utilities                                 143,598       704,324       847,922
   Industrial and miscellaneous                   1,978,492     7,468,676     9,447,168
   Mortgage and other asset-backed securities     1,345,999     4,120,924     5,466,923
                                                 ----------   -----------   -----------
                                                  3,669,498    12,561,465    16,230,963
Unaffiliated preferred stocks                        20,355        60,503        80,858
Unaffiliated common stocks                            1,367        48,206        49,573
                                                 ----------   -----------   -----------
                                                 $3,691,220   $12,670,174   $16,361,394
                                                 ==========   ===========   ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The carrying amounts and estimated fair values of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               CARRYING     ESTIMATED
                                                AMOUNT      FAIR VALUE
                                             -----------   -----------
Due in one year or less                      $ 1,586,577   $ 1,582,428
Due after one year through five years          9,831,426     9,904,018
Due after five years through ten years         6,486,057     6,523,777
Due after ten years                            4,232,412     4,523,344
                                             -----------   -----------
                                              22,136,472    22,533,567
Mortgage and other asset-backed securities     9,966,820     9,928,813
                                             -----------   -----------
                                             $32,103,292   $32,462,380
                                             ===========   ===========

A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                     ------------------------------------
                                                        2006         2005         2004
                                                     ----------   ----------   ----------
Bonds                                                $1,908,966   $2,054,492   $2,042,322
Preferred stock                                          89,786       23,293       32,211
Common stock                                              5,404        3,688        3,057
Mortgage loans                                          389,683      383,849      349,988
Real estate                                               4,238        4,871        6,625
Policy loans                                              8,501        9,277        6,903
Derivatives                                              (6,687)     (29,658)      (8,508)
Cash, cash equivalents, and short-term investments       24,043       12,461       12,468
Other                                                    68,733       65,023       42,405
                                                     ----------   ----------   ----------
Gross investment income                               2,492,667    2,527,296    2,487,471
Less investment expenses                               (115,756)    (137,242)    (106,722)
                                                     ----------   ----------   ----------
Net investment income                                $2,376,911   $2,390,054   $2,380,749
                                                     ==========   ==========   ==========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                 YEAR ENDED DECEMBER 31
                        ---------------------------------------
                            2006          2005          2004
                        -----------   -----------   -----------
Proceeds                $20,443,729   $23,512,439   $27,382,644
                        ===========   ===========   ===========
Gross realized gains    $   251,133   $   291,791   $   377,571
Gross realized losses      (215,545)     (203,370)     (170,327)
                        -----------   -----------   -----------
Net realized gains      $    35,588   $    88,421   $   207,244
                        ===========   ===========   ===========

Gross realized losses for the years ended December 31, 2006, 2005, and 2004 include $21,993, $42,184, and $41,722, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2006, investments with an aggregate carrying value of $53,428 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

                                                       REALIZED
                                                YEAR ENDED DECEMBER 31
                                            ------------------------------
                                              2006       2005       2004
                                            --------   --------   --------
Bonds                                       $   (758)  $ 97,640   $156,899
Preferred stocks                              36,370     (9,219)    50,345
Common stocks                                 (1,982)    (4,465)     9,300
Mortgage loans on real estate                    385     (3,054)   (12,719)
Real estate                                      515      2,538      6,320
Short-term investments                            (5)        (7)     2,113
Derivatives                                    6,275    (27,493)   (37,464)
Other invested assets                        110,648     69,851     40,595
                                            --------   --------   --------
                                             151,448    125,791    215,389
Tax effect                                   (50,291)   (53,227)   (50,818)
Transfer to interest maintenance reserve      13,330    (63,341)   (98,780)
                                            --------   --------   --------
Net realized capital gains on investments   $114,487   $  9,223   $ 65,791
                                            ========   ========   ========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

                                                      CHANGE IN UNREALIZED
                                                     YEAR ENDED DECEMBER 31
                                                -------------------------------
                                                  2006        2005       2004
                                                --------   ---------   --------
Bonds                                           $ 13,177   $(112,374)  $ 54,762
Preferred stocks                                  45,805       1,816      8,029
Common stocks                                     (5,460)      5,085     14,629
Affiliated entities                                7,086       2,619     57,132
Other invested assets                            116,799      58,498    (33,808)
Derivative instruments                           (59,193)     88,809    (40,228)
                                                --------   ---------   --------
Change in net unrealized capital gains/losses   $118,214   $  44,453   $ 60,516
                                                ========   =========   ========

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                          DECEMBER 31
                       -----------------
                         2006      2005
                       -------   -------
Unrealized gains       $34,180   $35,911
Unrealized losses       (7,153)   (3,424)
                       -------   -------
Net unrealized gains   $27,027   $32,487
                       =======   =======

During 2006, the Company issued mortgage loans with interest rates ranging from 5.09% to 7.60% for commercial loans and 6.65% to 8.14% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 86%. Mortgage loans with a carrying amount of $23 were non-income producing for the previous 180 days. Accrued interest of $4 and $157 related to these mortgage loans was excluded from investment income at December 31, 2006 and 2005, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2005, the carry amounts of impaired loans with a related allowance for credit losses were $105 with associated allowances of $104. There were no impaired mortgage loans with a related allowance for credit losses as of December 31, 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2006 or 2005. The average recorded investment in impaired loans during 2006 and 2005 was $17 and $4,766, respectively.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for the year ended December 31, 2006.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                              YEAR ENDED DECEMBER 31
                                                             -----------------------
                                                             2006    2005      2004
                                                             ----   ------   -------
Balance at beginning of period                               $104   $8,184   $ 8,363
Additions, net charged to operations                           --      838    13,234
Reduction due to write-downs charged against the allowance    104    7,612     6,300
Recoveries in amounts previously charged off                   --    1,306     7,113
                                                             ----   ------   -------
Balance at end of period                                     $ --   $  104   $ 8,184
                                                             ====   ======   =======

At December 31, 2006 and 2005, the Company had recorded investments in restructured securities of $9,644 and $15,354, respectively. The capital gains taken as a direct result of restructures in 2006 were $4,198. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $172,414 and $143,121, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                             GEOGRAPHIC DISTRIBUTION

                   DECEMBER 31
                   -----------
                   2006   2005
                   ----   ----
South Atlantic      22%    23%
Pacific             21     21
Mountain            17     17
Middle Atlantic     15     12
E. North Central    10     13
W. North Central     5      7
W. South Central     5      3
E. South Central     3      2
New England          2      2

                           PROPERTY-TYPE DISTRIBUTION

                   DECEMBER 31
                   -----------
                   2006   2005
                   ----   ----
Office              35%    36%
Industrial          21     20
Apartment           19     19
Retail              16     18
Other                4      4
Agriculture          4      2
Medical              1      1

For the year ending December 31, 2006, the Company has seven Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from five to eighteen years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2008 is $3,361. There were no impairment losses, write-downs, or reclassifications during the year related to any of these credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 29 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2006, none of the Company's cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005, the Company has recorded $(27,316) and $(16,971), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

5.   INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $170,856 and $257,592, respectively, and credit default swaps with a fair value of $1,128 and $655, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $479,107 and $120,120, respectively.

At December 31, 2006 and 2005, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                NOTIONAL AMOUNT
                                                            -----------------------
                                                               2006         2005
                                                            ----------   ----------
Derivative securities:
   Interest rate and currency swaps:
      Receive fixed - pay floating                          $6,156,247   $6,049,495
      Receive floating - pay fixed                           6,860,032    5,177,710
      Receive fixed - pay fixed                                107,148           --
      Receive floating (uncapped) - pay floating (capped)    4,093,896    2,252,501
   Interest rate cap agreement                               4,521,900    4,503,253
   Interest rate floor agreements                               59,200           --

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                               YEAR ENDED DECEMBER 31
                                       --------------------------------------
                                           2006          2005         2004
                                       -----------   -----------   ----------
Direct premiums                        $ 7,282,848   $ 6,263,720   $6,613,440
Reinsurance assumed - non affiliates         4,025         4,151        4,135
Reinsurance assumed - affiliates           229,506       118,163      606,996
Reinsurance ceded - non affiliates         (99,068)     (143,292)    (154,630)
Reinsurance ceded - affiliates          (2,507,526)   (1,137,525)    (728,691)
                                       -----------   -----------   ----------
Net premiums earned                    $ 4,909,785   $ 5,105,217   $6,341,250
                                       ===========   ===========   ==========

The Company received reinsurance recoveries in the amount of $266,434, $207,157, and $246,616, during 2006, 2005, and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $12,977 and $13,626, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $8,260,587 and $2,954,515, respectively.

The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $15,022.

At December 31, 2006 and 2005, amounts recoverable from unaffiliated unauthorized reinsurers of $1,034 and $1,497, respectively, and reserve credits for reinsurance ceded of $25,221 and $28,971, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $27,616 and $32,063 at December 31, 2006 and 2005, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2006, 2005, and 2004, $1,403, $1,437, and $1,480,
respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2006, 2005, and 2004, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $585,938 and $625,459 at December 31, 2006 and December 31, 2005, respectively.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $247, $256, and $266 into earnings during 2006, 2005, and 2004, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $2,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. During 2006, 2005, and 2004, the Company has amortized $2,632, $985, and $6,979, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

6.   REINSURANCE (CONTINUED)

During 2004, the Company entered into a reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $803,793, $861,776, and $677,733 during 2006, 2005, and 2004, respectively, and has taken a reserve credit of $2,111,108 and $1,419,368 at December 31, 2006 and 2005, respectively. The Company has a liability for funds held under reinsurance of $2,058,100 and $1,364,943 at December 31, 2006 and December 31, 2005, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured business it had previously ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations.

On October 1, 2004, the Company recaptured business it had previously ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2006, the Company amortized $1,359 into earnings with a corresponding charge to unassigned surplus.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7.   INCOME TAXES

The main components of net deferred income taxes are as follows:

                                              DECEMBER 31
                                          -------------------
                                            2006       2005
                                          --------   --------
Deferred income tax assets:
   Guaranty funds                         $  6,350   $  6,156
   Non-admitted assets                       6,959      2,813
   807(f) assets                             6,042      8,195
   Partnerships                             33,185         --
   Tax basis deferred acquisition costs    242,335    212,840
   Reserves                                103,702    100,065
   Unrealized capital losses                44,330     65,081
   Derivatives                              36,455     60,941
   Deferred intercompany losses             11,042      1,918
   Other                                     7,690      6,798
                                          --------   --------
Total deferred income tax assets           498,090    464,807
   Nonadmitted deferred tax assets         251,610    169,345
                                          --------   --------
Admitted deferred tax assets               246,480    295,462
Deferred income tax liabilities:
   Unrealized capital gains                112,838    140,564
   807(f) liability                          6,742      4,182
   Accrued dividends                         3,561      4,447
   Deferred intercompany gains              13,724     11,524
   Partnerships                                 --     17,745
   Other                                     1,273        608
                                          --------   --------
Total deferred income tax liabilities      138,138    179,070
                                          --------   --------
Net admitted deferred tax asset           $108,342   $116,392
                                          ========   ========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7.   INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets are as follows:

                                                   DECEMBER 31
                                          -----------------------------
                                            2006       2005      CHANGE
                                          --------   --------   -------
Total deferred tax assets                 $498,090   $464,807   $33,283
Total deferred tax liabilities             138,138    179,070    40,932
                                          --------   --------   -------
Net deferred tax asset                    $359,952   $285,737    74,215
                                          ========   ========
Tax effect of unrealized gains (losses)                          16,806
                                                                -------
Change in net deferred income tax                               $91,021
                                                                =======

                                                    DECEMBER 31
                                          ------------------------------
                                            2005       2004      CHANGE
                                          --------   --------   --------
Total deferred tax assets                 $464,807   $410,825   $ 53,982
Total deferred tax liabilities             179,070    154,808    (24,262)
                                          --------   --------   --------
Net deferred tax asset                    $285,737   $256,017     29,720
                                          ========   ========
Tax effect of unrealized gains (losses)                            4,785
                                                                --------
Change in net deferred income tax                               $ 34,505
                                                                ========

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7. INCOME TAXES (CONTINUED)

                                                          YEAR ENDED DECEMBER 31
                                                      ------------------------------
                                                        2006       2005       2004
                                                      --------   --------   --------
Income tax computed at federal statutory rate (35%)   $124,013   $102,803   $ 97,892
   Deferred acquisition costs - tax basis               28,780      3,237     14,810
   Depreciation                                             --         --         53
   Dividends received deduction                        (22,343)   (22,887)    (8,511)
   IMR amortization                                     (7,628)   (13,821)   (11,515)
   Investment income items                              (7,952)    (9,159)    (4,233)
   Low income housing credits                           (4,830)    (5,138)    (5,215)
   Limited partnerships book/tax difference             (3,754)    (2,477)    13,641
   Prior year over (under) accrual                      48,942    (22,832)     2,409
   Tax contingencies                                     4,242        930      4,845
   Prior year receivable                               (20,067)   (18,578)   (18,578)
   Reinsurance transactions                              1,624     (2,094)    (5,049)
   Tax credits                                          (4,285)      (716)      (218)
   Tax reserve adjustment                                 (285)    (3,549)       242
   Other                                                   (45)    (1,417)    (2,256)
                                                      --------   --------   --------
Federal income tax expense                             136,412      4,302     78,317
Change in net deferred income taxes                    (91,021)   (34,505)    35,091
                                                      --------   --------   --------
Total income taxes                                    $ 45,391   $(30,203)  $113,408
                                                      ========   ========   ========

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2005, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2006.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

7. INCOME TAXES (CONTINUED)

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Income taxes incurred during 2006, 2005, and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $317,053, $161,759, and $124,669, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. Distributions from the PSA were made during 2006 and 2005 in the amounts of $20,258 and $20,387, respectively, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                             DECEMBER 31
                                                         --------------------------------------------------
                                                                    2006                      2005
                                                         -------------------------   ----------------------
                                                                         PERCENT                    PERCENT
                                                            AMOUNT       OF TOTAL       AMOUNT     OF TOTAL
                                                         -----------   -----------   -----------   --------
Subject to discretionary withdrawal with market value
   adjustment                                            $ 3,073,540         5%      $ 4,137,425       7%
Subject to discretionary withdrawal at book value less
   surrender charge of 5% or more                          6,661,713        11         5,194,249       9
Subject to discretionary withdrawal at fair value         22,471,785        38        19,641,958      34
                                                         -----------       ---       -----------     ---
Total with adjustment or at market value                  32,207,038        54        28,973,632      50
Subject to discretionary withdrawal at book value
   (minimal or no charges or adjustments)                 13,065,825        22        16,625,467      29
Not subject to discretionary withdrawal                   14,206,871        24        12,093,715      21
                                                         -----------       ---       -----------     ---
Total annuity reserves and deposit fund liabilities
   - before reinsurance                                   59,479,734       100%       57,692,814     100%
                                                                           ===                       ===
Less reinsurance ceded                                     6,254,160                   2,590,225
                                                         -----------                 -----------
Net annuity reserves and deposit fund liabilities        $53,225,574                 $55,102,589
                                                         ===========                 ===========

Included in the liability for deposit-type contracts at December 31, 2006 and 2005 are $2,215,320 and $3,449,986, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2006, the contractual maturities were:
2007 - $1,375,474; 2008 - $0; 2009 - $370,500; 2010 - $55,339, 2011 - $125,345;
thereafter - $288,662.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,805,498 and $4,218,445 at December 31, 2006 and 2005, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2006 and 2005 is as follows:

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the year ended December 31, 2006            $  7,471          $--        $ 4,874,131    $ 4,881,602
                                                   --------          ---        -----------    -----------
Reserves for separate accounts with assets at:
   Fair value                                      $     --          $--        $27,230,773    $27,230,773
   Amortized cost                                   493,802           --                 --        493,802
                                                   --------          ---        -----------    -----------
Total at December 31, 2006                         $493,802          $--        $27,230,773    $27,724,575
                                                   ========          ===        ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2006:
   Subject to discretionary withdrawal:
      With market value adjustment                 $ 37,244          $--        $        --    $    37,244
      At book value without market
         value adjustment and with current
         surrender charge of 5% or more                  --           --                 --             --
      At fair value                                      --           --         27,230,773     27,230,773
      At book value without market
         value adjustment and with current
         surrender charge of less than 5%           456,558           --                 --        456,558
   Not subject to discretionary withdrawal               --           --                 --             --
                                                   --------          ---        -----------    -----------
   Total separate account liabilities at
      December 31, 2006                            $493,802          $--        $27,230,773    $27,724,575
                                                   ========          ===        ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the year ended December 31, 2005            $  7,756       $     --      $ 3,592,608    $ 3,600,364
                                                   ========       ========      ===========    ===========
Reserves for separate accounts with assets at:
   Fair value                                      $     --       $     --      $22,429,774    $22,429,774
   Amortized cost                                   472,193        136,956               --        609,149
                                                   --------       --------      -----------    -----------
Total at December 31, 2005                         $472,193       $136,956      $22,429,774    $23,038,923
                                                   ========       ========      ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2005:
   Subject to discretionary withdrawal:
      With market value adjustment                 $     --       $136,956      $        --    $   136,956
      At book value without market
         value adjustment and with
         current surrender charge of 5%
         or more                                         --             --               --             --
      At fair value                                      --             --       22,429,774     22,429,774
      At book value without market
         value adjustment and with
         current surrender charge of less
         than 5%                                    436,447             --               --        436,447
   Not subject to discretionary
      withdrawal                                     35,746             --               --         35,746
                                                   --------       --------      -----------    -----------
   Total separate account liabilities at
      December 31, 2005                            $472,193       $136,956      $22,429,774    $23,038,923
                                                   ========       ========      ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                  NONINDEXED
                                                  GUARANTEED     NONINDEXED    NONGUARANTEED
                                                 LESS THAN OR    GUARANTEED       SEPARATE
                                                  EQUAL TO 4%   MORE THAN 4%      ACCOUNT         TOTAL
                                                 ------------   ------------   -------------   -----------
Premiums, deposits, and other considerations
   for the  year ended December 31, 2004           $ 11,643       $     --      $ 3,125,541    $ 3,137,184
                                                   ========       ========      ===========    ===========
Reserves for separate accounts with assets at:
   Fair value                                      $     --       $     --      $19,631,255    $19,631,255
   Amortized cost                                   450,201        255,701               --        705,902
                                                   --------       --------      -----------    -----------
Total at December 31, 2004                         $450,201       $255,701      $19,631,255    $20,337,157
                                                   ========       ========      ===========    ===========
Reserves for separate accounts by withdrawal
   characteristics at December 31, 2004:
   Subject to discretionary withdrawal:
      With market value adjustment                 $     --       $255,701      $    65,384    $   321,085
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more                  --             --               --             --
      At fair value                                      --             --       19,565,871     19,565,871
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%           418,070             --               --        418,070
   Not subject to discretionary withdrawal           32,131             --               --         32,131
                                                   --------       --------      -----------    -----------
   Total separate account liabilities at
      December 31, 2004                            $450,201       $255,701      $19,631,255    $20,337,157
                                                   ========       ========      ===========    ===========

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                   YEAR ENDED DECEMBER 31
                                          ---------------------------------------
                                              2006          2005          2004
                                          -----------   -----------   -----------
Transfers as reported in the summary of
   operations of the separate accounts
   statement:
      Transfers to separate accounts      $ 4,875,079   $ 3,593,932   $ 3,133,505
      Transfers from separate accounts     (2,463,321)   (2,235,249)   (2,117,121)
                                          -----------   -----------   -----------
Net transfers to separate accounts          2,411,758     1,358,683     1,016,384
Miscellaneous reconciling adjustments           5,763         6,833         5,805
                                          -----------   -----------   -----------
Transfers as reported in the summary of
   operations of the life, accident and
   health annual statement                $ 2,417,521   $ 1,365,516   $ 1,022,189
                                          ===========   ===========   ===========

At December 31, 2006 and 2005, the Company had separate account annuities with guaranteed benefits as follows:

                                            SUBJECTED    AMOUNT OF   REINSURANCE
                                             ACCOUNT      RESERVE      RESERVE
BENEFIT AND TYPE OF RISK                      VALUE         HELD        CREDIT
------------------------                   -----------   ---------   -----------
DECEMBER 31, 2006
   Minimum guaranteed death benefit        $14,637,639    $174,306     $18,781
   Minimum guaranteed income benefit         9,710,748     134,293       8,043
   Guaranteed premium accumulation fund         54,534       8,575          --
   Minimum guaranteed withdrawal benefit        60,452         440          --

DECEMBER 31, 2005
   Minimum guaranteed death benefit        $13,441,966    $148,186     $25,827
   Minimum guaranteed income benefit         8,303,742     111,898       6,973
   Guaranteed premium accumulation fund         61,322       8,875          --
   Minimum guaranteed withdrawal benefit     1,257,973       7,002      (4,448)

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                          GROSS    LOADING     NET
                                         -------   -------   -------
DECEMBER 31, 2006
Life and annuity:
   Ordinary direct first year business   $ 4,172   $ 2,781   $ 1,391
   Ordinary direct renewal business       21,163     6,794    14,369
   Group life direct business              2,680     1,913       767
                                         -------   -------   -------
Total life and annuity                    28,015    11,488    16,527
Accident and health:
   Direct                                  3,917        --     3,917
                                         -------   -------   -------
Total accident and health                  3,917        --     3,917
                                         -------   -------   -------
                                         $31,932   $11,488   $20,444
                                         =======   =======   =======

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                          GROSS    LOADING     NET
                                         -------   -------   -------
DECEMBER 31, 2005
Life and annuity:
   Ordinary direct first year business   $ 3,520   $ 2,463   $ 1,057
   Ordinary direct renewal business       21,815     7,026    14,789
   Group life direct business              3,233     2,347       886
                                         -------   -------   -------
Total life and annuity                    28,568    11,836    16,732
Accident and health:
   Direct                                  4,422        --     4,422
                                         -------   -------   -------
Total accident and health                  4,422        --     4,422
                                         -------   -------   -------
                                         $32,990   $11,836   $21,154
                                         =======   =======   =======

At December 31, 2006 and 2005, the Company had insurance in force aggregating $853,719 and $1,023,533, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $24,001 and $29,615 to cover these deficiencies at December 31, 2006 and 2005, respectively.

9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $217,911.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2006, 2005, and 2004 was $2,679, $2,789, and $1,417, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,683, $1,515, and $620 were allocated for the years ended December 31, 2006, 2005, and 2004, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2006, 2005, and 2004 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

10.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental, and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $215, $273, and $172, for the years ended December 31, 2006, 2005, and 2004, respectively.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS, AND EXTINGUISHMENTS OF LIABILITIES

During 2006, 2005, and 2004, the Company sold $6,050, $10,788, and $23,460, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $9,846 were nonadmitted as of December 31, 2006.

The Company has recorded liabilities of $156,180 and $66,072 for municipal reverse repurchase agreements as of December 31, 2006 and 2005, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $161,711 and $68,279 as of December 31, 2006 and 2005, respectively. These securities have maturity dates that range from 2010 to 2028 and have a weighted average interest rate of 7.88%.

At December 31, 2006 and 2005, securities with a book value of $486,968 and $8,504 and a market value of $489,615 and $8,468 were subject to dollar reverse repurchase agreements, respectively. These securities have maturity dates ranging from 2030 to 2036 and have a weighted average interest rate of 5.45%.

The Company has an outstanding liability for borrowed money in the amount of $493,336 and $8,492 as of December 31, 2006 and 2005 due to participation in dollar reverse repurchase agreements.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS, AND EXTINGUISHMENTS OF LIABILITIES (CONTINUED)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, the value of securities loaned amounted to $1,501,263 and $1,237,883, respectively.

12.  RELATED PARTY TRANSACTIONS

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, 2005, and 2004, the Company paid $108,387, $82,913, and $95,876, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $42,513 for these services during 2006.

Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company reported a net amount of $64,775 to affiliates and $12,261 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation, an affiliate. The note is due by June 22, 2007 and bears interest at 5.06%. During 2006, 2005, and 2004, the Company paid net interest of $5,767, $14,352, and $1,943, respectively, to affiliates.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which were repaid in the first quarter of 2006. At December 31, 2006 and 2005, the Company has a note payable to Commonwealth General Corporation of $10, bearing interest at 6% and due on December 31, 2030.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $255,273 and $245,922 at December 31, 2006 and 2005, respectively.

13.  COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,674,608 as of December 31, 2006. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

At December 31, 2006, 2005, and 2004, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2006 and 2005, the net amount of securities being acquired
(sold) on a "to be announced" (TBA) basis was $(10,668) and $3,043, respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2006, the Company has pledged invested assets with a carrying value and market value of $4,147 and $4,190, respectively, in conjunction with these transactions.

Assets in the amount of $1,553,519 and $1,090,893 as of December 31, 2006 and 2005, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company has contingent commitments for $649,558 and $645,650 at December 31, 2006 and 2005, respectively, for joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $3,361 and $441, respectively.

At December 31, 2006 and 2005, the Company has mortgage loan commitments of $381,650 and $64,863, respectively.

Private placement commitments outstanding as of December 31, 2006 were $144,009. There were no private placement commitments outstanding as of December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not

                       Transamerica Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,931 and $18,520 and an offsetting premium tax benefit of $0 and $7,075 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $1,116, $286, and $365 for the years ended December 31, 2006, 2005, and 2004, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding company's state of domicile does not recognize the Company as an authorized reinsurer.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2006

SCHEDULE I

                                                                                                    AMOUNT AT
                                                                                                   WHICH SHOWN
                                                                                                      IN THE
                                                                                        MARKET       BALANCE
                         TYPE OF INVESTMENT                              COST (1)       VALUE         SHEET
                         ------------------                            -----------   -----------   -----------
FIXED MATURITIES
Bonds:
   United States Government and government agencies and authorities    $   492,256   $   487,905   $   492,256
   States, municipalities, and political subdivisions                    1,208,782     1,201,961     1,208,782
   Foreign governments                                                     488,024       541,125       488,024
   Public utilities                                                      2,159,941     2,221,175     2,159,941
   All other corporate bonds                                            27,754,289    28,010,214    27,754,289
Preferred stocks                                                         1,689,094     1,773,025     1,689,094
                                                                       -----------   -----------   -----------
Total fixed maturities                                                  33,792,386    34,235,405    33,792,386

EQUITY SECURITIES
Common stocks:
   Public utilities                                                             --            --            --
   Banks, trust, and insurance                                              68,526        68,566        68,566
   Industrial, miscellaneous, and all other                                297,622       324,610       324,610
                                                                       -----------   -----------   -----------
Total common stocks                                                        366,148       393,176       393,176

Mortgage loans on real estate                                            5,760,667                   5,760,667
Real estate                                                                 30,211                      30,211
Policy loans                                                               130,144                     130,144
Other long-term investments                                              1,543,092                   1,543,092
Cash, cash equivalents, and short-term investments                       1,214,965                   1,214,965
                                                                       -----------                 -----------
Total investments                                                      $42,837,611                 $42,864,639
                                                                       ===========                 ===========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                                  FUTURE                                                         BENEFITS,
                                  POLICY                                                          CLAIMS
                                 BENEFITS                POLICY AND                    NET      LOSSES AND      OTHER
                                   AND       UNEARNED     CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT    OPERATING   PREMIUMS
                                 EXPENSES    PREMIUMS   LIABILITIES     REVENUE      INCOME*     EXPENSES     EXPENSES*    WRITTEN
                               -----------   --------   -----------   ----------   ----------   ----------   ----------   --------
YEAR ENDED DECEMBER 31, 2006
Individual life                $ 3,757,098    $    --     $22,168     $  331,370   $  254,197   $  237,374   $1,991,303
Individual health                  654,089     12,108      27,846        132,849       41,169      168,879       39,561   $132,054
Group life and health              426,975      3,529      20,792        123,312       28,551       91,478       66,974    200,964
Annuity                         23,038,230         --       3,839      4,322,254    2,052,994    4,777,487    1,465,687
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $27,876,392    $15,637     $74,645     $4,909,785   $2,376,911   $5,275,218   $3,563,525
                               ===========    =======     =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31, 2005
Individual life                $ 3,733,738    $    --     $21,092     $  658,856   $  231,660   $  212,786   $  659,658
Individual health                  562,473     11,670      22,345        126,590       32,417      146,318       42,532   $127,460
Group life and health              411,648      3,611      28,479        128,286       24,716      124,052       52,140    214,013
Annuity                         26,901,713         --       5,628      4,191,485    2,101,261    4,691,047    1,538,213
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $31,609,572    $15,281     $77,544     $5,105,217   $2,390,054   $5,174,203   $2,292,543
                               ===========    =======     =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31, 2004
Individual life                $ 3,722,730    $    --     $18,826     $1,109,335   $  203,679   $  561,099   $  767,391
Individual health                  481,153     11,264      20,082        125,322       25,246      149,813       34,059   $126,384
Group life and health              371,785      3,678      26,399        133,651       20,452      129,852       69,401    222,495
Annuity                         28,876,607         --          --      4,972,942    2,131,372    6,571,058    1,353,494
                               -----------    -------     -------     ----------   ----------   ----------   ----------
                               $33,452,275    $14,942     $65,307     $6,341,250   $2,380,749   $7,411,822   $2,224,345
                               ===========    =======     =======     ==========   ==========   ==========   ==========

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                             ASSUMED                  PERCENTAGE
                                                 CEDED        FROM                     OF AMOUNT
                                                TO OTHER      OTHER         NET         ASSUMED
                               GROSS AMOUNT    COMPANIES    COMPANIES      AMOUNT       TO NET
                               ------------   -----------   ---------   -----------   ----------
YEAR ENDED DECEMBER 31, 2006
Life insurance in force         $37,877,300   $ 6,921,308    $ 99,276   $31,055,268        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $ 2,005,429   $ 1,678,175    $  4,116   $   331,370        1%
   Individual health                132,054          (795)         --       132,849        0
   Group life and health            200,964        77,652          --       123,312        0
   Annuity                        4,944,401       851,562     229,415     4,322,254        5
                                -----------   -----------    --------   -----------      ---
                                $ 7,282,848   $ 2,606,594    $233,531   $ 4,909,785        5%
                                ===========   ===========    ========   ===========      ===
YEAR ENDED DECEMBER 31, 2005
Life insurance in force         $44,440,385   $13,277,543    $ 95,282   $31,258,124        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $   901,447   $   246,822    $  4,231   $   658,856        1%
   Individual health                127,460           870          --       126,590        0
   Group life and health            214,013        85,727          --       128,286        0
   Annuity                        5,020,800       947,398     118,083     4,191,485        3
                                -----------   -----------    --------   -----------      ---
                                $ 6,263,720   $ 1,280,817    $122,314   $ 5,105,217        2%
                                ===========   ===========    ========   ===========      ===
YEAR ENDED DECEMBER 31, 2004
Life insurance in force         $39,955,770   $ 8,914,965    $ 88,961   $31,129,766        0%
                                ===========   ===========    ========   ===========      ===
Premiums:
   Individual life              $ 1,113,967   $     8,844    $  4,212   $ 1,109,335        0%
   Individual health                126,384         1,062          --       125,322        0
   Group life and health            222,495        88,844          --       133,651        0
   Annuity                        5,150,594       784,571     606,919     4,972,942       12
                                -----------   -----------    --------   -----------      ---
                                $ 6,613,440   $   883,321    $611,131   $ 6,341,250       10%
                                ===========   ===========    ========   ===========      ===

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolution**

(b) Custodian Agreements (Not Applicable)

(c) Underwriting Contracts

     i.   a.   Amended and Restated Principal Underwriting Agreement (2)


          b.   Amendment to Underwriting Agreement (7)



          c. Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement *


     ii.  Selected Broker Agreement (7)


          a.   Selected Broker Agreement *


(d) Contracts

     i.   Specimen Variable Adjustable Life Insurance Policy**

     ii.  Rider**

     iii. Experience Credits Rider (9)

(e) Application**


     i.   Application *


(f) Depositor's Certificate of Incorporation and By-Laws

     i.   Articles of Incorporation of Transamerica Life Insurance Company (1)

     ii.  By-Laws of Transamerica Life Insurance Company(1)

(g) Reinsurance Contracts

     i.   Reinsurance Treaty dated July 1, 2002 (5)

(h) Participation Agreements

     i. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund (3)

          b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II (3)

          c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (3)

          d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (7)

          e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III(7)


          f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds (13)



          g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds *


     ii.  a. Participation Agreement regarding PIMCO Variable Insurance Trust
          (7)

          b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)

          c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)


          d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust *

          e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust*


     iii. a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)

          b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. *


     iv.  a. Participation Agreement regarding Janus Aspen Series (4)

          b. Amendment to Participation Agreement regarding Janus Aspen
          Series(7)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. *


     v. a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)

          b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)

     vi. a. Participation Agreement regarding Universal Institutional Funds, Inc. (7)

          b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)

          c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)


          d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc.*


     vii. a. Participation Agreement regarding Vanguard Variable Insurance Funds
          (7)

          b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)

          c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)


          d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds*


     viii. a. Participation Agreement regarding Royce Capital Fund (7)

          b. Amendment to Participation Agreement regarding Royce Capital
          Fund(7)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund*


     ix.  a. Participation Agreement regarding Rydex Variable Trust (7)

          b. Amendment to Participation Agreement regarding Rydex Variable Trust(7)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust*


     x.   Participation Agreement regarding Gateway Variable Insurance Trust (7)

     xi. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (7)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc.*


     xii. Participation Agreement regarding Third Avenue Variable Insurance Trust(7)


          a. a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance Trust*

     xiii. a. Participation Agreement regarding PBHG Insurance Series Fund (7)

          b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund(7)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund)*


     xiv. a. Participation Agreement regarding AIM Variable Insurance Funds(8)

          b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(9)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds*


     xv.  Participation Agreement regarding Van Eck Worldwide Insurance Trust(9)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust*


     xvi. Participation Agreement regarding American Funds Insurance Series(12)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series*



     xvii. Participation Agreement regarding DWS Investments VIT Funds*



          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds*


(i) Administrative Contracts

     i.   Third Party Administration and Transfer Agent Agreement (6)

(j) Other Material Contracts (Not applicable)

(k) Legal Opinion(7)

(l) Actuarial Opinion (Not Applicable)

(m) Calculation (Not Applicable)

(n) Other Opinions

     i.   Consent of Ernst & Young LLP*

     ii.  Consent of Sutherland Asbill & Brennan LLP*


     iii. Omitted Financial Statements (Not Applicable)



(o) Initial Capital Agreements (Not Applicable)



(p) Redeemability Exemption


     i.   Memorandum describing issuance, transfer and redemption procedures(7)

     ii. Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005(11)

     iii. Updated memorandum describing issuance, transfer and redemption procedures(13)


(r) Power of Attorney



     i.   Power of Attorney for Ronald L. Ziegler*



     ii.  Power of Attorney for Larry N. Norman *



     iii. Power of Attorney for Craig D. Vermie *



     iv.  Power of Attorney for Arthur C. Schneider *



     v.   Power of Attorney for Brenda K. Clancy *



     vi.  Power of Attorney for James A. Beardsworth *



     vii. Power of Attorney for Eric J. Martin *

*    Filed herewith.

** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

(1) Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

(2) Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(7) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

(10) Incorporated herein by reference to N-4 registration statement filed June 17, 2004. (File No. 333-116562)

(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)


(12) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)



(13) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


                       PRINCIPAL
                        BUSINESS
        NAME            ADDRESS                       POSITION
        ----           ---------   ---------------------------------------------
Larry N. Norman           (1)      Director, Chairman of the Board and President
Ronald L. Ziegler         (1)      Director and Vice President
Craig D. Vermie           (1)      Director, Senior Vice President, Secretary, and General Counsel
Arthur C. Schneider       (1)      Director, Senior Vice President and Chief Tax Officer
Brenda K. Clancy          (1)      Director, Executive Vice President, and Chief Operations Officer
James A. Beardsworth      (1)      Senior Vice President and Treasurer
Eric J. Martin            (1)      Vice President and Corporate Controller

(1)  4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


                                   JURISDICTION OF
             NAME                   INCORPORATION      PERCENT OF VOTING SECURITIES OWNED                   BUSINESS
             ----               --------------------  -----------------------------------  -----------------------------------------
Academy Alliance Holdings Inc.         Canada         100% Creditor Resources, Inc.        Holding company

Academy Alliance Insurance             Canada         100% Creditor Resources, Inc.        Insurance
Inc.

Academy Insurance Group, Inc.         Delaware        100% Commonwealth General            Holding company
                                                      Corporation

ADB Corporation, L.L.C.               Delaware        100% AUSA Holding Company            Special purpose limited Liability company

AEGON Alliances, Inc.                 Virginia        100% Benefit Plans, Inc.             Insurance company marketing support

AEGON Asset Management                Delaware        100% AUSA Holding Co.                Registered investment advisor
Services, Inc.

AEGON Assignment Corporation          Illinois        100% AEGON Financial Services        Administrator of structured settlements
                                                      Group, Inc.

AEGON Assignment Corporation          Kentucky        100% AEGON Financial Services        Administrator of structured settlements
of Kentucky                                           Group, Inc.

AEGON Canada Inc. ("ACI")              Canada         100% TIHI                            Holding company

AEGON Capital Management, Inc.         Canada         100% AEGON Canada Inc.               Portfolio management company/investment
                                                                                           adviser

AEGON Dealer Services Canada,          Canada         100% National Financial Corporation  Mutual fund dealership
Inc.

AEGON Derivatives N.V.              Netherlands       100% AEGON N.V.                      Holding company

AEGON Direct Marketing                Maryland        100% Monumental Life Insurance       Marketing company
Services, Inc.                                        Company

AEGON DMS Holding B.V.              Netherlands       100% AEGON International N.V.        Holding company

AEGON Financial Services             Minnesota        100% Transamerica Life Insurance     Marketing
Group, Inc.                                           Co.

AEGON Fund Management, Inc.            Canada         100% AEGON Canada Inc.               Mutual fund manager

AEGON Funding Corp.                   Delaware        100% AEGON USA, Inc.                 Issue debt securities-net proceeds used
                                                                                           to make loans to affiliates

AEGON Institutional Markets,          Delaware        100% Commonwealth General            Provider of investment, marketing and
Inc.                                                  Corporation                          administrative services to insurance
                                                                                           companies

AEGON International N.V.            Netherlands       100% AEGON N.V.                      Holding company

AEGON Ireland Services Limited        Ireland         100% AEGON Ireland Holding B.V.      Provides the services of staff and
                                                                                           vendors to AEGON Financial Assurance
                                                                                           Ireland, Limited and AEGON Global
                                                                                           Institutional Markets, plc

AEGON Management Company              Indiana         100% AEGON U.S. Holding Corporation  Holding company

AEGON N.V.                          Netherlands       22.72% of Vereniging AEGON           Holding company
                                                      Netherlands Membership Association

AEGON Nederland N.V.                Netherlands       100% AEGON N.V.                      Holding company

AEGON Nevak Holding B.V.            Netherlands       100% AEGON N.V.                      Holding company

AEGON Structured Settlements,         Kentucky        100% Commonwealth General            Administers structured settlements of
Inc.                                                  Corporation                          plaintiff's physical injury claims
                                                                                           against property and casualty insurance
                                                                                           companies

AEGON U.S. Corporation                  Iowa          AEGON U.S. Holding Corporation owns  Holding company
                                                      12,962 shares; AEGON USA, Inc. owns
                                                      3,238 shares

AEGON U.S. Holding Corporation        Delaware        1056 shares of Common Stock owned    Holding company
                                                      by Transamerica Corp.; 225 shares
                                                      of Series A Voting Preferred Stock
                                                      owned by Transamerica Corporation

AEGON USA Investment                    Iowa          100% AUSA Holding Co.                Investment advisor
Management, Inc.

AEGON USA Investment                    Iowa          100% AEGON USA, Inc.                 Investment advisor
Management, LLC

AEGON USA Real Estate                 Delaware        100% AEGON USA Realty Advisors,      Real estate and mortgage holding company
Services, Inc.                                        Inc.

AEGON USA Realty Advisors,              Iowa          100% AUSA Holding Co,                Administrative and investment services
Inc.

AEGON USA Travel and                    Iowa          100% Money Services, Inc.            Travel and conference services
Conference Services LLC

AEGON USA, Inc.                         Iowa          10 shares Series A Preferred Stock   Holding company
                                                      owned by AEGON U.S Holding
                                                      Corporation; 150,000 shares of
                                                      Class B Non-Voting Stock owned by
                                                      AEGON U.S. Corporation; 120 shares
                                                      Voting Common Stock owned by AEGON
                                                      U.S Corporation

AEGON/Transamerica Series             Delaware        100% AEGON/Transamerica Fund         Mutual fund
Trust                                                 Advisors, Inc.

AFSG Securities Corporation         Pennsylvania      100% Commonwealth General            Broker-Dealer
                                                      Corporation

ALH Properties Eight LLC              Delaware        100% FGH USA LLC                     Real estate
ALH Properties Eleven LLC             Delaware        100% FGH USA LLC                     Real estate
ALH Properties Fifteen LLC            Delaware        100% FGH USA LLC                     Real estate
ALH Properties Five LLC               Delaware        100% FGH USA LLC                     Real estate
ALH Properties Four LLC               Delaware        100% FGH USA LLC                     Real estate
ALH Properties Nine LLC               Delaware        100% FGH USA LLC                     Real estate
ALH Properties Seven LLC              Delaware        100% FGH USA LLC                     Real estate
ALH Properties Seventeen LLC          Delaware        100% FGH USA LLC                     Real estate
ALH Properties Sixteen LLC            Delaware        100% FGH USA LLC                     Real estate
ALH Properties Ten LLC                Delaware        100% FGH USA LLC                     Real estate
ALH Properties Twelve LLC             Delaware        100% FGH USA LLC                     Real estate
ALH Properties Two LLC                Delaware        100% FGH USA LLC                     Real estate

American Bond Services LLC              Iowa          100% Transamerica Life Insurance     Limited liability company
                                                      Company (sole member)

Ammest Realty Corporation              Texas          100% Monumental Life Insurance       Special-purpose subsidiary
                                                      Company

Ampac Insurance Agency, Inc.        Pennsylvania      100% Commonwealth General            Provider of management support services
(EIN 23-1720755)                                      Corporation

Ampac, Inc.                            Texas          100% Academy Insurance Group, Inc.   Managing general agent

Apple Partners of Iowa LLC              Iowa          Members: 58.13% Monumental Life      Hold title on Trustee's Deeds on secured
                                                      Insurance Company; 41.87% Peoples    property
                                                      Benefit Life Insurance Company

ARC Reinsurance Corporation            Hawaii         100% Transamerica Corp,              Property & Casualty Insurance

ARV Pacific Villas, A                California       General Partners - Transamerica      Property
California Limited Partnership                        Affordable Housing, Inc. (0.5%);
                                                      Non-Affiliate of AEGON, Jamboree
                                                      Housing Corp. (0.5%).  Limited
                                                      Partner: TOLIC (99%)

AUSA Holding Company                  Maryland        100% AEGON USA, Inc.                 Holding company

AUSA Merger Sub, Inc.                 Delaware        100% AUSA Holding Company            Special purpose

AUSACAN LP                             Canada         General Partner - AUSA Holding Co.   Inter-company lending and general
                                                      (1%); Limited Partner - First AUSA   business
                                                      Life Insurance Company (99%)

Bankers Financial Life Ins.           Arizona         100% Voting Common Stock - First     Insurance
Co.                                                   AUSA Life Insurance Co. Class B
                                                      Common stock is allocated 75% of
                                                      total cumulative vote. Class A
                                                      Common stock is allocated 25% of
                                                      total cumulative vote.

Bay Area Community Investments       California       70% LIICA; 30% Monumental Life       Investments in low income housing tax
I, LLC                                                Insurance Company                    credit properties

Bay State Community                   Delaware        100% Monumental Life Insurance       Investments in low income housing tax
Investments I, LLC                                    Company                              credit properties

Bay State Community                   Delaware        100% Monumental Life Insurance       Investments in low income housing tax
Investments II, LLC                                   Company                              credit properties

Benefit Plans, Inc.                   Delaware        100% Commonwealth General            Inactive
                                                      Corporation

BF Equity LLC                         New York        100% RCC North America LLC           Real estate

Buena Sombra Insurance Agency,        Maryland        91,790 shares of common stock owned  Insurance agency
Inc.                                                  by Commonwealth General
                                                      Corporation; 8,210 shares of common
                                                      stock owned by Peoples Benefit Life
                                                      Insurance Company

Canadian Premier Holdings Ltd.         Canada         100% AEGON DMS Holding B.V.          Holding company

Canadian Premier Life                  Canada         100% Canadian Premier Holdings Ltd.  Insurance company
Insurance Company

Capital General Development           Delaware        2.64 shares of common stock owned    Holding company
Corporation                                           by AEGON USA, Inc.; 10 shares of
                                                      common stock owned by Commonwealth
                                                      General Corporation

Capital Liberty, L.P.                 Delaware        99.0% Monumental Life Insurance      Holding company
                                                      Company (Limited Partner); 1.0%
                                                      Commonwealth General Corporation
                                                      (General Partner)

Commonwealth General                  Delaware        100% AEGON U.S. Corporation          Holding company
Corporation ("CGC")

Consumer Membership Services           Canada         100% Canadian Premier Holdings Ltd.  Marketing of credit card protection
Canada Inc.                                                                                membership services in Canada

Cornerstone International                UK           100% AEGON DMS Holding B.V.          Holding company
Holdings Ltd.

CRC Creditor Resources                 Canada         100% Creditor Resources, Inc.        Insurance agency
Canadian Dealer Network Inc.

Creditor Resources, Inc.              Michigan        100% AUSA Holding Co.                Credit insurance

CRI Canada Inc.                        Canada         100% Creditor Resources, Inc.        Holding company

CRI Credit Group Services Inc.         Canada         100% Creditor Resources, Inc.        Holding company

CRI Systems, Inc.                     Maryland        100% Creditor Resources, Inc.        Technology

Diversified Actuarial              Massachusetts      100% Diversified Investment          Employee benefit and actuarial consulting
Services, Inc.                                        Advisors, Inc.

Diversified Investment                Delaware        100% AUSA Holding Co.                Registered investment advisor
Advisors, Inc.

Diversified Investors                 Delaware        100% Diversified Investment          Broker-Dealer
Securities Corp.                                      Advisors, Inc.

Edgewood IP, LLC                        Iowa          100% TOLIC                           Limited liability company
FGH Eastern Region LLC                Delaware        100% FGH USA LLC                     Real estate
FGH Realty Credit LLC                 Delaware        100% FGH Eastern Region LLC          Real estate

FGH USA LLC                           Delaware        100% RCC North America LLC           Real estate
FGP 90 West Street LLC                Delaware        100% FGH USA LLC                     Real estate
FGP Burkewood, Inc.                   Delaware        100% FGH USA LLC                     Real estate
FGP Bush Terminal, Inc.               Delaware        100% FGH Realty Credit LLC           Real estate
FGP Colonial Plaza, Inc.              Delaware        100% FGH USA LLC                     Real estate
FGP Franklin LLC.                     Delaware        100% FGH USA LLC                     Real estate
FGP Herald Center, Inc.               Delaware        100% FGH USA LLC                     Real estate
FGP Heritage Square, Inc.             Delaware        100% FGH USA LLC                     Real estate
FGP Islandia, Inc.                    Delaware        100% FGH USA LLC                     Real estate
FGP Merrick, Inc.                     Delaware        100% FGH USA LLC                     Real estate
FGP Rockbeach, Inc..                  Delaware        100% FGH USA LLC                     Real estate
FGP West 32nd Street, Inc.            Delaware        100% FGH USA LLC                     Real estate
FGP West Street LLC                   Delaware        100% FGH USA LLC                     Real estate
FGP West Street Two LLC               Delaware        100% FGH USA LLC                     Real estate
Fifth FGP LLC                         Delaware        100% FGH USA LLC                     Real estate

Financial Planning Services,    District of Columbia  100% Ampac Insurance Agency, Inc.    Special-purpose subsidiary
Inc.                                                  (EIN #27-1720755)

Financial Resources Insurance          Texas          100% owned by Dan Trivers, VP &      Retail sale of securities products
Agency of Texas                                       Director of Operations of
                                                      Transamerica Financial Advisors,
                                                      Inc., to comply with Texas
                                                      insurance law

First FGP LLC                         Delaware        100% FGH USA LLC                     Real estate

Flashdance, LLC                       New York        100% Transamerica Occidental Life    Broadway production
                                                      Insurance Company

Force Financial Group, Inc.           Delaware        100% Academy Insurance Group, Inc.   Special-purpose subsidiary

Fourth FGP LLC                        Delaware        100% FGH USA LLC                     Real estate

Garnet Assurance Corporation          Kentucky        100% Life Investors Insurance        Investments
                                                      Company of America

Garnet Assurance Corporation            Iowa          100% Monumental Life Insurance       Business investments
II                                                    Company

Garnet Community Investments          Delaware        100% Life Investors Insurance        Securities
I, LLC                                                Company of America

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Securities
II, LLC                                               Company

Garnet Community Investments          Delaware        100% Transamerica Occidental Life    Business investments
III, LLC                                              Insurance Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
IV, LLC                                               Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
V, LLC                                                Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
VI, LLC                                               Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
VII, LLC                                              Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
VIII, LLC                                             Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
IX, LLC                                               Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
X, LLC                                                Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
XI, LLC                                               Company

Garnet Community Investments          Delaware        100% Monumental Life Insurance       Investments
XII, LLC                                              Company

Garnet LIHTC Fund I, LLC              Delaware        Members: Garnet Community            Investments
                                                      Investments I, LLC (0.01%);
                                                      Goldenrod Asset Management, Inc.--a
                                                      non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund II, LLC             Delaware        Members: Garnet Community            Investments
                                                      Investments II, LLC (0.01%);
                                                      Metropolitan Life Insurance
                                                      Company, a non-affiliate of AEGON
                                                      (99.99%)

Garnet LIHTC Fund III, LLC            Delaware        Members: Garnet Community            Investments
                                                      Investments III, LLC (0.01%);
                                                      Jefferson-Pilot Life Insurance
                                                      Company, a non-affiliate of AEGON
                                                      (99.99%)

Garnet LIHTC Fund IV, LLC             Delaware        Members: Garnet Community            Investments
                                                      Investments IV, LLC (0.01%);
                                                      Goldenrod Asset Management, Inc.--a
                                                      non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund V, LLC              Delaware        Members: Garnet Community            Investments
                                                      Investments V, LLC (0.01%); Lease
                                                      Plan North America, Inc., a
                                                      non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund VI, LLC             Delaware        Members: Garnet Community            Investments
                                                      Investments VI, LLC (0.01%); Pydna
                                                      Corporation, a non-affiliate of
                                                      AEGON (99.99%)

Garnet LIHTC Fund VII, LLC            Delaware        Members: Garnet Community            Investments
                                                      Investmetns VII, LLC (0.01%);
                                                      Washington Mutual Bank, a
                                                      non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund VIII, LLC           Delaware        Members: Garnet Community            Investments
                                                      Investments VIII, LLC (0.01%);
                                                      Washington Mutual Bank, a
                                                      non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund IX, LLC             Delaware        100% Garnet Community Investments    Investments
                                                      IX, LLC

Garnet LIHTC Fund X, LLC              Delaware        100% Garnet Community Investments    Investments
                                                      X, LLC

Garnet LIHTC Fund XI, LLC             Delaware        100% Garnet Community Investments    Investments
                                                      XI, LLC

Garnet LIHTC Fund XII, LLC            Delaware        100% Garnet Community Investments    Investments
                                                      XII, LLC

Gemini Investments, Inc.              Delaware        100% TLIC                            Investment subsidiary

Global Preferred Re Limited           Bermuda         100% GPRE Acquisition Corp.          Reinsurance

Global Premier Reinsurance         British Virgin     100% Commonwealth General            Reinsurance company
Company, Ltd.                                         Corporation

GPRE Acquisition Corp.                Delaware        100% AEGON N.V.                      Acquisition company

Great Companies, L.L.C.                 Iowa          100% Money Services, Inc.            Markets & sells mutual funds &
                                                                                           individually managed accounts

Hott Feet Development LLC             New York        100% Transamerica Occidental Life    Broadway production
                                                      Insurance Company

In the Pocket LLC                     New York        100% Transamerica Occidental Life    Broadway production
                                                      Insurance Company

Innergy Lending, LLC                  Delaware        50% World Financial Group, Inc.;     Lending
                                                      50% ComUnity Lending,
                                                      Inc.(non-AEGON entity)

InterSecurities, Inc.                 Delaware        100% AUSA Holding Co.                Broker-Dealer

Investors Warranty of America,          Iowa          100% AUSA Holding Co.                Leases business equipment
Inc.

Iowa Fidelity Life Insurance          Arizona         Ordinary common stock is allowed     Insurance
Co.                                                   60% of total cumulative vote.
                                                      Participating common stock is
                                                      allowed 40% of total cumulative
                                                      vote. First AUSA Life Insurance Co.

JMH Operating Company, Inc.         Mississippi       100% People's Benefit Life           Real estate holdings
                                                      Insurance Company

Legacy General Insurance               Canada         100% Canadian Premier Holdings Ltd.  Insurance company
Company

Life Investors Alliance, LLC          Delaware        100% LIICA                           Purchase, own, and hold the equity
                                                                                           interest of other entities

Life Investors Insurance                Iowa          679,802 shares Common Stock owned    Insurance
Company of America                                    by AEGON USA, Inc.; 504,033 shares
                                                      Series A Preferred Stock owned by
                                                      AEGON USA, Inc.

LIICA Holdings, LLC                   Delaware        Sole Member: Life Investors          To form and capitalize LIICA Re I, Inc.
                                                      Insurance Company of America

LIICA Re I, Inc.                      Vermont         100% LIICA Holdings, LLC             Captive insurance company

LIICA Re II, Inc.                     Vermont         100% Life Investors Insurance        Captive insurance company
                                                      Company of America

Massachusetts Fidelity Trust            Iowa          100% AUSA Holding Co.                Trust company
Co.

Money Concepts (Canada)                Canada         100% National Financial Corporation  Financial services, marketing and
Limited                                                                                    distribution

Money Services, Inc.                  Delaware        100% AUSA Holding Co.                Provides financial counseling for
                                                                                           employees and agents of affiliated
                                                                                           companies

Monumental General                    Maryland        100% Monumental General Insurance    Provides management srvcs. to
Administrators, Inc.                                  Group, Inc.                          unaffiliated third party administrator

Monumental General Insurance          Maryland        100% AUSA Holding Co.                Holding company
Group, Inc.

Monumental Life Insurance             Maryland        73.23% Capital General Development   Insurance Company
Company                                               Company; 26.77% First AUSA Life
                                                      Insurance Company

National Association                  Maryland        100% Monumental General              Provides actuarial consulting services
Management and Consultant                             Administrators, Inc.
Services, Inc.

National Financial Corporation         Canada         100% AEGON Canada, Inc.              Holding company

National Financial Insurance           Canada         100% 1488207 Ontario Limited         Insurance agency
Agency, Inc.

NEF Investment Company               Calfornia        100% TOLIC                           Real estate development

New Markets Community                   Iowa          50% AEGON Institutional Markets,     Community development entity
Investment Fund, LLC                                  Inc.; 50% AEGON USA Realty
                                                      Advisors, Inc.

Pensaprima, Inc.                        Iowa          100% AEGON USA Realty Advisors,      Investments
                                                      Inc.

Peoples Benefit Life Insurance          Iowa          76.3% Monumental Life Insurance      Insurance Company
Company                                               Company; 20% Capital Liberty, L.P.;
                                                      3.7% CGC

Peoples Benefit Services, Inc.      Pennsylvania      100% Veterans Life Insurance         Special-purpose subsidiary
                                                      Company

Premier Solutions Group, Inc.         Maryland        100% Creditor Resources, Inc.        Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.                 Bermuda         Partners are: Transamerica Life      Provides protection from default risk of
                                                      Insurance Company (13.1%) and        investment grade corporate and sovereign
                                                      non-affiliates of AEGON: XL          issues of financial obligations.
                                                      Capital, Ltd. (34.7%); CalPERS/PCG
                                                      Corporate Partners Fund, LLC
                                                      (13.0%); Radian Group (11.1%). The
                                                      remaining 28.1% of stock is
                                                      publicly owned.

Prisma Holdings, Inc. I               Delaware        100% AUSA Holding Co.                Holding company

Prisma Holdings, Inc. II              Delaware        100% AUSA Holding Co.                Holding company

Pyramid Insurance Company,             Hawaii         100% Transamerica Corp.              Property & Casualty Insurance
Ltd.

Quantitative Data Solutions,          Delaware        100% owned by TOLIC                  Special purpose corporation
LLC

Quest Membership Services,            Delaware        100% Commonwealth General            Travel discount plan
Inc.                                                  Corporation

RCC North America LLC                 Delaware        100% AEGON USA, Inc.                 Real estate

RCC Properties Limited                  Iowa          AEGON USA Realty Advisors, Inc. is   Limited Partnership
Partnership                                           General Partner and 5% owner; all
                                                      limited partners are RCC entities
                                                      within the RCC group

Real Estate Alternatives              Delaware        Members: 38.356% Transamerica Life   Real estate alternatives investment
Portfolio 1 LLC                                       Insurance Co.; 34.247% TOLIC;
                                                      18.356% LIICA; 6.301% Monumental
                                                      Life Insurance Co.; 2.74%
                                                      Transamerica Financial Life
                                                      Insurance Co.

Real Estate Alternatives              Delaware        Members: 59.5% Transamerica Life     Real estate alternatives investment
Portfolio 2 LLC                                       Insurance Co.; 30.75% TOLIC;
                                                      22.25%; Transamerica Financial Life
                                                      Insurance Co.; 2.25% Stonebridge
                                                      Life Insurance Co.

Real Estate Alternatives              Delaware        Members: 30.4% Transamerica Life     Real estate alternatives investment
Portfolio 3 LLC                                       Insurance Co.; 23% TOLIC; 1%
                                                      Stonebridge Life Insurance Co.; 11%
                                                      LIICA; 14% PBLIC; 5% MLIC

Real Estate Alternatives              Delaware        33.4% owned by Life Investors        Real estate alternatives investment
Portfolio 3A, Inc.                                    Insurance Company of America; 32%
                                                      owned by Peoples Benefit Life
                                                      Insurance Company; 10% owned by
                                                      Transamerica Occidental Life
                                                      Insurance Company; 9.4% owned by
                                                      Monumental Life Insurance Company;
                                                      9.4% owned by Transamerica
                                                      Financial Life Insurance Company;
                                                      1% owned by Stonebridge Life
                                                      Insurance Company

Real Estate Alternatives              Delaware        34% owned by Transamerica Life       Investment vehicle for alternative real
Portfolio 4HR, LLC                                    Insurance Company; 30% owned by      estate investments that are established
                                                      Transamerica Occidental Life         annually for our affiliated companies
                                                      Insurance Company; 22% owned by      common investment
                                                      Monumental Life Insurance Company;
                                                      10% owned by Peoples Benefit Life
                                                      Insurance Company; 4% owned by
                                                      Transamerica Financial Life
                                                      Insurance Company

Real Estate Alternatives              Delaware        34% owned by Transamerica Life       Investment vehicle for alternative real
Portfolio 4MR, LLC                                    Insurance Company; 30% owned by      estate investments that are established
                                                      Transamerica Occidental Life         annually for our affiliated companies
                                                      Insurance Company; 22% owned by      common investment
                                                      Monumental Life Insurance Company;
                                                      10% owned by Peoples Benefit Life
                                                      Insurance Company; 4% owned by
                                                      Transamerica Financial Life Ins

Realty Information Systems,             Iowa          100% AEGON USA Realty Advisors,      Information Systems for real estate
Inc.                                                  Inc.                                 investment management

Retirement Project Oakmont               CA           General Partners: Trransamerica      Senior living apartment complex
                                                      Products, Inc.; TOLIC; Transameirca
                                                      Oakmont Retirement Associates, a CA
                                                      limited partnership. Co-General
                                                      Partners of Transamerica Oakmont
                                                      Retirement Associates are
                                                      Transamerica Oakmont Corp. and
                                                      Transamerica Products I
                                                      (Administrative General Partner).

River Ridge Insurance Company         Vermont         100% AEGON Management Company        Captive insurance company

Second FGP LLC                        Delaware        100% FGH USA LLC                     Real estate

Seventh FGP LLC                       Delaware        100% FGH USA LLC                     Real estate

Short Hills Management Company       New Jersey       100% AEGON U.S. Holding Corporation  Holding company

South Glen Apartments, LLC              Iowa          100% Transamerica Affordable         Limited liability company
                                                      Housing, Inc.

Southwest Equity Life Ins. Co.        Arizona         100% of Common Voting Stock AEGON    Insurance
                                                      USA, Inc.

Stonebridge Benefit Services,         Delaware        100% Commonwealth General            Health discount plan
Inc.                                                  Corporation

Stonebridge Casualty Insurance          Ohio          100% AEGON USA, Inc.                 Insurance company
Company

Stonebridge Group, Inc.               Delaware        100% Commonwealth General            General purpose corporation
                                                      Corporation

Stonebridge International                UK           100% Cornerstone International       General insurance company
Insurance Ltd.                                        Holdings Ltd.

Stonebridge International                UK           100% Cornerstone International       Marketing
Marketing Ltd.                                        Holdings Ltd.

Stonebridge Life                      Vermont         100% Commonwealth General            Insurance company
Insurance Company                                     Corporation

Stonebridge Reinsurance               Vermont         100% Stonebridge Life Insurance      Captive insurance company
Company                                               Company

TA Air XI, Corp.                      Delaware        100% TCFC Air Holdings, Inc.         Special purpose corporation

TAH-MCD IV, LLC                         Iowa          100% Transamerica Affordable         Serve as the general partner for McDonald
                                                      Housing, Inc.                        Corporate Tax Credit Fund IV Limited
                                                                                           Partnership

TBC III, Inc.                         Delaware        100% TFCFC Asset Holdings, Inc.      Special purpose corporation

TBK Insurance Agency of Ohio,           Ohio          500 shares non-voting common stock   Variable insurance contract sales in
Inc.                                                  owned by Transamerica Financial      state of Ohio
                                                      Advisors, Inc.; 1 share voting
                                                      common stock owned by James Krost

TCF Asset Management                  Colorado        100% TCFC Asset Holdings, Inc.       A depository for foreclosed real and
Corporation                                                                                personal property

TCFC Air Holdings, Inc.               Delaware        100% Transamerica Commercial         Holding company
                                                      Finance Corporation, I

TCFC Asset Holdings, Inc.             Delaware        100% Transamerica Commercial         Holding company
                                                      Finance Corporation, I

TCFC Employment, Inc.                 Delaware        100% Transamerica Commercial         Used for payroll for employees at TFC
                                                      Finance Corporation, I

TFC Properties, Inc.                  Delaware        100% Transamerica Corporation        Holding company

The AEGON Trust Advisory              Delaware                                             Voting Trust
Board: Donald J. Shepard,
Joseph B.M. Streppel,
Alexander R. Wynaendts,
and Craig D. Vermie

The Insurance Agency for the          Maryland        100% Veterans Life Insurance         Insurance
American Working Family, Inc.                         Company

The RCC Group, Inc.                   Delaware        100% FGH USA LLC                     Real estate

TIHI Mexico, S. de R.L. de             Mexico         95% TIHI; 5% TOLIC                   To render and receive all kind of
C.V.                                                                                       administrative, accountant, mercantile
                                                                                           and financial counsel and assistance to
                                                                                           and from any other Mexican or foreign
                                                                                           corporation, whether or not this company
                                                                                           is a shareholder of them

Transamerica Accounts Holding         Delaware        100% TCFC Asset Holdings, Inc.       Holding company
Corporation

Transamerica Affinity                 Maryland        100% AEGON Direct Marketing          Marketing company
Services, Inc.                                        Services, Inc.

Transamerica Affordable              California       100% TRS                             General partner LHTC Partnership
Housing, Inc.

Transamerica Annuity Service         New Mexico       100% TSC                             Performs services required for structured
Corporation                                                                                settlements

Transamerica Aviation LLC             Delaware        100% TCFC Air Holdings, Inc.         Special purpose corporation

Transamerica Capital, Inc.           California       100% AUSA Holding Co.                Broker/Dealer

Transamerica China Investments       Hong Kong        99% TOLIC                            Holding company
Holdings Limited

Transamerica Commercial               Delaware        100% TFC                             Holding company
Finance Corporation, I

Transamerica Consultora Y              Chile          95% TOLIC; 5% Transamerica           Special purpose limited liability
Servicios Limitada                                    International Holdings, Inc.         corporation

Transamerica Consumer Finance         Delaware        100% TCFC Asset Holdings, Inc.       Consumer finance holding company
Holding Company

Transamerica Corporation              Delaware        100% The AEGON Trust                 Major interest in insurance and finance

Transamerica Corporation               Oregon         100% Transamerica Corp.              Holding company
(Oregon)

Transamerica Direct Marketing        Australia        100% AEGON DMS Holding B.V.          Holding company
Asia Pacific Pty Ltd.

Transamerica Direct Marketing        Australia        100% Transamerica Direct Marketing   Marketing/operations company
Australia Pty Ltd.                                    Asia Pacific Pty Ltd.

Transamerica Direct Marketing          Mexico         100% AEGON DMS Holding B.V.          Provide management advisory and technical
Group, Mexico S.A. de C.V.                                                                 consultancy services.

Transamerica Direct Marketing          Mexico         100% AEGON DMS Holding B.V.          Provide marketing, trading,
Group-Mexico Servicios S.A.                                                                telemarketing and advertising services in
de C.V.                                                                                    favor of any third party, particularly in
                                                                                           favor of insurance and reinsurance
                                                                                           companies.

Transamerica Direct Marketing          Japan          100% AEGON DMS Holding B.V.          Marketing company
Japan K.K.

Transamerica Direct Marketing          Korea          99% AEGON DMS Holding B.V.: 1%       Marketing company
Korea Ltd.                                            AEGON International N.V.

Transamerica Direct Marketing          Taiwan         100% AEGON DMS Holding B.V.          Authorized business:  Enterprise
Taiwan, Ltd.                                                                               management consultancy, credit
                                                                                           investigation services, to engage in
                                                                                           business not prohibited or restricted
                                                                                           under any law of R.O.C., except business
                                                                                           requiring special permission of
                                                                                           government

Transamerica Direct Marketing         Thailand        93% Transamerica International       Marketing of insurance products in
(Thailand), Ltd.                                      Direct Marketing Consultants, LLC;   Thailand
                                                      remiaining 7% held by various AEGON
                                                      employees

Transamerica Distribution             Delaware        100% TCFC Asset Holdings, Inc.       Commercial Finance
Finance - Overseas, Inc.

Transamerica Finance                  Delaware        100% Transamerica Corp.              Commercial & Consumer Lending & equipment
Corporation ("TFC")                                                                        leasing

Transamerica Financial                Delaware        100% TSC                             Broker/dealer
Advisors, Inc.

Transamerica Financial               Minnesota        100% AEGON Financial Services        Inactive
Institutions, Inc.                                    Group, Inc.

Transamerica Financial Life           New York        87.40% AEGON USA, Inc.; 12.60%       Insurance
Insurance Company                                     TOLIC

Transamerica Financial                Alabama         100% Transamerica  Financial         Insurance agent & broker
Resources Ins. Agency of                              Advisors, Inc.
Alabama, Inc.

Transamerica Fund Advisors,           Florida         Western Reserve Life Assurance Co.   Fund advisor
Inc.                                                  of Ohio owns 77%; AUSA Holding Co.
                                                      owns 23%

Transamerica Fund Services,           Florida         Western Reserve Life Assurance Co.   Mutual fund
Inc.                                                  of Ohio owns 44%; AUSA Holding
                                                      Company owns 56%

Transamerica Funding LP                 U.K.          99% Transamerica Leasing Holdings,   Intermodal leasing
                                                      Inc.; 1% Transamerica Commercial
                                                      Finance Corporation, I

Transamerica Holding B.V.           Netherlands       100% AEGON International N.V.        Holding company

Transamerica Home Loan               California       100% Transamerica Finance            Consumer mortgages
                                                      Corporation

Transamerica IDEX Mutual Funds        Delaware        100% AEGON/Transamerica Fund         Mutual fund
                                                      Advisers, Inc.

Transamerica Income Shares,           Maryland        100% AEGON/Transamerica Fund         Mutual fund
Inc.                                                  Advisers, Inc.

Transamerica Insurance               Australia        100% Transamerica Direct Marketing   Insurance intermediary
Marketing Asia Pacific Pty                            Asia Pacific Pty Ltd.
Ltd.

Transamerica Direct Marketing         Maryland        51% Hugh J. McAdorey; 49% AEGON      Provide consulting services ancillary to
Consultants, LLC                                      Direct Marketing Services, Inc.      the marketing of insurance products
                                                                                           overseas.

Transamerica International            Maryland        100% Monumental General Insurance    Marketing arm for sale of mass marketed
Direct Marketing Group, Inc.                          Group, Inc.                          insurance coverage

Transamerica International            Delaware        100% AEGON USA, Inc.                 Investments
Holdings, Inc.

Transamerica International RE         Bermuda         100% AEGON USA, Inc.                 Reinsurance
(Bermuda) Ltd.

Transamerica Investment               Delaware        80% Transamerica Investment          Investment advisor
Management, LLC                                       Services, Inc. as Original Member;
                                                      20% owned by Professional Members
                                                      (employees of Transamerica
                                                      Investment Services, Inc.)

Transamerica Investment               Delaware        100% Transamerica Corp.              Holding company
Services, Inc. ("TISI")

Transamerica Investors, Inc.          Maryland        Maintains advisor status             Advisor

Transamerica Leasing Holdings,        Delaware        100% Transamerica Finance            Holding company
Inc.                                                  Corporation

Transamerica Life (Bermuda)           Bermuda         100% Transamerica Occidental Life    Long-term life insurer in Bermuda - -
Ltd.                                                  Insurance Company                    will primarily write fixed universal life
                                                                                           and term insurance

Transamerica Life Canada               Canada         AEGON Canada Inc. owns 9,600,000     Life insurance company
                                                      shares of common stock; AEGON
                                                      International N.V. owns 3,568,941
                                                      shares of common stock and 184,000
                                                      shares of Series IV Preferred
                                                      stock.

Transamerica Life Insurance             Iowa          316,955 shares Common Stock owned    Insurance
Company                                               by Transamerica Occidental Life
                                                      Insurance Company; 87,755 shares
                                                      Series B Preferred Stock owned by
                                                      AEGON USA, Inc.

Transamerica Marketing E               Brazil         749,000 quotes shares owned by       Brokerage company
Correctora De Seguros De                              AEGON DMS Holding B.V.; 1 quota
Vida Do Brazil Ltda.                                  share owned by AEGON International
                                                      N.V.

Transamerica Mezzanine                Delaware        100% TCFC  Asset Holdings, Inc.      Holding company
Financing Inc.

Transamerica Minerals Company        California       100% TRS                             Owner and lessor of oil and gas
                                                                                           properties

Transamerica Oakmont                 California       100% Transamerica Products, Inc.     General partner retirement properties
Corporation

Transamerica Oakmont                 California       Co-General Partners are              Senior living apartments
Retirement Associates                                 Transamerica Oakmont Corporation
                                                      and Transamerica Products I
                                                      (Administrative General Partner)

Transamerica Occidental Life            Iowa          1,104,117 shares Common Stock owned  Life Insurance
Insurance Company ("TOLIC")                           by Transamerica Service Company;
                                                      1,103,466 shares of Preferred Stock
                                                      owned by Transamerica Corporation

Transamerica Occidental's            California       100% TOLIC                           Mutual fund
Separate Account Fund C

Transamerica Pacific Insurance         Hawaii         100% Transamerica Corp.              Life insurance
Company, Ltd.

Transamerica Products, Inc.          California       100% TSC                             Holding company
("TPI")

Transamerica Pyramid                    Iowa          100% TOLIC                           Realty limited liability company
Properties LLC

Transamerica Re Consultoria            Brazil         95% TOLIC; 5% Transamerica           Insurance and reinsurance consulting
em Seguros e Servicos Ltda                            International Holdings, Inc.

Transamerica Realty Investment        Delaware        100% TOLIC                           Realty limited liability company
Properties LLC

Transamerica Realty Services,         Delaware        100% AEGON USA Realty Advisors,      Real estate investments
LLC ("TRS")                                           Inc.

Transamerica Retirement               Delaware        100% TFC Properties, Inc.            Inactive
Communities S.F., Inc.

Transamerica Retirement               Delaware        100% TFC Properties, Inc.            Inactive
Communities S.J., Inc.

Transamerica Securities Sales         Maryland        100% TSC                             Life insurance sales
Corp.

Transamerica Service Company          Delaware        100% TIHI                            Holding company
("TSC")

Transamerica Small Business           Delaware        100% TCFC Asset Holdings, Inc.       Holding company
Capital, Inc.

Transamerica Trailer Leasing        Switzerland       100% Transamerica Leasing Holdings,  Leasing
AG                                                    Inc.

Transamerica Trailer Leasing           Poland         100% Transamerica Leasing Holdings,  Leasing
Sp. Z.O.O.                                            Inc.

Transamerica Vendor Financial         Delaware        100% TCFC  Asset Holdings, Inc.      Provides commercial leasing
Services Corporation

Unicom Administrative               Pennsylvania      100% Academy Insurance Group, Inc.   Provider of admin. services
Services, Inc.

United Financial Services,            Maryland        100% AEGON USA, Inc.                 General agency
Inc.

Universal Benefits Corporation          Iowa          100% AUSA Holding Co.                Third party administrator

USA Administration Services,           Kansas         100% TOLIC                           Third party administrator
Inc.

Valley Forge Associates, Inc.       Pennsylvania      100% Ampac Insurance Agency, Inc.    Furniture & equipment lessor
                                                      (EIN #27-1720755)

Veterans Insurance Services,          Delaware        100% Ampac Insurance Agency, Inc.    Special-purpose subsidiary
Inc.                                                  (EIN #27-1720755)

Veterans Life Insurance               Illinois        100% AEGON USA, Inc.                 Insurance company
Company

Westcap Investors, LLC                Delaware        100% Transamerica Investment         Inactive
                                                      Management, LLC

Westcap Investors Series Fund,        Delaware        Transamerica Investment Management,  This Series Fund is an unregistered
LLC                                                   LLC is the Managing Member           investments vehicle for Transamerica
                                                                                           Investment Management, LLC (former
                                                                                           Westcap Investors, LLC) clients are
                                                                                           Members

Western Reserve Life Assurance          Ohio          100% AEGON USA, Inc.                 Insurance
Co. of Ohio

WFG China Holdings, Inc.              Delaware        100% World Financial Group, Inc.     Hold interest in Insurance Agency located
                                                                                           in Peoples Republic of China

WFG Insurance Agency of Puerto      Puerto Rico       100% World Financial Group           Insurance agency
Rico, Inc.                                            Insurance Agency, Inc.

WFG Properties Holdings, LLC          Georgia         100% World Financial Group, Inc.     Marketing

WFG Property & Casualty              California       100% WFG Property & Casualty         Insurance agency
Insurance Agency of                                   Insurance Agency, Inc.
California, Inc.

WFG Property & Casualty                Nevada         100% WFG Property & Casualty         Insurance agency
Insurance Agency of Nevada,                           Insurance Agency, Inc.
Inc.

WFG Property & Casualty               Georgia         100% World Financial Group           Insurance agency
Insurance Agency, Inc.                                Insurance Agency, Inc.

WFG Reinsurance Limited               Bermuda         100% World Financial Group, Inc.     Reinsurance

WFG Securities of Canada, Inc.         Canada         100% World Financial Group Holding   Mutual fund dealer
                                                      Company of Canada, Inc.

World Financial Group Holding          Canada         100% TIHI                            Holding company
Company of  Canada Inc.

World Financial Group                 Ontario         50% World Financial Group Holding    Insurance agency
Insurance Agency of Canada                            Co. of Canada Inc.; 50% World
Inc.                                                  Financial Group Subholding Co. of
                                                      Canada Inc.

World Financial Group                  Hawaii         100% World Financial Group           Insurance agency
Insurance Agency of Hawaii,                           Insurance Agency, Inc.
Inc.

World Financial Group              Massachusetts      100% World Financial Group           Insurance agency
Insurance Agency of                                   Insurance Agency, Inc.
Massachusetts, Inc.

World Financial Group                 Wyoming         100% World Financial Group           Insurance agency
Insurance Agency of Wyoming,                          Insurance Agency, Inc.
Inc.

World Financial Group                California       100% Western Reserve Life Assurance  Insurance agency
Insurance Agency, Inc.                                Co. of Ohio

World Financial Group                  Canada         100% World Financial Group Holding   Holding company
Subholding Company of Canada                          Company of Canada, Inc.
Inc.

World Financial Group, Inc.           Delaware        100% AEGON Asset Management          Marketing
                                                      Services, Inc.

World Group Securities, Inc.          Delaware        100% AEGON Asset Management          Broker-dealer
                                                      Services, Inc.

Zahorik Company, Inc.                California       100% AUSA Holding Co.                Inactive


ITEM 29. INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


A. Transamerica Capital Inc. serves as the principal underwriter for:



Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.



Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA WM. This account is a separate account of Monumental Life Insurance Company.



Transamerica Capital, Inc. also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.



B.   Directors and Officers of Transamerica Capital, Inc.:



                               Principal
           Name             Business Address         Position and Offices with Underwriter
           ----             ----------------   ------------------------------------------------
Phillip S. Eckman                 (2)                              Director
Paula G. Nelson                   (3)          Director, Chief Executive Officer and President
Larry N. Norman                   (1)                              Director
John Mallett                      (1)                              Director
Linda S. Gilmer                   (1)                 Executive Vice President - Finance
Frank A. Camp                     (1)                        Corporate Secretary
Michael W. Brandsma               (3)           Managing Director and Executive Vice President
Jay A. Hewitt                     (2)           Managing Director and Executive Vice President
Robert R. Frederick               (1)           Managing Director and Executive Vice President
Lon J. Olejniczak                 (1)           Managing Director and Executive Vice President
Courtney A. John                  (3)                      Chief Compliance Officer
Carol A. Sterlacci                (4)                           Vice President
Darin D. Smith                    (1)                      Assistant Vice President
Brenda L. Smith                   (4)                      Assistant Vice President
Priscilla I. Hechler              (4)          Assistant Vice President and Assistant Secretary
Arthur D. Woods                   (4)                      Assistant Vice President
Dennis P. Gallagher               (4)                      Assistant Vice President
Kyle A. Keelan                    (4)                      Assistant Vice President
Christy Post-Rissin               (4)                      Assistant Vice President
Frank J. Rosa                     (4)                      Assistant Vice President
John W. Fischer                   (4)                      Assistant Vice President
Amy Boyle                         (4)                      Assistant Vice President
Clifton W. Flenniken, III         (5)                      Assistant Vice President


(1)  4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001


(2)  600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426



(3)  4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(4)  570 Carillon Parkway, St. Petersburg, FL 33716



(5)  1111 North Charles Street, Baltimore, MD 21201



C. Compensation to Principal Underwriter.






                                      (2)
                                NET UNDERWRITING        (3)            (4)
             (1)                  DISCOUNTS AND     COMPENSATION    BROKERAGE        (5)
NAME OF PRINCIPAL UNDERWRITER    COMMISSIONS (1)   ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------------------------   ----------------   -------------   -----------   ------------
AFSG Securities Corporation       $1,736,805.60         None           N/A            N/A
Transamerica Capital, Inc. *               None         None           N/A            N/A






(1)  Fiscal Year 2006



(*) Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and affiliate Transamerica Capital, Inc., became the distributor and principal underwriter for the policies.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
     Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 32. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 33. FEE REPRESENTATION

     Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 25th day of April, 2007.


                                        TRANSAMERICA CORPORATE SEPARATE
                                        ACCOUNT SIXTEEN
                                        (Registrant)


                                        By
                                           -------------------------------------
                                        Name: Larry N. Norman*
                                        Title: President


                                        TRANSAMERICA LIFE INSURANCE COMPANY
                                        (Depositor)


                                        By
                                           -------------------------------------
                                        Name: Larry N. Norman*
                                        Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                       TITLE                      DATE
---------                        -----------------------------------   --------------


------------------------------   Director, President and                 04-25-07
Larry N. Norman*                 Chairman of the Board


------------------------------   Director and Vice President             04-25-07
Ronald L. Ziegler*


------------------------------   Director, Senior Vice President,        04-25-07
Craig D. Vermie*                 Secretary and General Counsel


------------------------------   Director, Senior Vice President and     04-25-07
Arthur C. Schneider*             Chief Tax Officer


------------------------------   Director, Executive Vice President,     04-25-07
Brenda K. Clancy*                and Chief Operations Officer


------------------------------   Senior Vice President and Treasurer     04-25-07
James A. Beardsworth*


------------------------------   Vice President and Corporate            04-25-07
Eric J. Martin*                  Controller




/s/ Karen J. Epp
------------------------------
* Signed by Karen J. Epp as
Attorney in Fact

                                  EXHIBIT INDEX


Item 26(c). Underwriting Contracts.



     (i)(c). Amendment No. 8 and Novation to Amended and Restated Principal Underwriting Agreement



     (ii)(a). Selected Broker Agreement



Item 26(e). Application.



     (i). Application



Item 26(h). Participation Agreements.



     (i)(g). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds



     (ii)(d). Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust



     (ii)(e). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust



     (iii)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding
                  T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.



     (iv)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series.



     (vi)(d). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc.



     (vii)(d). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds



     (viii)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund



     (ix)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust



     (xi)(a). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc.



     (xii)(a). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance Trust



     (xiii)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund)



     (xiv)(c). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds

     (xv)(a). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust



     (xvi)(a). Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series



     (xvii)       Participation Agreement regarding DWS Investments VIT Funds



     (xvii)(a). Shareholder Information Sharing Agreement (Under Rule 22c - 2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds



Item 26(n). Other Opinions.


     i.   Consent of Ernst & Young LLP

     ii.  Consent of Sutherland Asbill & Brennan LLP


Item 26(r) Power of Attorney.






     i.   Power of Attorney for Ronald L. Ziegler



     ii.  Power of Attorney for Larry N. Norman



     iii. Power of Attorney for Craig D. Vermie



     iv.  Power of Attorney for Arthur C. Schneider



     v.   Power of Attorney for Brenda K. Clancy



     vi.  Power of Attorney for James A. Beardsworth



     vii. Power of Attorney for Eric J. Martin